             As filed with the Securities and Exchange Commission on May 1, 2006
                                                              File Nos. 33-34813
                                                                        811-2143
================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

      REGISTRATION STATEMENT UNDER THE
      SECURITIES ACT OF 1933                    [ ]

      PRE-EFFECTIVE AMENDMENT NO.               [ ]
      POST-EFFECTIVE AMENDMENT NO. 18           [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 41 [X]
                        (Check Appropriate Box or Boxes)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                           (Exact Name of Registrant)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of Depositor)

                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                      JOHN HANCOCK PLACE, BOSTON, MA 02117
         (Address Of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, Including Area Code: (617) 663-9196

                           ARNOLD R. BERGMAN, ESQUIRE
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               601 CONGRESS STREET
                              BOSTON, MA 02210-2805
                     (Name and Address of Agent for Service)

                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                           --------------------------

It is proposed that this filing become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[x] on May 1, 2006 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on May 1, 2006 pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment
================================================================================

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                             (JOHN HANCOCK(R) LOGO)

                              JOHN HANCOCK ANNUITIES

                                                    Prospectus Dated May 1, 2006

                     Independence Preferred Variable Annuity
                       Independence 2000 Variable Annuity
                          Independence Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in the flexible Purchase Payment deferred combination fixed and variable annuity Contracts listed below that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO") or JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO"). These Contracts are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. In this Prospectus, "we", "us", "our", or "the Company" refers to the applicable issuer of the Contract. You, the Contract Owner, should refer to the first page of your Contract, to determine which Contact you purchased.



This Prospectus describes the variable portion of the Contracts to which you may allocate additional Purchase Payment, to the extent permitted by your Contract. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity benefit payments according to the investment performance of the applicable Sub-Accounts of one of the following Separate Accounts, depending on which Contract you purchased:


                            JOHN HANCOCK                 JOHN HANCOCK                 JOHN HANCOCK
ISSUER OF CONTRACT   VARIABLE ANNUITY ACCOUNT U   VARIABLE ANNUITY ACCOUNT I   VARIABLE ANNUITY ACCOUNT V
------------------   --------------------------   --------------------------   --------------------------
JHLICO                      Independence            Independence Preferred          Independence 2000
JHVLICO                                             Independence Preferred          Independence 2000


We refer to John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account V or John Hancock Variable Annuity Account I singly as a "Separate Account" and collectively as the "Separate Accounts". Each Sub-Account invests in one of the following Funds of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.


JOHN HANCOCK TRUST

500 Index Trust B
Active Bond Trust
Blue Chip Growth Trust
Bond Index Trust B
Capital Appreciation Trust
Equity-Income Trust
Global Bond Trust


Growth and Income Trust (formerly, "Growth & Income II Trust")


High Yield Trust
International Equity Index Trust B
Managed Trust
Mid Cap Stock Trust
Mid Value Trust
Money Market Trust B
Overseas Equity Trust
Real Estate Securities Trust
Short-Term Bond Trust
Small Cap Growth Trust
Small Cap Value Trust

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY

                                    JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

    ANNUITIES SERVICE CENTER              MAILING ADDRESS         ANNUITIES SERVICE CENTER         MAILING ADDRESS
    ------------------------              ---------------         ------------------------         ---------------
      601 Congress Street             Post Office Box 55106         601 Congress Street       Post Office Box 55229
Boston, Massachusetts 02210-2805      Boston, Massachusetts        Boston, Massachusetts       Boston, Massachusetts
(617) 663-3000 or (800) 732-5543            02205-5106                  02210-2805                   02205-5106
                                   www.johnhancockannuities.com   (617) 663-3000 or (800)    www.johnhancockannuities.com
                                                                         732-5543

                                Table of Contents


GLOSSARY OF SPECIAL TERMS .................................................    1
OVERVIEW ..................................................................    3
FEE TABLES ................................................................    4
      Examples ............................................................    4
BASIC INFORMATION .........................................................    1
   WHAT IS THE CONTRACT? ..................................................    1
   WHO ISSUED MY CONTRACT? ................................................    1
   WHO OWNS THE CONTRACT? .................................................    1
   IS THE OWNER ALSO THE ANNUITANT? .......................................    1
   HOW CAN I INVEST MONEY IN A CONTRACT? ..................................    1
      Purchase Payments ...................................................    1
      Initial Purchase Payment ............................................    1
      Issue Date and Contract Year ........................................    1
      Limits on Purchase Payments .........................................    2
      Ways to Make Additional Purchase Payments ...........................    2
      Additional Purchase Payments by Wire ................................    2
   HOW WILL THE VALUE OF MY INVESTMENT CHANGE OVER TIME? ..................    2
   WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE? .........................    2
   TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE
      CONTRACTS? ..........................................................    3
      State Law Insurance Requirements ....................................    3
      Variations in Charges or Rates ......................................    3
   WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT? ....................    3
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS? .....................    3
      Allocation of Purchase Payments .....................................    3
      Procedure for Transferring Your Assets ..............................    4
      Transfers Among Investment Options ..................................    4
      We have adopted policies and procedures to restrict frequent
         transfers of Contract Value among Variable Investment Options ....    4
      Telephone and Facsimile Transactions ................................    5
      Electronic Information ..............................................    5
      Dollar-Cost Averaging Program .......................................    5
      Strategic Rebalancing ...............................................    6
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT? ...............    6
      Asset-Based Charges .................................................    6
      Annual Contract Fee .................................................    6
      Premium Taxes .......................................................    7
      Withdrawal Charge ...................................................    7
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT? .............................    8
      Surrenders and Partial Withdrawals ..................................    8
      Nursing Home Waiver of Withdrawal Charge Rider ......................    9
      Systematic Withdrawal Plan ..........................................    9
      Telephone Withdrawals ...............................................    9
   WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?..   10
      Guaranteed Minimum Death Benefit ....................................   10
   CAN I RETURN MY CONTRACT? ..............................................   10
GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS .........   12
   THE COMPANIES ..........................................................   12
   THE SEPARATE ACCOUNTS ..................................................   13
   THE FUNDS ..............................................................   13
THE ACCUMULATION PERIOD ...................................................   16
      Your Value in our Variable Investment Options .......................   16
      Valuation of Accumulation Units .....................................   16
      Your Value in the Fixed Investment Option ...........................   16
THE ANNUITY PERIOD ........................................................   17
      Maturity Date .......................................................   17
      Choosing Fixed or Variable Annuity Payments .........................   17
      Selecting an Annuity Option .........................................   17
      Variable Monthly Annuity Payments ...................................   17
      Assumed Investment Rate .............................................   18
      Fixed Monthly Annuity Payments ......................................   18
      Annuity Options .....................................................   18
VARIABLE INVESTMENT OPTION VALUATION PROCEDURES ...........................   18
DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER ........................   18
MISCELLANEOUS PROVISIONS ..................................................   19
      Assignment; Change of Owner or Beneficiary ..........................   19
   WHO SHOULD HAVE PURCHASED THE CONTRACTS? ...............................   19
FEDERAL TAX MATTERS .......................................................   19
   INTRODUCTION ...........................................................   19
   OUR TAX STATUS .........................................................   19
   NON-QUALIFIED CONTRACTS (CONTRACTS NOT PURCHASED TO FUND A QUALIFIED
      PLAN) ...............................................................   19
      Undistributed Gains .................................................   19
      Taxation of Annuity Payments ........................................   20
      Surrenders, Withdrawals and Death Benefits ..........................   20
      Taxation of Death Benefit Proceeds ..................................   20
      Penalty Tax on Premature Distributions ..............................   21
      Puerto Rico Non-Qualified Contracts .................................   21
      Diversification Requirements ........................................   21
   QUALIFIED CONTRACTS (CONTRACTS PURCHASED FOR A QUALIFIED PLAN) .........   22
      Penalty Tax on Premature Distributions ..............................   22

      Tax-Free Rollovers ..................................................   23
      Loans ...............................................................   23
      Puerto Rico Contracts Issued to Fund Retirement Plans ...............   24
   SEE YOUR OWN TAX ADVISER ...............................................   24
PERFORMANCE INFORMATION ...................................................   26
REPORTS ...................................................................   26
VOTING PRIVILEGES .........................................................   26
CERTAIN CHANGES ...........................................................   26
      Changes to the Separate Account .....................................   26
      Variations in Charges or Rates for Eligible Classes .................   27
   DISTRIBUTION OF CONTRACTS ..............................................   27
EXPERTS ...................................................................   28
APPENDIX A - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION .....................    1
APPENDIX B: QUALIFIED PLAN TYPES ..........................................    1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES ................................    1

Additional information about the Contracts and the Separate Accounts is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statements of Additional Information are available without charge upon request by contacting us at the address or telephone number shown on the first page of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents for each Statement of Additional Information below.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

Statement of Additional Information
Table of Contents

                                                                     Page of SAI
                                                                     -----------
Distribution......................................................        2
Calculation of Performance Data...................................        2
Other Performance Information.....................................        3
Calculation of Annuity Payments...................................        4
Additional Information About Determining Unit Values..............        5
Purchases and Redemptions of Fund Shares..........................        6
The Separate Account..............................................        6
Delay of Certain Payments.........................................        7
Liability for Telephone Transfers.................................        7
Voting Privileges.................................................        7
Financial Statements..............................................        9

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

Statement of Additional Information
Table of Contents

                                                                     Page of SAI
                                                                     -----------
Distribution......................................................        2
Calculation of Performance Data...................................        2
Other Performance Information.....................................        3
Calculation of Annuity Payments...................................        4
Additional Information About Determining Unit Values..............        5
Purchases and Redemptions of Fund Shares..........................        6
The Separate Account..............................................        6
Delay of Certain Payments.........................................        7
Liability for Telephone Transfers.................................        7
Voting Privileges.................................................        7
Financial Statements..............................................        9

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V


Statement of Additional Information
Table of Contents

                                                                     Page of SAI
                                                                     -----------
Distribution......................................................        2
Calculation of Performance Data...................................        2
Other Performance Information.....................................        3
Calculation of Annuity Payments...................................        4
Additional Information About Determining Unit Values..............        5
Purchases and Redemptions of Fund Shares..........................        6
The Separate Account..............................................        6
Delay of Certain Payments.........................................        7
Liability for Telephone Transfers.................................        7
Voting Privileges.................................................        7
Financial Statements..............................................        9

                            Glossary of Special Terms



The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.



ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.



ANNUITANT: Any natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant", the second person named is referred to as "co-Annuitant". The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant". The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Annuity Period.


ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity benefit payments made by us.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 601 Congress St. Boston, MA 02210-2805.



ANNUITY PERIOD: The period when we make annuity benefit payments to you following the Maturity Date.



ANNUITY UNIT: A unit of measure that is used after the election of an Annuity option to calculate Variable Annuity benefit payments.


BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company.


CONTRACT: The variable annuity contracts described by this Prospectus.


CONTRACT VALUE: At any time before the Maturity Date, the total value of your Contract equals:


-    the total amount you invested;



-    minus all charges we deduct;



-    minus all withdrawals you have made;



- plus or minus each Variable Investment Option's positive or negative investment return that we credit daily to any of your Contract's value daily while it is in that option; and


- plus the interest we credit to any of your Contract's value while it is in the Fixed Investment Option.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

FUND: A series of a registered open-end investment management company which corresponds to a Variable Investment Option.

GENERAL ACCOUNT: All of a Company's assets other than assets in its Separate Accounts or any other Separate Account that it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

JHVLICO: John Hancock Variable Life Insurance Company.

MATURITY DATE: The date on which we begin to make annuity benefit payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.


NON-QUALIFIED CONTRACTS: A Contract which is not issued under a Qualified Plan.



OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you". The Owner has the legal right to make all changes in Contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract on the Maturity Date.



PROSPECTUS: This Prospectus that describes interests in a Contract.


PURCHASE PAYMENT: An amount paid by a Contract Owner to us as consideration for the benefits provided by the Contract.


QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.



QUALIFIED PLAN: A Retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.



SEPARATE ACCOUNT: John Hancock Variable Annuity Account I, John Hancock Variable Annuity Account U, or John Hancock Variable Annuity Account V, as applicable. A separate account is a segregated account of a company that is not commingled with the general assets and obligations of the company.


SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Fund.


SURRENDER VALUE: The total value of a Contract, minus the annual Contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the John Hancock Annuities Service Center.


VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.


VARIABLE INVESTMENT OPTION: An Investment Option which corresponds to a Sub-Account of a Separate Account that invests in a shares of a specific Fund.

                                    Overview



This is the Prospectus - it is not any Contract. The Prospectus simplifies many Contract provisions to better communicate a Contract's essential features. Your rights and obligations under the Contracts will be determined by the language of a Contract itself. On request, we will provide the form of Contract for you to review. Please read your Contract and keep it for future reference.



The Contracts described in this Prospectus are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you exercise any of your rights under the Contract.



Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This product Prospectus reflects the status of the product as of the date of this Prospectus. This Prospectus contains information about different products. Therefore, this Prospectus may contain information that is inapplicable to your Contract.. You should consult your Contract to verify whether any particular provision applies to you and whether you may elect any particular Investment Option.



The Variable Investment Options shown on the first page of this Prospectus are those available under the Contracts described in this Prospectus as of the date of this Prospectus. There may be Variable Investment Options that are not available to you. We may add, modify or delete Variable Investment Options in the future.



When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Fund of the John Hancock Trust (the "Trust"). The Trust is a so-called "series" type mutual fund registered with the "SEC." The investment results of each Variable Investment Option you select will depend on those of the corresponding Fund of the Trust. Each of the Funds is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Fund. Be sure to read that Prospectus before selecting any of the Variable Investment Options.



For amounts you don't wish to invest in a Variable Investment Option, you may be able to allocate these amounts to a Fixed Investment Option if permitted in your local jurisdiction. We invest the assets allocated to the Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our General Account nor any interests in our General Account are registered with the SEC or subject to the Federal securities laws.



We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.



The Contracts are not available in all states. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                   Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING AN INDEPENDENCE, INDEPENDENCE PREFERRED OR INDEPENDENCE 2000 VARIABLE ANNUITY CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


                     CONTRACT OWNER TRANSACTION EXPENSES(1)



MAXIMUM WITHDRAWAL CHARGE
(as % of amount withdrawn or surrendered)      INDEPENDENCE     INDEPENDENCE PREFERRED   INDEPENDENCE 2000
(2)                                          VARIABLE ANNUITY      VARIABLE ANNUITY       VARIABLE ANNUITY
------------------------------------------   ----------------   ----------------------   -----------------
1st year                                              8%                    8%                    7%
2nd year                                              8%                    8%                    6%
3rd year                                              8%                    8%                    5%
4th year                                              7%                    7%                    4%
5th year                                              7%                    7%                    3%
6th year                                              6%                    6%                    2%
7th year                                              6%                    6%                    1%
Thereafter                                            0%                    0%                    0%
Maximum transfer charge (3)                        $N/A                  $N/A                   $25



1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment .



2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.



3) This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.


THE SECOND TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.


                                           INDEPENDENCE     INDEPENDENCE PREFERRED   INDEPENDENCE 2000
                                         VARIABLE ANNUITY      VARIABLE ANNUITY       VARIABLE ANNUITY
                                         ----------------   ----------------------   -----------------
Maximum Annual Contract Fee (4)                $  50                $  50                   $50
Current Annual Contract Fee (5)                $  30                $  30                   $30

  SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) 6

Mortality and Expense Risk Charge               0.90%                1.15%                 1.10%
Administrative Services Charge                  0.50%                0.35%                 0.30%
Total Separate Account Annual Expenses          1.40%                1.50%                 1.40%


3)   This charge is not currently imposed.

4) This charge applies only to Contracts of less than $10,000 during the Accumulation Period. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

5) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the fixed account options.

THE THIRD TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS.


TOTAL ANNUAL FUND OPERATING EXPENSES                              MINIMUM   MAXIMUM
------------------------------------                              -------   -------
Range of expenses that are deducted from Fund assets, including    0.50%     1.28%
management fees, and other expenses



Examples


The following two examples are intended to help you compare the cost of investing in an Independence Variable Annuity, Independence Preferred Variable Annuity, or Independence 2000 Variable Annuity Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

The first example assumes that you invest $10,000 in a Contract and that your investment has a 5% return each year. This example assumes the maximum annual contact fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                              MAXIMUM FUND LEVEL TOTAL OPERATING EXPENSES

INDEPENDENCE VARIABLE ANNUITY                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                         $999     $1,574    $2,085    $3,093

If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period                                          $279     $  857    $1,461    $3,093



INDEPENDENCE PREFERRED VARIABLE ANNUITY           1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------           ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                        $1,008    $1,598    $2,126    $3,173

If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period                                         $  288    $  882    $1,502    $3,173



INDEPENDENCE 2000 VARIABLE ANNUITY                1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------                ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                         $913     $1,315    $1,745    $3,125

If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period                                          $283     $  867    $1,477    $3,125



The next example also assumes that you invest $10,000 in a Contract and that your investment has a 5% return each year. This example assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                MINIMUM FUND LEVEL TOTAL OPERATING EXPENSES

INDEPENDENCE VARIABLE ANNUITY                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------                        ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $918     $1,327    $1,673    $2,275

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $198     $  612    $1,052    $2,275



INDEPENDENCE PREFERRED VARIABLE ANNUITY              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------              ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $927     $1,355    $1,720    $2,369

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $207     $  640    $1,098    $2,369



INDEPENDENCE 2000 VARIABLE ANNUITY                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------                   ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $830     $1,065    $1,329    $2,296

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $200     $  618    $1,062    $2,296



THE FOURTH TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE FUNDS, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.



ALL OF THE FUNDS SHOWN IN THE TABLE ARE NAV CLASS SHARES THAT ARE NOT SUBJECT TO RULE 12B-1 FEES THESE NAV CLASS SHARES COMMENCED OPERATIONS ON APRIL 29, 2005. THESE NAV CLASS SHARES OF A FUND ARE BASED UPON THE EXPENSE RATIOS OF THE FUND'S SERIES I SHARES FOR THE YEAR ENDED DECEMBER 31, 2005 (ADJUSTED TO REFLECT THE ABSENCE OF ANY RULE 12B-1 FEE APPLICABLE TO THE NAV SHARES).



FUND ANNUAL EXPENSES. (as a percentage of Fund average net assets for the fiscal year ended December 31, 2005, except as stated in the Notes that follow this table.)

                                                                             MANAGEMENT                    TOTAL FUND ANNUAL
                                                                                FEES      OTHER EXPENSES        EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK TRUST (NAV):                                                                                        (NAV)
500 Index Trust B (See Note 5.)                                                 0.47%         0.03%              0.50%
Active Bond Trust                                                               0.60%         0.07%              0.67%
Blue Chip Growth Trust (See Notes 1, 2. and 4.)                                 0.81%         0.07%              0.88%
Bond Index Trust B (See Notes 2. and 5.)                                        0.47%         0.03%              0.50%
Capital Appreciation Trust (See Notes 1 and 2.)                                 0.81%         0.05%              0.86%
Equity-Income Trust (See Notes 1, 2 and 4.)                                     0.81%         0.05%              0.86%
Global Bond Trust (See Note 2.)                                                 0.70%         0.12%              0.82%
Growth & Income Trust (See Note 1.)                                             0.68%         0.08%              0.76%
High Yield Trust (See Notes 1 and 2.)                                           0.66%         0.07%              0.73%
International Equity Index Trust B (See Note 5.)                                0.55%         0.04%              0.59%
Managed Trust (See Notes 2 and 3.)                                              0.69%         0.06%              0.75%
Mid Cap Stock Trust (See Notes 1 and 2.)                                        0.84%         0.08%              0.92%
Mid Value Trust (See Notes 1, 2. and 4.)                                        0.98%         0.08%              1.06%
Money Market Trust B (See Note 5.)                                              0.49%         0.04%              0.53%
Overseas Equity Trust (See Notes 1 and 2.)                                      1.05%         0.23%              1.28%
Real Estate Securities Trust (See Notes 1 and 2.)                               0.70%         0.06%              0.76%
Short-Term Bond Trust (See Notes 1 and 2.)                                      0.59%         0.09%              0.68%
Small Cap Growth Trust (See Notes 1 and 2.)                                     1.07%         0.06%              1.13%
Small Cap Value Trust (See Note 1.)                                             1.07%         0.05%              1.12%

1. The management fee shown for this Fund reflects the method of calculating the advisory fee that became effective during October, 2005 and assumes these changes were in effect for the year ended December 31, 2005. Under this method, the applicable portion of the Fund's aggregate net assets are combined with the applicable portions of one or more other funds having the same subadviser for the purpose of determining advisory fee break points.

2. The amounts shown for this Fund reflect the advisory fee rates that became effective April 29, 2005. Expenses shown in the table assume these changes were in effect for the year ended December 31, 2005.

3.   This Fund commenced operations on April 29, 2005.

4. The subadviser has voluntarily agreed to waive a portion of its subadvisory fee for John Hancock Trust's Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust series. This waiver is based on the combined average daily net assets of these Funds and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Funds"). Under the voluntary agreement, the subadviser will reduce its fee by 5.00% for the amount of the T. Rowe Funds' combined average daily net assets in excess of $750 million and, effective November 1, 2006, by an additional 2.50% for the amount of the T. Rowe Funds' combined average daily net assets in excess of $1.5 billion. The adviser has also voluntarily agreed to reduce the advisory fee for each Fund by the amount that the subadvisory fee for that Fund is reduced. These voluntary fee waivers may be terminated at any time by the subadviser or the adviser.

5. This Fund commenced operations on April 29, 2005. "Other Expenses" shown in the table for this Fund are based on estimates for the current fiscal year. The adviser for this Fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the Fund) to the extent necessary to limit the Fund's "Annual Operating Expenses". A Fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Fund not incurred in the ordinary course of the Fund's business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the Fund to (or has shares of the Fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the management fee shown for the 500 Index Trust B, Bond Index Trust B, International Equity Index Trust B and Money Market Trust B would be 0.22%, 0.22%, 0.30% and 0.24%, respectively, and the Total Fund Annual Expenses shown would be 0.25%, 0.25%, 0.34% and 0.28%, respectively.

                                Basic Information

WHAT IS THE CONTRACT?


The Contract is a deferred payment Variable Annuity Contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" Contract, the annuity payments will begin on a future date, called the Contract's "Maturity Date". Under a "Variable Annuity" Contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen.


WHO ISSUED MY CONTRACT?

Your Contract was issued either by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. Please refer to your Contract for the name of the Company that issued your Contract. John Hancock Variable Life Insurance Company is not authorized to sell life insurance products in the State of New York.

WHO OWNS THE CONTRACT?

That's up to you. Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract will be the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. If permitted by your Contract, you may name another person as Annuitant or joint Annuitant if that person meets our underwriting standards. If also permitted by your Contract, you may name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments

The Contracts described in this Prospectus are no longer available for sale, however, the minimum initial Purchase Payment requirements for the Contracts is outlined in the table below. The minimum Purchase Payment for each subsequent payment into the Contracts is $50.

                                                 INDEPENDENCE:   INDEPENDENCE PREFERRED:   INDEPENDENCE 2000
                                                 -------------   -----------------------   -----------------
Min initial Purchase Payment                         $1,000                  N/A                    N/A
Min initial Purchase Payment (non qualified):           N/A               $5,000                 $5,000
Min initial Purchase Payment (IRA)                      N/A               $1,000                 $1,000
Min initial Purchase Payment (other qualified)          N/A               $1,000                 $   50
Min initial Annuity Direct Deposit Program              N/A                  N/A                 $  500
Min Subsequent Purchase Payments:                    $   50               $   50                 $   50


Initial Purchase Payment



When we received your initial Purchase Payment and all necessary information at the Annuities Service Center we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or got your permission to keep it until we received all of the necessary information.


Issue Date and Contract Year

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was age 85 or older.

Limits on Purchase Payments

You can make Purchase Payments of up to $500,000 (1,000,000 for Independence 2000 Contracts) in any one Contract Year ($100,000 into the Fixed Investment Option, after the initial Purchase Payment which could have been as much as $500,000). The total of all new Purchase Payments and transfers that you allocate to any one Variable Investment Option in any one Contract Year may not exceed $1,000,000 (except in the case of Independence Variable Annuity Contracts where the maximum amount you may transfer is $500,000). While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Annuitant's 85th birthday (85 1/2 for Independence Variable Annuity Contracts).

Ways to Make Additional Purchase Payments

Additional Purchase Payments made by check or money order should be:

-    drawn on a U.S. bank,

-    drawn in U.S. dollars, and


-    made payable to "John Hancock" and sent to the Annuity Service Center.



We credit any additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive an additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.



We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the cover of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.


Additional Purchase Payments by Wire


You may transmit additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.



If your wire order is complete, we will invest the additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.


HOW WILL THE VALUE OF MY INVESTMENT CHANGE OVER TIME?

Prior to a Contract's Maturity Date, the amount you've invested in any Variable Investment Option will increase or decrease based upon the investment experience of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Fund directly and reinvested all Fund dividends and distributions in additional shares.


Like a regular mutual fund, each Fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the Contract. These charges reduce your investment performance and the amount we have credited to your Contract in any Variable Investment Option. We describe these charges under "What fees and charges will be deducted from my Contract? ".


Each Purchase Payment you allocate to the Fixed Investment Option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the Fixed Investment Option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a Variable Investment Option will be treated as a Purchase Payment.

Under current practice, we credit interest to amounts allocated to the Fixed Investment Option based on the size of the initial Purchase Payment, We credit a higher rate for initial Purchase Payments of $10,000 or more (and those over $10,000 or $25,000 or more for Independence 2000 only). The rate of interest credited on each amount varies based upon when that amount was allocated to the Fixed Investment Option.




WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?


If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of Fixed Annuity or Variable Annuity payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "The Annuity Period" for information about all of these choices you can make.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements


Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased the Contract. These variations are reflected in your Contract.


Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:


- full or partial withdrawals (including surrenders and systematic withdrawals);



-    payment of any death benefit proceeds; and


-    periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:


-    the type of the distribution;



-    when the distribution is made;



-    the nature of any Qualified Plan for which the Contract is being used, and


-    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.


IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

Allocation of Purchase Payments


When you applied for your Contract, you specified the Investment Options in which your Purchase Payments were allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of receipt of your request at the Annuities Service Center.


We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payment at any one time or over the life of your Contract.

Procedure for Transferring Your Assets


You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center at the address shown on the front page. Your request should include:



-    your name;



-    daytime telephone number;



-    Contract number;



-    the names of the Investment Options being transferred to and from each; and


-    the amount of each transfer.


Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.


Transfers Among Investment Options

You may transfer amounts held in one Investment Option to any other Investment Option. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

Although your Contract may impose restrictions on the maximum amount that may be transferred among the Variable Investment Options, we currently do not enforce these restrictions.


Currently, we do not impose a charge for transfer requests. For Independence 200, the first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit.


We have adopted policies and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment can be harmed by frequent transfer activity since such activity may expose the variable investment option's underlying fund to increased fund transaction costs and/or disrupt the funds manager's ability to effectively manage the fund's investment fund in accordance with the fund's investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.



To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Account, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a Fund are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange - usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Strategic Rebalancing Program, (b) transfers from a fixed account option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Funds and (d) transfers made during the annuity period (these transfers are subject to a 30 day notice requirement, however, as described below). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions at any time to restrict trading, including, but not limited to:


-    restricting the number of transfers made during a defined period;



-    restricting the dollar amount of transfers;



- restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and


-    restricting transfers into and out of certain Sub-Accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.


DURING THE ANNUITY PERIOD, YOU MAY NOT MAKE ANY TRANSFER THAT WOULD RESULT IN MORE THAN FOUR INVESTMENT OPTIONS BEING USED AT ONCE. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply.


We impose additional restrictions that apply specifically to transfers involving the Fixed Investment Option. You may NOT:


- transfer assets to or from the Fixed Investment Option during the annuity period;



- transfer assets into the Fixed Investment Option on or within 30 days prior to your Contract's Maturity Date;



- transfer or deposit (exclusive of the initial Purchase Payment) more than $100,000 into the Fixed Investment Option during a Contract Year;



- make any transfers into the Fixed Investment Option within six months of a transfer out of the Fixed Investment Option; or


- transfer out of the Fixed Investment Option more than once during a Contract Year and only within 10 days before or after the anniversary of your Contract's issuance ("Contract anniversary").

It is also our practice to approve transfers to a Fixed Investment Option, if available under your Contract, after the end of the 10th Contract Year. We reserve the right to terminate this practice at any time.

Telephone and Facsimile Transactions


If you complete a special authorization form, you can request transfers among Investment Options and changes of allocation among Investment Options simply by telephoning or by faxing us at the Annuities Service Center. Any fax request should include your name, daytime telephone number, Contract number and, in the case of transfers and changes of allocation, the names of the Investment Options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.


If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this Prospectus, we have imposed restrictions on transfers including the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any Owners who we feel are abusing the privilege to the detriment of other Owners.

Electronic Information

You may access information about your Contract through our website, www.johnhancockannuities.com. In order to do so, you will be required to create an account with a username and password, and maintain a valid e-mail address. You are responsible for keeping your password confidential and must notify us of any loss or theft of your password, or any unauthorized use of your password.

Dollar-Cost Averaging Program


Under our Dollar Cost Averaging program, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar-cost averaging program:



-    The amount of each transfer must equal at least $100.



- You may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;



-    You may discontinue the program at any time;



- The program automatically terminates when the Variable Investment Option from which we taking the transfers have been exhausted;

- Automatic transfers to or from the Fixed Investment Option are not permitted.



We reserve the right to suspend, modify or terminate the program at any time.



Strategic Rebalancing Program



This program automatically re-sets the percentage of your account value allocated to the Variable Investment Options. Over time, the variations in the investment results for each Variable Investment Option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these Variable Investment Options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a Variable Investment Option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a Variable Investment Option with relatively lower current investment performance to one with relatively higher current investment performance. Automatic transfers to or from any available Fixed Investment Options are not permitted under this program.



This program can be elected by sending the appropriate form to the Annuities Service Center. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each Variable Investment Option, and a future beginning date. Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.



We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.


WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?


We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity benefit payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the Funds' prospectuses.



Asset Based Charges



We deduct Separate Account expenses daily, as a percentage of average account value, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts, as follows:


   SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)


                                           INDEPENDENCE     INDEPENDENCE PREFERRED   INDEPENDENCE 2000
                                         Variable Annuity      Variable Annuity       Variable Annuity
                                         ----------------   ----------------------   -----------------
Mortality and Expense Risk Charge              0.90%                 1.15%                 1.10%
Administrative Services Charge                 0.50%                 0.35%                 0.30%
                                               ----                  ----                  ----
Total Separate Account Annual Expenses         1.40%                 1.50%                 1.40%
                                               ====                  ====                  ====



These charges do not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.


In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual Contract Fee


We currently deduct a $30 annual Contract fee at the end of each Contract Year if the Contract has a total value of less than $10,000. We also deduct the annual Contract fee if you surrender your Contract before then. We take the deduction proportionally from each Investment Option you are then using. We will not deduct, however, any portion of the annual Contract fee from the Fixed Investment Option if such deduction would result in an accumulation of amounts allocated to the Fixed Investment Option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the Contract fee proportionately from the other Investment Options you are using. We reserve the right to increase the annual Contract fee to $50.

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.


Premium Taxes


We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.



In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.



                          PREMIUM TAX RATE
STATE OR    ---------------------------------------------
TERRITORY   QUALIFIED CONTRACTS   NON-QUALIFIED CONTRACTS
---------   -------------------   -----------------------
CA                 0.50%                   2.35%
GUAM               4.00%                   4.00%
ME(A)              0.00%                   2.00%
NV                 0.00%                   3.50%
PR                 3.00%                   3.00%
SD(A)              0.00%                   1.25%(B)
WV                 1.00%                   1.00%
WY                 0.00%                   1.00%



(A)  We pay premium tax upon receipt of Purchase Payment.



(B)  0.80% on Purchase Payments in excess of $500,000.


Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date (partial withdrawal) or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date (total withdrawal or surrender), we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.

HERE'S HOW WE DETERMINE THE CHARGE: In any Contract Year, you may withdraw up to 10% of the total value of your Contract (computed as of the beginning of the Contract Year) without the assessment of any withdrawal charge. We refer to this amount as the free withdrawal amount. However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.


The withdrawal charge percentage depends upon the type of Contract you purchased and the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:



                                              INDEPENDENCE     INDEPENDENCE PREFERRED   INDEPENDENCE 2000
MAXIMUM WITHDRAWAL CHARGE(1)                VARIABLE ANNUITY      VARIABLE ANNUITY      VARIABLE ANNUITY
----------------------------                ----------------   ----------------------   -----------------
(as % of amount withdrawn or surrendered)
1st year                                           8%                    8%                    7%
2nd year                                           8%                    8%                    6%
3rd year                                           8%                    8%                    5%
4th year                                           7%                    7%                    4%
5th year                                           7%                    7%                    3%
6th year                                           6%                    6%                    2%
7th year                                           6%                    6%                    1%
Thereafter                                         0%                    0%                    0%



(1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.



Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been "withdrawn" under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual Contract charge to have been withdrawals of Purchase Payments (which means that no withdrawal charge will ever be paid on those amounts).

The amount of any withdrawal that exceeds any remaining Purchase Payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.


HERE'S HOW WE DEDUCT THE WITHDRAWAL CHARGE: We deduct the withdrawal charge proportionally from each Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from the Growth & Income Variable Investment Option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth & Income option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value.


You will find examples of how we compute the withdrawal charge in Appendix A to this Prospectus.

WHEN WITHDRAWAL CHARGES DON'T APPLY: We don't assess a withdrawal charge in the following situations:

- on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit;


- on certain withdrawals if you meet the requirement of the nursing home waiver rider (only available on Independence 2000 Variable Annuity contracts);


- on amounts withdrawn to satisfy the minimum distribution requirements for tax-Qualified Plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

In addition, under our exchange offer program, certain pension plans may be eligible to exchange their Contracts, without charge, for shares of certain mutual funds distributed by John Hancock Funds, LLC. Under the terms of the exchange offer, any remaining withdrawal charge applicable to any Contract exchanged would be waived at the time of the exchange transaction. You can participate in the exchange offer only if your Contract was purchased on behalf of either:

-    a pension plan qualified under Section 401(k) of the Code; or

- a targeted benefit pension plan where plan assets are not allocated specifically as being for the account of individual plan participants.

The exchange offer was expected to remain open until March 1, 1999, but could be extended for particular offerees under special circumstances. Such extensions have occurred and may continue to occur for an indefinite period of time.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:


-    surrender your Contract for a cash payment of its Surrender Value; or


-    make a partial withdrawal of the Surrender Value.


The Surrender Value of a Contract is the total value of a Contract, minus the annual Contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.



Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax Information." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.



We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a partial withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.


Without our prior approval, you may not make a partial withdrawal:


- for an amount less than $100 ($250 for Independence Variable Annuity contracts); or


-    if the remaining total value of your Contract would be less than $1,000.

If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your Contract if the value of your Contract becomes zero.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of regular trading for the day on the New York Stock Exchange. Usually this is 4:00 p.m., Eastern time. If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.


You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option.

Signature Guarantee Requirements for Surrenders and Partial Withdrawals


We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:


          1. You are requesting that we mail the amount withdrawn to an alternate address; or

          2. You have changed your address within 30 days of the withdrawal request; or

          3. You are requesting a withdrawal in the amount of $100,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Nursing Home Waiver of Withdrawal Charge Rider

(available on Independence 2000 Variable Annuity Contracts only)

If you own an Independence 2000 Contract and if permitted by your state, you may have a nursing home waiver of withdrawal charge benefit. Under this benefit, we will waive withdrawal charge on any withdrawals, provided all the following conditions apply:


- you become confined to a nursing home beginning at least 90 days after we issue your Contract and prior to the Contract's Maturity Date;



- you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care;



- we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility;


-    your confinement is prescribed by a doctor and medically necessary.

This benefit was not available at application if:

-    you were older than 74 years at application; or

-    if you were confined to a nursing home within the past two years.

For a more complete description of the terms and conditions of this benefit, you should refer directly to your Contract.

Systematic Withdrawal Plan


Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the total value of your Contract. Each systematic withdrawal is subject to any withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the Contract change over time?" and "What fees and charges will be deducted from my Contract? ". The same tax consequences also generally will apply.


The following conditions apply to systematic withdrawal plans:


     in any one Contract Year, you may not withdraw more than 10% of the total value of your Contract at the beginning of the Contract Year;


-    the amount of each systematic withdrawal must equal at least $100;

- if the amount of each withdrawal drops below $100 or the total value of your Contract becomes less than $5,000, we will suspend the plan and notify you;

-    you may cancel the plan at any time; but

- you cannot elect this plan if you are participating in the dollar-cost averaging program.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals


If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?

Guaranteed Minimum Death Benefit


INDEPENDENCE VARIABLE ANNUITY CONTRACTS:



If the Annuitant dies before your Contract's Maturity Date, we will pay a death benefit. If the death occurs before the Contract anniversary nearest the Annuitant's 75th birthday, we will pay the greater of:


-    the total value of your Contract, or

- the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

If the death occurs on or after the Contract anniversary nearest the Annuitant's 75th birthday, we will pay an amount equal to the total value of your Contract.





INDEPENDENCE PREFERRED VARIABLE ANNUITY CONTRACTS:



If the Annuitant dies before your Contract's Maturity Date, we will pay a death benefit that is the greatest of:



[ ]  the total value of your Contract, or



- the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges, or



- in states where permitted by law, the "highest total value" of your Contract as of any third interval anniversary of your Contract to date (preceding the anniversary nearest the Annuitant's 81st birthday), plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.



We calculate the "highest total value" as follows: On the third anniversary of your Contract (and every third anniversary thereafter until the anniversary closest to the Annuitant's 81st birthday), we compute the total value of your Contract adjusting for Purchase Payments and partial withdrawals since that anniversary. We compare that amount to the amounts described in the first two bullets. The greatest of these three amounts forms a minimum which may increase on subsequent third interval anniversaries with favorable investment performance and additional Purchase Payments but will never decrease unless partial withdrawals are taken.



INDEPENDENCE 2000 VARIABLE ANNUITY CONTRACTS:



If the Annuitant dies before your Contract's Maturity Date, we will pay a death benefit, that is the greatest of:


-    the total value of your Contract, or

- the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges, or


- in states where permitted, the highest total value of your Contract as of any "fifth interval anniversary" of your Contract to date, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.



We calculate the "highest total value" as follows: On each "fifth interval anniversary" of your Contract, we compute the total value of your Contract adjusting for Purchase Payments and partial withdrawals since that anniversary. We compare that amount to the amounts described in the first two bullets. The greatest of these three amounts forms a minimum which may increase on subsequent fifth interval anniversaries with favorable investment performance and additional Purchase Payments but will never decrease unless partial withdrawals are taken.


To determine any "fifth interval anniversary" of your Contract, we count only those anniversaries that occur:

-    BEFORE we receive proof of the Annuitant's death, and

-    BEFORE the Annuitant attains age 81.


The initial "fifth interval anniversary" is the fifth anniversary of your Contract if the Annuitant is less than age 81 at that time. We calculate the death benefit as of the day we receive, at the John Hancock Annuity Service
Office:



-    proof of the Annuitant's death, and



-    the required instructions as to method of settlement.



ALL CONTRACTS:


Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the Beneficiary you chose prior to the Annuitant's death. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options."

CAN I RETURN MY CONTRACT?

When you purchased your Contract you had the right to cancel your Contract within 10 days (or longer in some states) after the date you received it. If you decided to return your Contract you would have delivered or mailed it to John Hancock or to the John Hancock representative who delivered the Contract to you.


In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you had paid. The date of cancellation would have been the date we received the Contract.

        General Information about Us, the Separate Accounts and the Funds


THE COMPANIES


Your Contract was issued by either John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. Please refer to your Contract to determine which Company issued your Contract.


John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHVLICO") are indirect wholly-owned subsidiaries of John Hancock Financial Services, Inc., who's ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries are collectively known as "Manulife Financial".



JHVLICO, is a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts 02117. JHVLICO also has an Annuities Service Center at 601 Congress Street, Boston, Massachusetts 02210-2805. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO is a wholly-owned subsidiary of JHLICO.



JHLICO (formerly known as John Hancock Mutual Life Insurance Company, and chartered in Massachusetts in 1862) is a Massachusetts stock life insurance company that "demutualized" and changed its name to John Hancock Life Insurance Company on February 1, 2000. As part of the demutualization process, JHLICO became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of MFC. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003.. JHLICO's Home Office is at John Hancock Place, Boston, Massachusetts 02117. JHLICO also has an Annuities Service Center at 601 Congress Street, Boston, Massachusetts 02210-2805. JHLICO is authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2004, JHLICO's assets were approximately $100 billion and JHLICO had invested approximately $1.9 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that JHLICO will from time to time make additional capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connection with its business. JHLICO is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.


JHLICO and JHVLICO have received the following financial ratings:

     A++ A.M. Best

     Superior companies have a very strong ability to meet their obligations; 1st category of 16

     AA+ Fitch

     Very strong capacity to meet policyholder and Contract obligations; 2nd category of 24

     AA+ Standard & Poor's

     Very strong financial security characteristics; 2nd category of 21

     Aa2 Moody's

     Excellent in financial strength; 3rd category of 21


These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of JHLICO's and JHVLICO's ability to honor any guarantees provided by the Contract, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Separate Account or Fund.

THE SEPARATE ACCOUNTS



We use our Separate Accounts to support the Variable Investment Options you choose.



You do not invest directly in the Funds made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Fund through one of the following Separate Accounts, depending on the Contract you purchased: John Hancock Variable Annuity Account U, John Hancock Variable Annuity Account I, or John Hancock Variable Annuity Account V (Collectively, the "Separate Accounts"). Please refer to your Contract. We hold the Fund's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Fund).



We established the above Separate Accounts under Massachusetts law. Each Separate Account's assets, including the Funds' shares, belong to the respective Company that established the Separate Account. Each Company's Contracts provide that amounts held in its Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against that Company.



The income, gains and losses, whether or not realized, from assets of each Separate Account are credited to or charged against that Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the respective Company's Contracts are general corporate obligations of that Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any of our other business.


We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Accounts are registered as unit investment trusts under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


THE FUNDS



When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Fund of John Hancock Trust.



THE FUNDS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Funds are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Funds also may be available through participation in certain qualified pension or retirement plans.



The Funds' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Fund described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE FUNDS HELD IN OUR SEPARATE ACCOUNT.



The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Fund shares as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Funds are not fixed or specified under the terms of the contracts and may vary from year to year. These fees and expenses differ for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Funds. JHIMS LLC is our affiliate.



- If shares of a Fund are no longer available for investment or in our judgment investment in a Fund becomes inappropriate, we may eliminate the shares of a Fund and substitute shares of another Fund, or of another open-end registered investment company.

     A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



The Funds pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Funds. The amount of this compensation is based on a percentage of the assets of the Fund attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Fund to Fund and among classes of shares within a Fund. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Fund's assets and paid for the services we or our affiliates provide to that Fund. In addition, compensation payments of up to 0.40% of assets may be made by a Fund's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Fee Table. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.



You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Funds that we make available under the Contracts. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. YOU CAN OBTAIN A COPY OF A FUND'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



                               JOHN HANCOCK TRUST



   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)



CAPITAL GUARDIAN TRUST COMPANY
   Overseas Equity Trust         Seeks long-term capital appreciation by
                                 investing, under normal market conditions, at
                                 least 80% of its assets in equity securities of
                                 companies outside the U.S. in a diversified mix
                                 of large established and medium-sized foreign
                                 companies located primarily in developed
                                 countries and, to a lesser extent, in emerging
                                 markets.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust (1)         Seeks income and capital appreciation by
                                 investing at least 80% of its assets in a
                                 diversified mix of debt securities and
                                 instruments.

   Bond Index Trust B            Seeks to track the performance of the Lehman
                                 Brothers Aggregate Index (which represents the
                                 U.S. investment grade bond market) by
                                 investing, under normal market conditions, at
                                 least 80% of its assets in securities listed in
                                 the Lehman Index.

   Managed Trust (2)             Seeks income and long-term capital appreciation
                                 by investing primarily in a diversified mix of:
                                 (a) common stocks of large and mid sized U.S.
                                 companies, and (b) bonds with an overall
                                 intermediate term average maturity.

   Short-Term Bond Trust         Seeks income and capital appreciation by
                                 investing at least 80% of its assets in a
                                 diversified mix of debt securities and
                                 instruments.

DEUTSCHE ASSET MANAGEMENT, INC.
   Real Estate Securities        Seeks to achieve a combination of long-term
   Trust                         capital appreciation and current income by
                                 investing, under normal market conditions, at
                                 least 80% of its net assets (plus any
                                 borrowings for investment purposes) in equity
                                 securities of real estate investment trusts
                                 ("REITS") and real estate companies.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   Managed Trust (2)             Seeks income and long-term capital appreciation
                                 by investing primarily in a diversified mix of:
                                 (a) common stocks of large and mid sized U.S.
                                 companies, and (b) bonds with an overall
                                 intermediate term average maturity.

INDEPENDENCE INVESTMENT LLC
   Growth and Income Trust       Seeks income and long-term capital appreciation
   (formerly, Growth &           by investing, under normal market conditions,
   Income II Trust)              primarily in a diversified mix of common stocks
                                 of large U.S. companies.

                               JOHN HANCOCK TRUST



   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)



JENNISON ASSOCIATES LLC
   Capital Appreciation Trust    Seeks long-term capital growth by investing at
                                 least 65% of its total assets in equity-related
                                 securities of companies that exceed $1 billion
                                 in market capitalization and that the
                                 subadviser believes have above-average growth
                                 prospects. These companies are generally
                                 medium-to-large capitalization companies.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust B             Seeks to approximate the aggregate total return
                                 of a broad U.S. domestic equity market index
                                 investing, under normal market conditions, at
                                 least 80% of its net assets (plus any
                                 borrowings for investment purposes) in (a) the
                                 common stocks that are included in the S & P
                                 500 Index(3) and (b) securities (which may or
                                 may not be included in the S & P 500 Index)
                                 that MFC Global (U.S.A.) believes as a group
                                 will behave in a manner similar to the index.

   Money Market Trust B          Seeks to obtain maximum current income
                                 consistent with preservation of principal and
                                 liquidity by investing in high quality, U.S.
                                 Dollar denominated money market instruments.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust             Seeks to realize maximum total return,
                                 consistent with preservation of capital and
                                 prudent investment management by investing the
                                 portfolio's assets primarily in fixed income
                                 securities denominated in major foreign
                                 currencies, baskets of foreign currencies (such
                                 as the ECU), and the U.S. dollar.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index    Seeks to track the performance of a broad-based
   Trust B                       equity index of foreign companies primarily in
                                 developed countries and, to a lesser extent, in
                                 emerging market countries by investing, under
                                 normal market conditions, at least 80% of its
                                 assets in securities listed in the Morgan
                                 Stanley Capital International All Country World
                                 Excluding U.S. Index

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust        Seeks to achieve long-term growth of capital
                                 (current income is a secondary objective) by
                                 investing, under normal market conditions, at
                                 least 80% of the portfolio's total assets in
                                 the common stocks of large and medium-sized
                                 blue chip growth companies. Many of the stocks
                                 in the portfolio are expected to pay dividends.

   Equity-Income Trust           Seeks to provide substantial dividend income
                                 and also long-term capital appreciation by
                                 investing primarily in dividend-paying common
                                 stocks, particularly of established companies
                                 with favorable prospects for both increasing
                                 dividends and capital appreciation.

   Mid Value Trust               Seeks long-term capital appreciation by
                                 investing, under normal market conditions,
                                 primarily in a diversified mix of common stocks
                                 of mid size U.S. companies that are believed to
                                 be undervalued by various measures and offer
                                 good prospects for capital appreciation.

WELLINGTON MANAGEMENT COMPANY, LLP
   Mid Cap Stock Trust           Seeks long-term growth of capital by investing
                                 primarily in equity securities of mid-size
                                 companies with significant capital appreciation
                                 potential.

   Small Cap Growth Trust        Seeks long-term capital appreciation by
                                 investing, under normal market conditions,
                                 primarily in small-cap companies that are
                                 believed to offer above average potential for
                                 growth in revenues and earnings.

   Small Cap Value Trust         Seeks long-term capital appreciation by
                                 investing, under normal market conditions, at
                                 least 80% of its assets in small-cap companies
                                 that are believed to be undervalued by various
                                 measures and offer good prospects for capital
                                 appreciation.

WESTERN ASSET MANAGEMENT COMPANY

                               JOHN HANCOCK TRUST



   (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                      Fund)



   High Yield Trust              Seeks to realize an above-average total return
                                 over a market cycle of three to five years,
                                 consistent with reasonable risk, by investing
                                 primarily in high yield debt securities,
                                 including corporate bonds and other
                                 fixed-income securities.



1. The Active Bond Trust is subadvised by Declaration Management & Research LLC (65%) and Sovereign Asset Management LLC (35%)



2. The Managed Trust is subadvised by Grantham, Mayo, van Otterloo & Co. LLC (60%) and Declaration Management & Research LLC (40)%



3 "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by The McGraw-Hill Companies, Inc., nor does it make any representation regarding the advisability of investing in the Trust.





                             The Accumulation Period

Your Value in our Variable Investment Options

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases accumulation units of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of Accumulation Units

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction

                                   DIVIDED BY

          value of one accumulation unit for the applicable Variable Investment Option at the time of such transaction


The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option (see "Variable Investment Option valuation procedures").


Therefore, at any time prior to the Maturity Date, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

          number of accumulation units in the Variable Investment Options

                                      TIMES

          value of one accumulation unit for the applicable Variable Investment Option at that time

Your Value in the Fixed Investment Option

On any date, the total value of your Contract in the Fixed Investment Option equals:


- the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option; MINUS



- the amount of any withdrawals or transfers paid out of the Fixed Investment Option; PLUS



- interest compounded daily on any amounts in the Fixed Investment Option at the effective annual rate of interest we have declared; MINUS


-    the amount of any charges and fees deducted from the Fixed Investment
     Option.

                               The Annuity Period

Maturity Date

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

     at least 6 months after the date the first Purchase Payment is applied to your Contract; and no later than the maximum age specified in your Contract.


Subject always to these requirements, you may subsequently change the Maturity Date. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new Maturity Date, however. Also, if you are selecting or changing your Maturity Date for a Contract issued under a tax-qualified plan, special limits apply (see "Contracts purchased for a tax-qualified plan,"). In the case of Independence Variable Annuity Contracts, if you purchased your Contract in Washington, you cannot change the Maturity Date.


Choosing Fixed or Variable Annuity Payments

During the annuity period, the total value of your Contract must be allocated to no more than four Investment Options. During the annuity period, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Option as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values, pro-rata based on the amount of the total value of your Contract that you have in each.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an Annuity Option


Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for a 10 year period on a fixed basis (discussed under "Annuity Options".)


Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is less than $5,000, Option A - "Life Annuity with Payments for a Guaranteed Period" for the 10 year period will apply, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if

-    you have not made an election prior to the Annuitant's death;

- the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

- the Beneficiary notifies us of the election prior to the date the proceeds become payable.

If permitted by your Contract, you may also elect to have the Surrender Value of your Contract applied to an Annuity Option at the time of full surrender if your Contract has been outstanding for at least 6 months. If the total value of your Contract, at death or surrender, is less than $5,000, no Annuity Option will be available.

Variable Monthly Annuity Payments

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:


- we calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments;



- if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one;


- if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed Monthly Annuity Payments


The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the Fixed Annuity Option as of the Maturity Date. We then subtract any applicable premium tax charge and divide the difference by $1,000. We then multiply the result by the greater of:


- the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

- the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

Annuity Options

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

Two basic Annuity Options are available:

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD. We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the Fixed Investment Option to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to Contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE. We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

For Independence Preferred Variable Annuity and Independence 2000 Variable Annuity Contracts:

If the payee is more than 85 years old on the Maturity Date, the following two options are not available:


- Option A: "Life Annuity with Payments for a Guaranteed Period" for the 5 year period; and



-    Option B: "Life Annuity without Further Payment on the Death of Payee".


                 Variable Investment Option Valuation Procedures


We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. Each Business Day ends at the close of regular trading for the day on the New York Stock
Exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a Business Day, the accumulation unit value or Annuity Unit value will be the same as the value at the close of the next following Business Day.


               Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a tax-qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. In most cases, these provisions do not cause a problem if you are also the Annuitant under your Contract. If you have designated someone other than yourself as the Annuitant, however, your heirs will have less discretion than you would have had in determining when and how the Contract's value would be paid out.


The Code imposes very similar distribution requirements on Contracts used to Fund tax- Qualified Plans. We provide the required provisions for tax- Qualified Plans in separate disclosures and endorsements.



Notice of the death of an Owner or Annuitant should be furnished promptly to the John Hancock Annuities Service Center.


If you die before annuity payments have begun:


- if the Contract's designated Beneficiary is your surviving spouse, your spouse may continue the Contract in force as the Owner;


- if the Beneficiary is not your surviving spouse OR if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in the Contract on the date of your death must be:


     (1)  paid out in full within five years of your death; or


     (2) applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.

If you are the last surviving Annuitant, as well as the Owner, the entire interest in the Contract on the date of your death equals the death benefit that then becomes payable. If you are the Owner but not the last surviving Annuitant, the entire interest equals:


-    the Surrender Value if paid out in full within five years of your death; or


- the total value of your Contract applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.

If you die on or after annuity payments have begun:

- any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

                            Miscellaneous Provisions

Assignment; Change of Owner or Beneficiary

To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Internal Revenue Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the John Hancock Annuity Servicing Office. The Contract designates the person you choose as Beneficiary. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect whether or not you or the Annuitant is then alive. However, these changes are subject to:


-    the rights of any assignees of record;



-    any action taken prior to receipt of the notice; and


-    certain other conditions.


An assignment, pledge, or other transfer may be a taxable event (see "Federal Tax Matters"). Therefore, you should consult a competent tax adviser before taking any such action.


WHO SHOULD HAVE PURCHASED THE CONTRACTS?


We designed these Contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Code. We also offered the Contracts for purchase under:


- traditional individual retirement annuity plans ("traditional IRAs") satisfying the requirements of Section 408 of the Code;

-    non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
     Section 408A of the Code;

-    SIMPLE IRA plans adopted under Section 408(p) of the Code;

- Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

- annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

The Contracts described in this Prospectus are no longer offered. We did not offer the Contracts to every type of tax-qualified plan, and reserved the right to not offer the Contracts for all types of tax Qualified Plans in the future. In addition, we reserved the right, in certain circumstances to make the Contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for Contracts purchased in connection with tax qualified retirement plans under "Federal Tax Matters".



When a Contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "Owner- employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an Owner otherwise would have under a Contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.


We may include certain requirements from the above sources in endorsements or riders to the affected Contracts. In other cases, we do not. In no event, however, do we undertake to assure a Contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a Contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.


To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuities Service Center.

                               Federal Tax Matters

INTRODUCTION


The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS


We are taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, our operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce our Federal income taxes. For example, we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. Our use of these tax credits and deductions will not adversely affect or benefit the Separate Account. We do not anticipate that we will be taxed on the income and gains of the Separate Account in the future, but if we are, we may impose a corresponding charge against the Separate Account.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or the Separate Account. Currently, we do not anticipate making a charge of such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund a Qualified Plan)

Undistributed Gains


Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.



However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.


Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.


In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.



Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits


When we make a single sum payment from your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.



When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.



As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:


- if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or



- if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or



- If distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.


After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:


- if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


- if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

-    received on or after the date on which the Contract Owner reaches age 59
     1/2;

- attributable to the Contract Owner becoming disabled (as defined in the tax law);

- made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

- made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;


-    made under a single-premium immediate annuity contract; or


- made with respect to certain annuities issued in connection with structured settlement agreements.

Puerto Rico Non-Qualified Contracts


Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax adviser before purchasing an annuity contract.


Diversification Requirements


Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.



In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the Separate Account used to support the Contract. In those circumstances, income and gains from the Separate Account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable Contract Owner will be considered the Owner of Separate Account assets if the Contract Owner possesses incidents of Ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.



The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the Owner of your Contract's proportionate share of the assets of the Separate Account.



We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix C of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.



We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.


Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.



Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.


Penalty Tax on Premature Distributions


There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:


-    received on or after the date on which the Contract Owner reaches age 59
     1/2;

- received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or


- made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).



These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.


When we issue a Contract in connection with a Qualified Plan, we will amend it as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Tax-Free Rollovers

If permitted under your plan, you may make a tax-free rollover from:


-    a traditional IRA to another traditional IRA;



- a traditional IRA to another Qualified Plan, including a Section 403(b) plan;

- any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA;



- any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another Qualified Plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions;



- a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization (by means of a direct trustee-to-trustee transfer only); and



- a traditional IRA to a Roth IRA, subject to special withholding restrictions discussed below.


In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan.


WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. If a Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any eligible rollover distribution from the Contract will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to a Qualified Plan. Before you receive an eligible rollover distribution, we will provide a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


Loans


A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, IRS regulations, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.



Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.



The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.


Puerto Rico Contracts Issued to Fund Retirement Plans


The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.


SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                             Performance Information

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:


the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period, and the value at the end of such period.


At the Separate Account level, total return reflects adjustments for:


-    the mortality and expense risk charges;



-    the administrative charge;



-    the annual Contract fee; and


- any withdrawal charge payable if the Owner surrenders his Contract at the end of the relevant period.

Total return at the Separate Account level does not, however, reflect any premium tax charges. Total return at the Separate Account level will be lower than that at the Fund level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format, except that it will not reflect any applicable withdrawal charge or annual Contract fee and it may include additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market Investment Option. Current yield refers to the income earned on your investment in the Money Market Investment Option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax or any withdrawal charge.

                                     Reports

At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Funds.

                                Voting Privileges

At meetings of the Fund's shareholders, we will generally vote all the shares of each Fund that we hold in an Separate Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

                                 Certain Changes

Changes to the Separate Account

We reserve the right, subject to applicable law, including any required shareholder approval,


- to transfer assets that we determine to be your assets from the Separate Accounts to another Separate Account or Investment Option by withdrawing the same percentage of each investment in the Separate Accounts with proper adjustments to avoid odd lots and fractions;

-    to add or delete Variable Investment Options;



-    to change the underlying investment vehicles;



-    to operate each Separate Account in any form permitted by law; and


- to terminate each Separate Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

Variations in Charges or Rates for Eligible Classes

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:


-    the size of the initial Purchase Payment;



-    the size of the group or class;



- the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted;



- the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;



- the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced; or


- the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS


John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.



JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").



We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of the NASD, may also have offered the Contract.



JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract of the Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements.. We do not expect the compensation to such broker-dealers (including Signator) to exceed 6.0% for Independence and Independence Preferred Contracts or 8.0% for Independence 2000 Contracts of Purchase Payments (on a present value basis). We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.



Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.



We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts, as described in this Prospectus.



Experts



The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the financial statements of John Hancock Life Insurance Company Variable Annuity Account U at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.



The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the financial statements of John Hancock Life Insurance Company Variable Annuity Account V at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.



The financial statements of John Hancock Variable Life Insurance Company at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the financial statements of John Hancock Variable Account I at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

              APPENDIX A - Example of Withdrawal Charge Calculation


Assume the Following Facts:

On January 1, 1997, you make a $5,000 initial Purchase Payment and we issue you a Contract.

On January 1, 1998, you make a $1,000 Purchase Payment

On January 1, 1999, you make a $1,000 Purchase Payment.

On January 1, 2000, the total value of your Contract is $9,000 because of good investment earnings.

Now assume you make a partial withdrawal of $6,000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $399.89. We withdraw a total of $6,399.89 from your Contract.

     $6,000.00 -- withdrawal request payable to you
     +  399.89 -- withdrawal charge payable to us
     $6,399.89 -- total amount withdrawn from your Contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

(1) We first reduce your $5,000 INITIAL PURCHASE PAYMENT by the three annual $30 Contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4,910 from your Contract.

     $5,000
     -   30 -- 1998 Contract fee payable to us
     -   30 -- 1999 Contract fee payable to us
     -   30 -- 2000 Contract fee payable to us
     $4,910 -- amount of your initial Purchase Payment we would consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your Contract at the beginning of the Contract Year, or $900 (.10 x $9,000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4,010. Because you made the initial Purchase Payment 3 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $280.70 from your Contract to cover the withdrawal charge on your initial Purchase Payment. We pay the remainder of $3,729.30 to you as a part of your withdrawal request.

     $4,910.00
     -  900.00 -- free withdrawal amount (payable to you)
     $4,010.00
     x     .07
     $ 280.70 -- withdrawal charge on initial Purchase Payment (payable to us) $4,010.00
     -  280.70
     $3,729.30 -- part of withdrawal request payable to you

(2) We NEXT deem the entire amount of your 1998 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 8%. We deduct the resulting $80 from your Contract to cover the withdrawal charge on your 1998 Purchase Payment. We pay the remainder of $920 to you as a part of your withdrawal request.

      1,000


     x  .08
     $   80 -- withdrawal charge on 1998 Purchase Payment (payable to us)

     $1,000
     -   80
     $  920 -- part of withdrawal request payable to you

(3) We NEXT determine what additional amount we need to withdraw to provide you with the total $6,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3,729.30 from your initial Purchase Payment, and $920 from your 1998 Purchase Payment. Therefore, $450.70 is needed to reach $6,000.

     $6,000.00 -- total withdrawal amount requested
     -  900.00 -- free withdrawal amount
     -3,729.30 -- payment deemed from initial Purchase Payment
     -  920.00 -- payment deemed from 1998 Purchase Payment
     $  450.70 -- additional payment to you needed to reach $6,000

We know that the withdrawal charge percentage for this remaining amount is 8%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

     $    450.70 =  x - [.08x]
     $    450.70 =  . 92x
     $450.70/.92 =  x
     $    489.89 =  x

     $    489.89 -- deemed withdrawn from 1999 Purchase Payment
     $    450.70 -- part of withdrawal request payable to you
     $     39.19 -- withdrawal  charge on 1999 Purchase Payment deemed withdrawn
                    (payable to us)

     $    280.70 -- withdrawal charge on the INITIAL PURCHASE PAYMENT
     $     80.00 -- withdrawal charge on the 1998 PURCHASE PAYMENT
     $     39.19 -- withdrawal charge on the 1999 PURCHASE PAYMENT
     $    399.89 -- Total withdrawal charge

                        APPENDIX B: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit. The presence of this benefit may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

-    made after the Owner attains age 59 1/2;

-    made after the Owner's death;

-    attributable to the Owner being disabled; or

- a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA. A Roth IRA, however, may not accept rollover contributions from other Qualified Plans, except (and only to the extent) that you can attribute designated Roth contributions to the rollover.

If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the Contract in connection with a Roth IRA, you should seek independent tax advice.

Conversion to a Roth IRA

You can convert a traditional IRA to a Roth IRA, unless:

-    you have adjusted gross income over $100,000; or

-    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA. Employers intending to use the Contract in connection with such plans should seek independent tax advice.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed both aggregate Purchase Payments and Contract Value under the incidental death benefit rules. It is possible that the death benefit could result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

- contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

-    earnings on those contributions; and

- earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(A)

In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "Owner-employee".

Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the Contract" (as defined in the Code), if any. In general, an employee's "investment in the Contract" equals the aggregate amount of after tax premium payments made by the employee.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. (In the case of an employee who is a 5-percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the year in which the employee reaches age 70 1/2.)

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed both aggregate Purchase Payments and Contract Value. It is possible that the presence of the death benefit could result in currently taxable income to the participant under the incidental death benefit rules. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the following:

- it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency); and

- all compensation deferred under the plan must remain solely the employer's property, subject to the claims of the employer's creditors.

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Fund (including dividends and distributions made by that Fund), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges.)

JOHN HANCOCK VARIABLE ANNUITY ACCOUNTS U, V, AND JOHN HANCOCK VARIABLE ACCOUNT I
                            ACCUMULATION UNIT VALUES
     INDEPENDENCE VARIABLE ANNUITY, INDEPENDENCE 2000 VARIABLE ANNUITY, AND
                     INDEPENDENCE PREFERRED VARIABLE ANNUITY

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year $    18.46         --         --         --         --         --         --         --         --         --
  Value at End of Year      19.05         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units    315,640         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units    157,517         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units    672,315         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      18.30         --         --         --         --         --         --         --         --         --
  Value at End of Year      18.86         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units    290,658         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units    831,045         --         --         --         --         --         --         --         --         --
ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES  (units first credited 3-29-1986)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      24.17      23.39      22.28      21.06      19.87      18.25      18.68      17.50      16.12      15.70
  Value at End of Year      24.44      24.17      23.39      22.28      21.06      19.87      18.25      18.68      17.50      16.12
      Independence No.
              of Units  2,300,301  2,637,591  3,069,190  3,586,997  4,339,971  6,881,919  8,802,436 10,563,708 11,346,956 12,517,535
   JHLICO Independence
     2000 No. of Units     76,609     87,864    109,903    104,461    116,686    207,651    175,505     43,110         --         --
  JHVLICO Independence
     2000 No. of Units    526,809    626,105    757,358    904,599    999,130  2,251,544  2,399,088  1,173,339         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      17.78      17.23      16.43      15.55      14.68      13.49      12.97      12.97      11.96      11.66
  Value at End of Year      17.96      17.78      17.23      16.43      15.55      14.68      13.49      13.83      12.97      11.96
   JHLICO Independence
    Pref. No. of Units    485,661    608,118    707,671    924,603  1,018,707  1,753,804 19,998,782  2,362,922  1,765,587  1,370,328
  JHVLICO Independence
    Pref. No. of Units  1,274,778  1,607,826  1,945,218  2,317,221  2,651,473  5,015,162  5,931,655  7,060,247  4,981,289  2,750,678
BLUE CHIP GROWTH - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      29.15         --         --         --         --         --         --         --         --         --
  Value at End of Year      30.75         --         --         --         --         --         --         --         --         --
       Independence No.
              of Units  1,755,584         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units     85,630         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units    481,573         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      19.16         --         --         --         --         --         --         --         --         --
  Value at End of Year      20.20         --         --         --         --         --         --         --         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   JHLICO Independence
    Pref. No. of Units    575,026         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units  1,338,421         --         --         --         --         --         --         --         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
BOND INDEX FUND (REPLACED BY BOND INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year         -- $    12.47 $    12.21 $    11.26 $    10.60 $     9.61 $    10.00 $    10.00         --         --
  Value at End of Year         --      12.80      12.47      12.21      11.26      10.60       9.61      10.00         --         --
      Independence No.
              of Units         --    167,410    193,337    214,518     81,201     49,028      4,722         --         --         --
   JHLICO Independence
     2000 No. of Units         --     32,687     34,158     50,318     20,685     19,988     15,581      1,478         --         --
  JHVLICO Independence
     2000 No. of Units         --    164,031    189,214    217,208    156,229    261,994    164,343        798         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         --      12.41      12.16      11.23      10.57       9.60      10.00      10.00         --         --
  Value at End of Year         --      12.72      12.41      12.16      11.23      10.57       9.60      10.00         --         --
   JHLICO Independence
    Pref. No. of Units         --     55,336     99,285     94,809     46,001     13,505         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units         --    219,931    270,208    303,056    119,193    149,804     38,332      4,781         --         --
BOND INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      12.50         --         --         --         --         --         --         --         --         --
  Value at End of Year      12.92         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units    128,571         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units     29,993         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units    136,632         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
  Value at End of Year      12.83         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units     38,084         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units    147,357         --         --         --         --         --         --         --         --         --
EARNINGS GROWTH FUND (REPLACED BY LARGE CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      11.29      11.15       9.06      13.59      21.86      34.56      16.05      11.71      10.17      10.00
  Value at End of Year      10.00      11.29      11.15       9.06      13.59      21.86      34.56      16.05      11.71      10.17
      Independence No.
              of Units      1,769    565,896    691,510    804,100  1,147,235  2,335,238  1,715,355    565,369    435,918    266,458
   JHLICO Independence
     2000 No. of Units         17    124,816    143,139    156,037    198,920    414,785    260,156      3,766         --         --
  JHVLICO Independence
     2000 No. of Units      1,351    783,102    928,435  1,069,199  1,330,021  2,753,129  1,966,520    523,041         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      11.19      11.07       9.00      13.52      21.76      34.44      16.02      11.69      10.17      10.00
  Value at End of Year      10.00      11.19      11.07       9.00      13.52      21.76      34.44      16.02      11.69      10.17
   JHLICO Independence
    Pref. No. of Units      4,721    272,736    370,037    416,462    533,563  1,110,238  1,001,995    637,578    510,743    286,257
  JHVLICO Independence
    Pref. No. of Units      1,380    821,241  1,059,316  1,179,643  1,530,461  3,288,201  2,998,631  2,121,920  1,542,797    640,918
EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Value at Start of Year         --      16.91      13.35      17.43      20.08      22.41      18.77      14.82      11.32      10.00
  Value at End of Year         --      18.46      16.91      13.35      17.43      20.08      22.41      18.77      14.82      11.38
      Independence No.
              of Units         --    373,201    460,364    471,948    651,916  1,409,260  1,587,799  1,304,418  1,094,405    391,237
   JHLICO Independence
     2000 No. of Units         --    173,208    191,358    202,894    227,458    404,557    312,480     23,459         --         --
  JHVLICO Independence
     2000 No. of Units         --    795,296    868,771    997,033  1,206,898  2,921,390  2,413,276    751,303         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         -- $    16.78 $    13.26 $    17.33 $    19.98 $    22.33 $    18.72 $    14.79 $    11.31 $    10.00
  Value at End of Year         --      18.30      16.78      13.26      17.33      19.98      22.33      18.72      14.79      11.31
   JHLICO Independence
    Pref. No. of Units         --    363,178    405,776    464,009    573,145    998,270  1,067,064  1,002,128    685,246    125,245
  JHVLICO Independence
    Pref. No. of Units         --    999,762  1,178,559  1,308,535  1,624,789  3,796,829  3,820,327  3,637,757  2,453,427    450,914
EQUITY-INCOME TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      20.96         --         --         --         --         --         --         --         --         --
  Value at End of Year      21.50         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units    320,155         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units    117,913         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units    690,211         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      20.78         --         --         --         --         --         --         --         --         --
  Value at End of Year      21.29         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units    355,473         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units  1,092,152         --         --         --         --         --         --         --         --         --
FUNDAMENTAL GROWTH FUND (MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV SHARES (units first credited 5-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year         --       5.36       4.13       6.00       8.98      10.00         --         --         --         --
  Value at End of Year         --       5.11       5.36       4.13       6.00       8.98         --         --         --         --
      Independence No.
              of Units         --         --     43,715     39,286     69,312    470,296         --         --         --         --
   JHLICO Independence
     2000 No. of Units         --         --      9,326      8,492     11,002     20,448         --         --         --         --
  JHVLICO Independence
     2000 No. of Units         --         --     46,170     39,100     57,077    314,959         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         --       5.34       4.11       5.99       8.98      10.00         --         --         --         --
  Value at End of Year         --       5.08       5.34       4.11       5.99       8.98         --         --         --         --
   JHLICO Independence
    Pref. No. of Units         --         --     12,196      8,255     18,015     76,198         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units         --         --     36,900     35,349     56,447    123,984         --         --         --         --
FUNDAMENTAL VALUE FUND (REPLACED BY EQUITY INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year         --      10.68       8.41      10.33      11.26      10.00         --         --         --         --
  Value at End of Year         --      12.17      10.68       8.41      10.33      11.26         --         --         --         --
      Independence No.
              of Units         --    218,530    250,646    298,831    397,189     14,423         --         --         --         --
   JHLICO Independence
     2000 No. of Units         --     44,506     47,457     51,193     61,123      4,960         --         --         --         --
  JHVLICO Independence
     2000 No. of Units         --    428,665    471,101    529,588    659,421     18,582         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         -- $    10.64 $     8.39 $    10.31 $    11.26 $    10.00         --         --         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
  Value at End of Year         --      12.12      10.64       8.39      10.31      11.26         --         --         --         --
   JHLICO Independence
    Pref. No. of Units         --    227,936    261,401    295,984    366,924      3,218         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units         --    813,397    948,580  1,078,203  1,406,217     12,889         --         --         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
FUNDAMENTAL VALUE FUND B (FORMERLY "LARGE CAP VALUE CORE SM") (MERGED INTO FUNDAMENTAL VALUE FUND EFF. 11-1-04 - NAV SHARES
(units first credited 5-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year         -- $    10.14 $     7.98 $     9.90 $    10.54 $    10.00         --         --         --         --
  Value at End of Year         --      10.84      10.14       7.98       9.90      10.54         --         --         --         --
      Independence No.
              of Units         --         --     13,009     13,644      4,675        601         --         --         --         --
   JHLICO Independence
     2000 No. of Units         --         --      1,197      3,587      2,767        961         --         --         --         --
  JHVLICO Independence
     2000 No. of Units         --         --     32,380     27,648     34,059     10,918         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         --      10.11       7.96       9.88      10.53      10.00         --         --         --         --
  Value at End of Year         --      10.79      10.11       7.96       9.88      10.53         --         --         --         --
   JHLICO Independence
    Pref. No. of Units         --         --     14,101     10,460      1,653      6,443         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units         --         --     35,635     27,538     34,336      9,704         --         --         --         --
GLOBAL BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      12.50         --         --         --         --         --         --         --         --         --
  Value at End of Year      16.93         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units    143,651         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units     24,188         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units    224,966         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      12.50         --         --         --         --         --         --         --         --         --
  Value at End of Year      16.77         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units    125,076         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units    344,156         --         --         --         --         --         --         --         --         --
GLOBAL BOND FUND (REPLACED BY GLOBAL BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      18.52      16.97      14.85      12.67      13.04      11.80      12.24      11.37      10.57      10.00
  Value at End of Year      10.00      18.52      16.97      14.85      12.67      13.04      11.80      12.24      11.37      10.57
      Independence No.
              of Units         --    167,599    195,944    192,906    116,405    261,366    339,429    601,162    252,183    239,685
   JHLICO Independence
     2000 No. of Units         --     28,170     30,545     33,889     27,900     72,598     61,087     15,813         --         --
  JHVLICO Independence
     2000 No. of Units     12,990    279,095    333,865    385,090    409,423  1,081,862  1,376,775    797,395         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      18.36      16.84      14.75      12.60      12.98      11.76      12.20      11.35      10.56      10.00
  Value at End of Year      10.00      18.36      16.84      14.75      12.60      12.98      11.76      12.20      11.35      10.56
   JHLICO Independence
    Pref. No. of Units         --    147,938    174,600    180,218    187,853    391,188    434,233    456,330    257,401    100,631
  JHVLICO Independence
    Pref. No. of Units        657    495,548    607,809    663,073    698,809  1,617,495  1,939,274  2,327,990  1,455,988    388,491
GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05) - NAV SHARES (units first credited 3-29-1986)
Independence and Independence 2000 Contracts with no Optional Benefits

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Value at Start of Year         --      28.52      23.26      30.31      36.35      42.42      37.01      28.81      22.50      19.00
  Value at End of Year         --      31.20      28.52      23.26      30.31      36.35      42.42      37.01      28.81      22.50
      Independence No.
              of Units         --  4,586,862  5,277,429  6,171,766  7,931,582 13,583,455 16,490,810 18,399,870 19,890,513 20,011,363
   JHLICO Independence
     2000 No. of Units         --    169,699    197,751    218,850    251,123    430,041    323,946     55,988         --         --
  JHVLICO Independence
     2000 No. of Units         --  1,159,009  1,332,346  1,514,837  1,883,304  3,992,270  3,730,417  1,505,823         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         -- $    19.42 $    15.86 $    20.68 $    24.83 $    29.01 $    25.34 $    19.75 $    15.44 $    13.24
  Value at End of Year         --      21.23      19.42      15.86      20.68      24.83      29.01      25.34      19.75      15.44
   JHLICO Independence
    Pref. No. of Units         --  1,573,678  1,829,733  2,170,227  2,666,992  4,980,664  5,623,470  6,027,797  5,327,037  3,891,413
  JHVLICO Independence
    Pref. No. of Units         --  4,235,361  5,023,796  5,789,629  7,086,598 14,285,338 15,929,656 16,623,489 13,724,964  7,102,432
GROWTH AND INCOME TRUST (FORMERLY, GROWTH & INCOME TRUST II) - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      31.20         --         --         --         --         --         --         --         --         --
  Value at End of Year      33.53         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units  4,010,915         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units    158,740         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units    979,581         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year $    21.23         --         --         --         --         --         --         --         --         --
  Value at End of Year      22.79         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units  1,350,318         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units  3,479,427         --         --         --         --         --         --         --         --         --
HIGH YIELD TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      10.47         --         --         --         --         --         --         --         --         --
  Value at End of Year      10.72         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units     54,549         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units     18,783         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units    109,638         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      10.41         --         --         --         --         --         --         --         --         --
  Value at End of Year      10.65         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units     27,146         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units     72,262         --         --         --         --         --         --         --         --         --
HIGH YIELD BOND FUND (REPLACED BY HIGH YIELD TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year         --       9.82       8.55       9.08       9.01      10.25       9.89      10.00         --         --
  Value at End of Year         --      10.47       9.82       8.55       9.08       9.01      10.25       9.89         --         --
      Independence No.
              of Units         --     67,735     71,438     51,971     69,608     56,112     56,202     21,222         --         --
   JHLICO Independence
     2000 No. of Units         --     16,959     40,439     39,307     38,967     29,681     18,159      1,512         --         --
  JHVLICO Independence
     2000 No. of Units         --    128,233    142,125    136,663    149,582    304,577    204,299     16,441         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         --       9.77       8.51       9.05       9.00      10.24       9.89      10.00         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
  Value at End of Year         --      10.41       9.77       8.51       9.05       9.00      10.24       9.89         --         --
   JHLICO Independence
    Pref. No. of Units         --     27,566     43,278     20,046     19,143     23,049     28,686      1,160         --         --
  JHVLICO Independence
    Pref. No. of Units         --     92,184    129,409    108,813     99,742    108,065     65,907     11,612         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INTERNATIONAL EQUITY INDEX FUND (REPLACED BY INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-1989)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year         -- $    15.55 $    11.10 $    13.28 $    16.89 $    20.74 $    16.07 $    13.49 $    14.40 $    13.39
  Value at End of Year         --      18.43      15.55      11.10      13.28      16.89      20.74      16.07      13.49      14.40
      Independence No.
              of Units         --    890,596    991,351  1,140,980  1,507,654  2,527,973  2,919,820  3,325,675  3,879,212  4,551,590
  JHLICO Independence
     2000 No. of Units         --     39,899     26,773     27,253     31,326     61,599     33,821      1,159         --         --
  JHVLICO Independence
     2000 No. of Units         --    120,451    130,170    148,251    188,613    434,647    369,879    147,513         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         --      12.79       9.15      10.95      13.94      17.14      13.29      11.17      11.94      11.10
  Value at End of Year         --      15.15      12.79       9.15      10.95      13.94      17.14      13.29      11.17      11.94
   JHLICO Independence
    Pref. No. of Units         --    191,611    219,359    252,213    304,427    546,791    586,597    596,746    580,528    483,836
  JHVLICO Independence
    Pref. No. of Units         --    429,859    511,652    588,940    706,782      4,338  1,704,027  1,463,435  1,394,138    947,816
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      18.43         --         --         --         --         --         --         --         --         --
  Value at End of Year      21.24         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units    821,568         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units     37,548         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units    119,244         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      15.15         --         --         --         --         --         --         --         --         --
  Value at End of Year      17.44         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units    181,844         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units    384,124         --         --         --         --         --         --         --         --         --
INTERNATIONAL OPPORTUNITIES TRUST - NAV SHARES (units first credited 5-01-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      12.50         --         --         --         --         --         --         --         --         --
  Value at End of Year      10.61         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units        389         --         --         --         --         --         --         --         --         --
LARGE CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      11.29         --         --         --         --         --         --         --         --         --
  Value at End of Year      11.32         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units    437,181         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units    112,258         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units    633,867         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      11.19         --         --         --         --         --         --         --         --         --
  Value at End of Year      11.21         --         --         --         --         --         --         --         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   JHLICO Independence
    Pref. No. of Units    216,584         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units    653,492         --         --         --         --         --         --         --         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year $    29.15 $    28.33 $    22.87 $    32.14 $    39.52 $    48.81 $    39.90 $    29.00 $    22.45 $    19.22
  Value at End of Year      10.00      29.15      28.33      22.87      32.14      39.52      48.81      39.90      29.00      22.45
      Independence No.
              of Units      5,167  2,037,913  2,360,489  2,758,420  3,576,328  6,100,361  7,030,041  7,738,477  8,116,652  8,238,974
   JHLICO Independence
     2000 No. of Units        468     94,954    107,188    116,774    148,647    248,819    144,371     16,972         --         --
  JHVLICO Independence
     2000 No. of Units        350    597,703    676,745    772,511    988,348  2,235,721  1,751,789    610,045         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      19.16      18.64      15.07      21.19      26.09      32.25      26.39      19.20      14.88      12.77
  Value at End of Year      10.00      19.16      18.64      15.07      21.19      26.09      32.25      26.39      19.20      14.88
   JHLICO Independence
    Pref. No. of Units     12,123    719,032    850,816    955,843  1,195,142  2,203,127  2,259,553  2,363,780  2,074,430  1,504,358
  JHVLICO Independence
    Pref. No. of Units      3,813  1,628,190  1,990,917  2,301,243  2,848,995  5,830,378  5,833,331  5,998,713  1,771,232  2,911,076
LARGE CAP GROWTH FUND B (FORMERLY LARGE CAP AGGRESSIVE GROWTH FUND) (MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV SHARES
(units first credited 5-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year         --       5.78       4.45       6.58       7.82      10.00         --         --         --         --
  Value at End of Year         --       5.52       5.78       4.45       6.58       7.82         --         --         --         --
      Independence No.
              of Units         --         --     15,240     18,296     29,272     32,531         --         --         --         --
   JHLICO Independence
     2000 No. of Units         --         --     12,182      8,626      7,805      3,649         --         --         --         --
  JHVLICO Independence
     2000 No. of Units         --         --     24,738     25,254     28,678     87,435         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         --       5.76       4.44       6.57       7.82      10.00         --         --         --         --
  Value at End of Year         --       5.49       5.76       4.44       6.57       7.82         --         --         --         --
   JHLICO Independence
    Pref. No. of Units         --         --      2,232      3,305      4,226      5,560         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units         --         --     30,537     18,977     11,861     24,225         --         --         --         --
LARGE CAP VALUE FUND (REPLACED BY EQUITY INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      20.96      18.49      14.94      17.46      17.49      15.70      15.41      14.31      11.28      10.00
  Value at End of Year      10.00      20.96      18.49      14.94      17.46      17.49      15.70      15.41      14.31      11.28
      Independence No.
              of Units         --    247,161    249,429    285,116    355,602    586,119    566,333    603,506    575,770    254,841
   JHLICO Independence
     2000 No. of Units         --    101,874    109,610    106,977    124,058    189,483    117,471     15,404         --         --
  JHVLICO Independence
     2000 No. of Units      1,398    575,325    637,608    742,041    868,336  1,646,147  1,452,518    719,821         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      20.78      18.34      14.84      17.36      17.41      15.64      15.37      14.28      11.28      10.00
  Value at End of Year      10.00      20.78      18.34      14.84      17.36      17.41      15.64      15.37      14.28      11.28
   JHLICO Independence
    Pref. No. of Units      1,943    287,704    366,383    391,540    483,999    771,609    831,061    902,022    668,796    244,514
  JHVLICO Independence
    Pref. No. of Units      2,647    846,277  1,014,289  1,151,971  1,389,987  2,514,425  2,783,154  3,121,477  2,416,480    701,999
LARGE MID CAP VALUE TRUST - NAV SHARES (units first credited 5-01-2005)
Independence and Independence 2000 Contracts with no Optional Benefits

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Value at Start of Year      12.50         --         --         --         --         --         --         --         --         --
  Value at End of Year      15.76         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units        845         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      12.50         --         --         --         --         --         --         --         --         --
  Value at End of Year      15.67         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units        259         --         --         --         --         --         --         --         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
MANAGED FUND (MERGED INTO MANAGED TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year         -- $    26.52 $    22.60 $    26.41 $    27.57 $    27.95 $    25.98 $    21.88 $    18.69 $    17.12
  Value at End of Year         --      28.29      26.52      22.60      26.41      27.57      27.95      25.98      21.88      18.69
      Independence No.
              of Units         -- 11,276,519 13,097,870 15,518,071 19,809,529 36,622,091 45,116,830 41,298,898 56,556,644 61,132,257
   JHLICO Independence
     2000 No. of Units         --    239,192    264,822    288,027    347,523    673,689    566,187     99,614         --         --
  JHVLICO Independence
     2000 No. of Units         --  1,823,078  2,093,425  2,404,187  2,986,210  7,003,991  6,518,050  2,360,737         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         --      19.02      16.23      18.98      19.38      20.13      18.73      15.79      13.50      12.37
  Value at End of Year         --      20.27      19.02      16.23      18.98      19.38      20.13      18.73      15.79      13.50
   JHLICO Independence
    Pref. No. of Units         --  2,219,209  2,526,193  3,068,123  3,831,926  7,322,485  8,401,827  8,933,179  8,216,039  6,865,907
  JHVLICO Independence
    Pref. No. of Units         --  5,075,554  6,031,356  7,183,284  9,116,538 19,963,905 22,727,267 23,584,757 20,146,894 12,509,325
MANAGED TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
  Value at End of Year      28.65         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units  9,802,382         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units    207,369         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units  1,507,743         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
  Value at End of Year      20.51         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units  1,837,557         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units  4,112,133         --         --         --         --         --         --         --         --         --
MID CAP GROWTH FUND (REPLACED BY MID CAP STOCK TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      25.51      23.16      15.99      20.57      20.28      18.83      18.16      17.43      17.08      13.29
  Value at End of Year      10.00      25.51      23.16      15.99      20.57      20.28      18.83      18.16      17.43      17.08
      Independence No.
              of Units        219    342,864    403,648    440,859    559,044    954,982  1,174,407  1,616,390  2,114,374  2,635,223
   JHLICO Independence
     2000 No. of Units         --     12,422     12,055     11,252     11,348     36,475      7,146        150         --         --
  JHVLICO Independence
     2000 No. of Units         --     90,330    118,316     75,828     94,205    184,427    136,721     67,121         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      25.28      22.98      15.89      20.45      20.18      18.75      18.11      17.40      17.07      13.29
  Value at End of Year      10.00      25.28      22.98      15.89      20.45      20.18      18.75      18.11      17.40      17.07
   JHLICO Independence
    Pref. No. of Units        658    418,041    497,988    575,858    696,377  1,185,286  1,308,539    637,578  1,747,007  1,606,062
  JHVLICO Independence
    Pref. No. of Units      2,582    915,254  1,068,470  1,211,896  1,419,284  2,525,196  2,890,485  3,371,066  3,799,693  3,137,620
MID CAP STOCK - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Value at Start of Year      25.51         --         --         --         --         --         --         --         --         --
  Value at End of Year      29.64         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units    301,395         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units     11,525         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units     75,084         --         --         --         --         --         --         --         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year $    25.28         --         --         --         --         --         --         --         --         --
  Value at End of Year      29.35         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units    354,389         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units    787,542         --         --         --         --         --         --         --         --         --
MID CAP VALUE B FUND (FORMERLY SMALL/MIDCAP CORE FUND) (MERGED INTO MID VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year         --      15.57      10.87      13.00      13.12      12.71      10.70      10.00         --         --
  Value at End of Year         --      18.23      15.57      10.87      13.00      13.12      12.71      10.70         --         --
      Independence No.
              of Units         --     44,138     25,177     29,045     28,035    102,130     10,709      2,228         --         --
   JHLICO Independence
     2000 No. of Units         --     17,920     17,320     14,615     16,757     30,183     10,349        613         --         --
  JHVLICO Independence
     2000 No. of Units         --     86,925     88,445     83,686     74,700    162,803     50,818      6,144         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         --      15.49      10.83      12.96      13.09      12.70      10.69      10.00         --         --
  Value at End of Year         --      18.12      15.49      10.83      12.96      13.09      12.70      10.69         --         --
   JHLICO Independence
    Pref. No. of Units         --     18,719     25,310     15,841      5,949     29,315      5,792         --         --         --
  JHVLICO Independence
    Pref. No. of Units         --     80,218     73,479     63,473     33,857     69,402      8,037         13         --         --
MID VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      18.23         --         --         --         --         --         --         --         --         --
  Value at End of Year      19.30         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units     49,851         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units     16,899         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units     86,288         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      18.12         --         --         --         --         --         --         --         --         --
  Value at End of Year      19.16         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units     21,079         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units     67,082         --         --         --         --         --         --         --         --         --
MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year         --      14.88      14.95      14.94      14.58      13.91      13.42      12.91      12.41      11.95
  Value at End of Year         --      14.84      14.88      14.95      14.94      14.58      13.91      13.42      12.91      12.41
      Independence No.
              of Units         --  1,014,707  1,400,335  2,009,235  2,244,482  3,153,144  5,546,414  4,372,907  3,202,804  3,579,555
   JHLICO Independence
     2000 No. of Units         --    113,508    156,724    200,149    318,320    451,350    466,032     92,488         --         --
  JHVLICO Independence
     2000 No. of Units         --    630,501    863,744  1,334,727  1,508,138  3,292,119  5,228,107  1,976,595         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         --      12.85      12.93      12.93      12.63      12.06      11.65      11.22      10.80      10.41

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
  Value at End of Year         --      12.80      12.85      12.93      12.93      12.63      12.06      11.65      11.22      10.80
   JHLICO Independence
    Pref. No. of Units         --    356,189    545,660    812,910    788,531  1,258,472  1,457,015  1,269,375  1,238,762  1,400,049
  JHVLICO Independence
    Pref. No. of Units         --  1,133,136  1,664,927  2,546,968  2,479,523  3,823,247  5,770,707  4,529,599  4,567,952  3,168,756

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year $    14.84         --         --         --         --         --         --         --         --         --
  Value at End of Year      15.06         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units    770,370         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units     72,158         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units    461,811         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      12.80         --         --         --         --         --         --         --         --         --
  Value at End of Year      12.98         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units    297,610         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units    796,818         --         --         --         --         --         --         --         --         --
OVERSEAS EQUITY B FUND (FORMERLY, INTERNATIONAL OPPORTUNITIES FUND)  - NAV SHARES (units first credited 5-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      11.90      10.87       8.33      10.32      13.24      16.05      12.15      10.63      10.57      10.00
  Value at End of Year      13.89      11.90      10.87       8.33      10.32      13.24      16.05      12.15      10.63      10.57
      Independence No.
              of Units    272,769    351,741    124,638    151,339    191,942    485,112    319,153    331,522    313,120    218,939
   JHLICO Independence
     2000 No. of Units     55,365     66,621     21,118     20,970     35,103     69,060     14,689        515         --         --
  JHVLICO Independence
     2000 No. of Units    318,955    380,127    181,416    196,617    238,488    516,264    200,762    102,682         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      11.79      10.78       8.27      10.27      13.18      16.00      12.12      10.61      10.56      10.00
  Value at End of Year      13.76      11.79      10.78       8.27      10.27      13.18      16.00      12.12      10.61      10.56
   JHLICO Independence
    Pref. No. of Units    159,078    197,392    118,334    135,646    156,644    323,830    262,343    265,215    232,719    125,200
  JHVLICO Independence
    Pref. No. of Units    457,802    558,721    318,661    359,393    471,533  1,015,402    891,023    926,001    822,385    331,927
OVERSEAS EQUITY C FUND (FORMERLY "EMERGING MARKETS EQUITY" (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV SHARES
(units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      14.47      13.25       8.57       9.31       9.80      16.57       9.27      10.00         --         --
  Value at End of Year      14.47      14.47      13.25       8.57       9.31       9.80      16.57       9.27         --         --
      Independence No.
              of Units      1,098         --    151,584    146,543    164,446    346,863    184,714        344         --         --
   JHLICO Independence
     2000 No. of Units         38         --     24,202     29,192     30,067     46,749     45,819         --         --         --
  JHVLICO Independence
     2000 No. of Units        619         --    146,231    149,874    160,792    357,342    176,041        250         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      14.38      13.19       8.53       9.28       9.78      16.55       9.27      10.00         --         --
  Value at End of Year      14.38      14.38      13.19       8.53       9.28       9.78      16.55       9.27         --         --
   JHLICO Independence
    Pref. No. of Units         --         --     60,830     61,498     63,149    112,128    153,955         --         --         --
  JHVLICO Independence
    Pref. No. of Units        214         --    117,346    115,849    119,240    348,611    135,743         --         --         --
OVERSEAS EQUITY FUND (MERGED INTO OVERSEAS EQUITY B FUND EFFECTIVE 11-1-2004) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Value at Start of Year         --      13.60       9.86      10.67      11.57      12.91      12.45      10.70      10.57      10.00
  Value at End of Year         --      13.90      13.60       9.86      10.67      11.57      12.91      12.45      10.70      10.57
      Independence No.
              of Units         --         --     38,138     29,151     33,294     67,637     96,279    120,080    163,070     72,243
   JHLICO Independence
     2000 No. of Units         --         --     11,951     13,439     11,065     26,549     14,652      1,412         --         --
  JHVLICO Independence
     2000 No. of Units         --         --     50,135     46,507     59,354    173,320    152,750     73,871         --         --

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         -- $    13.49 $     9.80 $    10.61 $    11.52 $    12.86 $    12.42 $    10.68 $    10.57 $    10.00
  Value at End of Year         --      13.78      13.49       9.80      10.61      11.52      12.86      12.42      10.68      10.57
   JHLICO Independence
    Pref. No. of Units         --         --     40,657     43,477     41,598     96,918    108,097    133,131     93,191     49,785
  JHVLICO Independence
    Pref. No. of Units         --         --    141,164    146,903    171,010    436,479    504,567    575,695    469,989    232,388
REAL ESTATE EQUITY FUND (REPLACED BY REAL ESTATE SECURITIES TRUST B EFF 4-29-05) - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      49.48      36.76      27.23      27.25      26.13      20.03      20.66      25.16      21.76      16.59
  Value at End of Year      10.00      49.48      36.76      27.23      27.25      26.13      20.03      20.66      25.16      21.76
      Independence No.
              of Units      2,299    796,534    912,023  1,029,603  1,215,024  1,862,678  2,279,947  3,050,997  3,777,452  3,847,062
   JHLICO Independence
     2000 No. of Units         --     14,053     13,341     12,371      8,956     15,677      5,663        771         --         --
  JHVLICO Independence
     2000 No. of Units         --     95,099     82,018     81,715     67,513    158,956     67,262     39,674         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      33.53      24.93      18.49      18.52      17.78      13.64      14.08      17.16      14.86      11.34
  Value at End of Year      10.00      33.53      24.93      18.49      18.52      17.78      13.64      14.08      17.16      14.86
   JHLICO Independence
    Pref. No. of Units      3,524    119,084    136,839    153,097    163,329    316,438    315,298    414,215    466,871    233,153
  JHVLICO Independence
    Pref. No. of Units      1,140    401,143    453,810    502,926    557,490    937,972  1,039,395  1,376,429  1,444,160    528,458
REAL ESTATE SECURITIES TRUST B - NAV SHARES (units first credited 4-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      49.48         --         --         --         --         --         --         --         --         --
  Value at End of Year      54.79         --         --         --         --         --         --         --         --         --
      Independence No.
              of Units    691,479         --         --         --         --         --         --         --         --         --
   JHLICO Independence
     2000 No. of Units     14,262         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
     2000 No. of Units     77,582         --         --         --         --         --         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      33.53         --         --         --         --         --         --         --         --         --
  Value at End of Year      37.09         --         --         --         --         --         --         --         --         --
   JHLICO Independence
    Pref. No. of Units    103,230         --         --         --         --         --         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units    338,455         --         --         --         --         --         --         --         --         --
SHORT-TERM BOND FUND (MERGED INTO SHORT TERM BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      14.84      14.84      14.64      14.05      13.18      12.38      12.19      11.68      11.14      10.90
  Value at End of Year      14.95      14.84      14.84      14.64      14.05      13.18      12.38      12.19      11.68      11.14
      Independence No.
              of Units    200,442    234,407    253,982    315,638    258,701    389,910    730,824    870,737    536,972    585,831
   JHLICO Independence
     2000 No. of Units     38,420     46,435     51,380     55,027     48,554    107,398    102,301     11,992         --         --
  JHVLICO Independence
     2000 No. of Units    229,836    259,370    293,615    356,920    372,322    966,106    891,804    409,683         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      14.71      14.72      14.54      13.97      13.12      12.33      12.16      11.66      11.13      10.90

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
  Value at End of Year      14.80      14.71      14.72      14.54      13.97      13.12      12.33      12.16      11.66      11.13
   JHLICO Independence
    Pref. No. of Units    178,020    231,335    295,466    378,379    330,109    523,765    639,137    799,394    685,486        663
  JHVLICO Independence
    Pref. No. of Units    372,949    495,180    608,847    704,321    701,120  1,431,005  1,597,049  1,965,016  1,591,452  1,112,035

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended       Ended     Ended       Ended
                        12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SMALL CAP EMERGING GROWTH FUND (MERGED INTO SMALL CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year         -- $    10.59 $     7.22 $    10.19 $    10.74 $    11.96 $    12.56 $    13.54 $    10.93 $    10.00
  Value at End of Year         --      11.43      10.59       7.22      10.19      10.74      11.96      12.56      13.54      10.93
      Independence No.
              of Units         --    546,077    154,606    157,918    199,931    378,428    474,891    577,049    516,651    160,674
   JHLICO Independence
     2000 No. of Units         --    114,791     29,328     30,661     35,240     57,733     25,866      2,979         --         --
  JHVLICO Independence
     2000 No. of Units         --    743,476    257,058    283,371    345,089    615,112    473,719    279,710         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year         --      10.51       7.17      10.14      10.69      10.00      12.53      13.52      10.92      10.00
  Value at End of Year         --      11.33      10.51       7.17      10.14      10.69      11.92      12.53      13.52      10.92
   JHLICO Independence
    Pref. No. of Units         --    373,202    149,292    146,127    181,647    285,476         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units         --  1,103,156    432,491    478,357    588,512  1,148,247  1,299,643  1,605,546  1,127,930    316,146
SMALL CAP GROWTH FUND (MERGED INTO SMALL CAP EMERGING GROWTH FUND EFF 11-01-04) - NAV SHARES (units first credited 5-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      12.11      12.25       9.72      14.06      16.32      21.07      12.54      11.11       9.86      10.00
  Value at End of Year      13.23      12.11      12.25       9.72      14.06      16.32      21.07      12.54      11.11       9.86
      Independence No.
              of Units    425,081         --    445,109    499,839    694,748  1,599,750    976,604    759,660    889,006    429,750
   JHLICO Independence
     2000 No. of Units    100,131         --     78,552     83,937    111,733    237,645    103,234      4,648         --         --
  JHVLICO Independence
     2000 No. of Units    615,936         --    545,930    639,644    806,296  1,768,160    948,799    364,599         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      12.01      12.16       9.65      13.99      16.25      20.99      12.51      11.09       9.85      10.00
  Value at End of Year      13.10      12.01      12.16       9.65      13.99      16.25      20.99      12.51      11.09       9.85
   JHLICO Independence
    Pref. No. of Units    307,214         --    279,531    286,656    385,307    880,918    624,592    479,823    442,227    212,844
  JHVLICO Independence
    Pref. No. of Units    880,321         --    793,470    886,229  1,089,883  2,498,801  2,069,208 19,911,189  1,595,204    664,827
SMALL CAP VALUE FUND (MERGED INTO SMALL CAP VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year      20.76      16.79      12.34      13.38      11.39      10.00         --         --         --         --
  Value at End of Year      22.37      20.76      16.79      12.34      13.38      11.39         --         --         --         --
      Independence No.
              of Units    241,367    285,849    285,048    295,696    304,183    197,490         --         --         --         --
   JHLICO Independence
     2000 No. of Units     35,143     32,186     30,306     29,023     22,829     22,649         --         --         --         --
  JHVLICO Independence
     2000 No. of Units    193,807    186,215    215,996    194,085    202,913    230,638         --         --         --         --
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year      20.66      16.73      12.31      13.35      11.38      10.00         --         --         --         --
  Value at End of Year      22.24      20.66      16.73      12.31      13.35      11.38         --         --         --         --
   JHLICO Independence
    Pref. No. of Units     66,722     75,711     82,267     77,505     91,457    149,960         --         --         --         --
  JHVLICO Independence
    Pref. No. of Units    161,064    201,530    205,454    214,097    240,232    232,239         --         --         --         --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                             [JOHN HANCOCK(R) LOGO]

                             ______________________
                             JOHN HANCOCK ANNUITIES

                                             Statement of Additional Information
                                                               dated May 1, 2006

                       Statement of Additional Information
         John Hancock Life Insurance Company Variable Annuity Account U

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the deferred or immediate variable annuity contracts and the deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO") in all jurisdictions as follows:

                          PROSPECTUSES ISSUED BY JHLICO
           ( to be read with this Statement of Additional Information)
                          Accommodator Variable Annuity
                          Independence Variable Annuity

Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your variable annuity contract for the name of your issuing company.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                       JOHN HANCOCK LIFE INSURANCE COMPANY

      Annuity Service Office                   Mailing Address
      601 Congress Street                      Post Office Box 55106
      Boston, Massachusetts 02210-2805         Boston, Massachusetts 02205-5106
      (617) 663-3000 or (800) 732-5543         www.johnhancockannuities.com

JHLICO VA ACCT U SAI 5/06

                                Table of Contents

DISTRIBUTION...................................................    5
CALCULATION OF PERFORMANCE DATA................................    5
  MONEY MARKET VARIABLE INVESTMENT OPTIONS.....................    5
  OTHER VARIABLE INVESTMENT OPTIONS............................    5
    "Standardized" Total Return................................    5
    Yield......................................................    6
    "Non-Standardized" Performance.............................    6
OTHER PERFORMANCE INFORMATION..................................    6
CALCULATION OF ANNUITY PAYMENTS................................    6
    Calculation of Annuity Units...............................    6
    Annuity Unit Values........................................    7
    Mortality Tables...........................................    8
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES...........    8
    Net Investment Rate........................................    8
    Adjustment of Units and Values.............................    8
    Hypothetical Example Illustrating the Calculation
      of Accumulation Unit Values and Annuity Unit Values......    8
PURCHASES AND REDEMPTIONS OF FUND SHARES.......................    9
THE ACCOUNT....................................................    9
DELAY OF CERTAIN PAYMENTS......................................    9
LIABILITY FOR TELEPHONE TRANSFERS..............................    9
VOTING PRIVILEGES..............................................   10

                                  DISTRIBUTION


[John Hancock Distributors, LLC, ("JH Distributors"), an affiliate of JHLICO, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. ("Signator"), an affiliate of John Hancock Life Insurance Company, served as the principal underwriter of the Contracts. The aggregate dollar amount of underwriting commissions paid to Signator in 2005, 2004 and 2003 was $14,434,824 and $18,242,108, respectively.]



 YEAR       AMOUNT PAID TO SIGNATOR
------      -----------------------
2005             $  6,482,728
2004             $ 14,434,824
2003             $ 18,242,108


                         CALCULATION OF PERFORMANCE DATA

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

              Effective yield = (Base period return + 1)(365/7) - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return

Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                              P x ( 1 + T )(n) = ERV

Where:

P = a hypothetical initial premium payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

Yield

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                         Yield =2[(a - b/cd + 1)(6) - 1]

      where:    a = net investment income earned during the period by the fund whose shares are owned by the variable investment option

                b = expenses accrued for the period (net of any reimbursements)

                c = the average daily number of accumulation units outstanding during the period

                d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

"Non-Standardized" Performance

We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional rider benefits described in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                          Other Performance Information

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                         Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                     the resulting value (minus any
                          premium tax charge)

                                by

                              $1,000

and multiply the result by

                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                      (1) the age and, possibly, sex of the
                                    payee and

                         (2) the assumed investment rate
                                (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

                   the amount of the initial monthly variable annuity payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                 investment option as of 10 calendar days prior
                     to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47
                           ___________________________
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

      (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

      (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality Tables

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              Additional Informantion about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net Investment Rate

For any period, the net investment rate for a variable investment option equals

      (1) the percentage total investment return of the corresponding fund for that period (assuming reinvestment of all dividends and other distributions from the fund), less

      (2) for each calendar day in the period, a deduction of 0.002740% (the charges for mortality and expense risks and administrative services) of the value of the variable investment option at the beginning of the period, and less

      (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $109.60 assuming a one day period. The $109.60 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00002740. By substituting in the first formula above, the net investment rate is equal to $3890.40 ($2000 + $3000 - $1000 - $109.60)
divided by $4,000,000 or 0.0009726.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + ..0009726)] or $11.260942. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .00096726) x .99990575] or $1.0859529. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    Purchases and Redemptions of Fund Shares

John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Series Fund, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.


On each business day, the account purchases and redeems shares of each Fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Fund share for each Fund determined on that same date.


                              The Separate Account


In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by JHLICO to commence operations of a Variable Investment Option or an underlying Fund. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.


                            Delay of Certain Payments


Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuities Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:


      (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

      (2)   when trading on that Exchange is restricted;

      (3) when an emergency exists as determined by the SEC as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

      (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                        Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

-     requiring personal identification,

-     tape recording calls, and

-     providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                Voting Privileges

Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                         the corresponding class of the
                                  fund's shares

At a shareholders' meeting, you may give instructions regarding:

      (1)   the election of a Board of Trustees,

      (2)   the ratification of the selection of independent auditors,

      (3) the approval of a Series Fund's investment management agreements, and

      (4)   other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

We will furnish you information and forms so that you may give voting instructions.

We may own Fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Fund's shares (including owners who participate in separate accounts other than the Separate Account) The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                    APPENDIX A: Audited Financial Statements

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...................  F-2

Audited Consolidated Financial Statements.................................

Consolidated Balance Sheets as of December 31, 2005 and 2004..............  F-3

Consolidated Statements of Income for the year ended December 31, 2005, and the periods April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 and the year ended December 31,
  2003 (Predecessor Company)..............................................  F-5

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the year ended December 31, 2005 and the periods April 29, 2004 through December 31, 2004 (Company) and
  January 1, 2004 through April 28, 2004 and the year ended December 31,
  2003 (Predecessor Company)..............................................  F-6

Consolidated Statements of Cash Flows for the year ended December 31,
  2005 and the periods April 29, 2004 through December 31, 2004 (Company)
  and January 1, 2004 through April 28, 2004 and the year ended
  December 31, 2003 (Predecessor Company).................................  F-8

Notes to Consolidated Financial Statements................................ F-10

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheet of John Hancock Life Insurance Company as of December 31, 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the year ended December 31, 2005. We have also audited the consolidated balance sheet as of December 31, 2004 and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the period April 29, 2004 through December 31, 2004 and the predecessor company for the period of January 1, 2004 through April 28, 2004 and the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2005 and 2004, and the consolidated results of their operations and their cash flows for the year ended December 31, 2005 and the period April 29, 2004 through December 31, 2004, and the consolidated results of operations and its cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 and the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts. In 2003 the Company changed its method of accounting for stock-based compensation, participating pension contracts and modified coinsurance contracts.

                                                   /s/ ERNST & YOUNG, LLP

Boston, Massachusetts
March 21, 2006

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                               December 31,
                                                            -------------------
                                                              2005      2004
                                                            --------- ---------
                                                               (in millions)
Assets

Investments
Fixed maturities:
   Available-for-sale--at fair value
   (cost: 2005--$45,638.4; 2004--$46,589.7)................ $45,487.0 $47,413.5
Equity securities:
   Available-for-sale--at fair value
   (cost: 2005--$636.0; 2004-- $769.0).....................     682.1     780.2
   Trading securities--at fair value
   (cost: 2005--$4.6; 2004--$4.2)..........................       4.6       4.2
Mortgage loans on real estate..............................  10,799.6  11,792.6
Real estate................................................     846.4     321.4
Policy loans...............................................   2,041.5   2,012.0
Other invested assets......................................   2,887.2   3,359.3
                                                            --------- ---------
   Total Investments.......................................  62,748.4  65,683.2

Cash and cash equivalents..................................   2,050.8   1,036.8
Accrued investment income..................................     457.4     683.0
Premiums and accounts receivable...........................      72.1      67.2
Goodwill...................................................   3,005.0   3,031.7
Value of business acquired.................................   2,636.3   2,700.3
Deferred policy acquisition costs..........................     652.5     181.4
Intangible assets..........................................   1,348.0   1,348.5
Reinsurance recoverable....................................   4,258.9   3,345.5
Deferred tax asset.........................................        --      98.8
Other assets...............................................   2,842.8   2,893.4
Separate account assets....................................  19,254.4  18,753.0
                                                            --------- ---------
   Total Assets............................................ $99,326.6 $99,822.8
                                                            ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                               December 31,
                                                            -------------------
                                                              2005      2004
                                                            --------- ---------
                                                               (in millions)
Liabilities and Shareholder's Equity

Liabilities
Future policy benefits..................................... $44,895.1 $43,010.6
Policyholders' funds.......................................  15,928.5  19,307.3
Consumer notes.............................................   2,487.7   2,379.1
Unearned revenue...........................................     140.9      43.3
Unpaid claims and claim expense reserves...................     231.6     187.8
Dividends payable to policyholders.........................     415.5     441.3
Short-term debt............................................      18.9      41.5
Long-term debt.............................................     540.4     577.6
Income tax liability.......................................     371.7        --
Other liabilities..........................................   4,541.1   4,788.2
Separate account liabilities...............................  19,254.4  18,753.0
                                                            --------- ---------
   Total Liabilities.......................................  88,825.8  89,529.7

Shareholder's Equity
Common stock...............................................     330.0      10.0
Additional paid in capital.................................   9,384.9   9,467.0
Retained earnings..........................................     351.9     172.7
Accumulated other comprehensive income.....................     434.0     643.4
                                                            --------- ---------
   Total Shareholder's Equity..............................  10,500.8  10,293.1
                                                            --------- ---------

   Total Liabilities and Shareholder's Equity.............. $99,326.6 $99,822.8
                                                            ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                            Company            Predecessor Company
                                                   ------------------------  -----------------------
                                                                Period from  Period from
                                                                 April 29,   January 1,
                                                                    2004        2004
                                                    Year ended    through      through    Year ended
                                                   December 31, December 31,  April 28,  December 31,
                                                       2005         2004        2004         2003
                                                   ------------ ------------ ----------- ------------
                                                                     (in millions)
Revenues
   Premiums.......................................   $1,983.8     $1,327.3    $  617.1     $2,005.8
   Universal life and investment-type product
     charges......................................      470.5        295.2       146.2        431.2
   Net investment income..........................    3,477.4      2,132.1     1,284.7      3,799.4
   Net realized investment and other gains
     (losses), net of amounts credited to
     participating pension contractholders
     (($4.7), ($34.9), ($8.2) and $3.4,
     respectively)................................      514.6        (50.9)      124.1          5.8
   Investment management revenues, commissions
     and other fees...............................      732.2        488.2       265.2        708.0
   Other revenue..................................       90.0         34.7        24.0         51.7
                                                     --------     --------    --------     --------
       Total revenues.............................    7,268.5      4,226.6     2,461.3      7,001.9

Benefits and expenses
   Benefits to policyholders, excluding amounts
     related to net realized investment and other
     gains (losses) credited to participating
     pension contractholders (($4.7), ($34.9),
     ($8.2) and $3.4, respectively)...............    3,818.1      2,288.9     1,300.2      3,757.1
   Other operating costs and expenses.............    1,453.5        993.4       418.9      1,177.7
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      174.3        138.9       110.9        314.5
   Dividends to policyholders.....................      513.4        316.9       157.1        537.8
                                                     --------     --------    --------     --------
       Total benefits and expenses................    5,959.3      3,738.1     1,987.1      5,787.1

Income before income taxes and cumulative effect
  of accounting changes...........................    1,309.2        488.5       474.2      1,214.8

Income taxes......................................      440.0        115.8       141.6        345.3
                                                     --------     --------    --------     --------
Income before cumulative effect of accounting
  changes.........................................      869.2        372.7       332.6        869.5

Cumulative effect of accounting changes, net of
  income tax......................................         --           --        (3.3)      (279.0)
                                                     --------     --------    --------     --------
Net income........................................   $  869.2     $  372.7    $  329.3     $  590.5
                                                     ========     ========    ========     ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                        EQUITY AND COMPREHENSIVE INCOME

                                                             Additional            Accumulated Other     Total
                                                     Common   Paid In    Retained    Comprehensive   Shareholder's Outstanding
                                                     Stock    Capital    Earnings    Income (Loss)      Equity       Shares
                                                     ------  ---------- ---------  ----------------- ------------- -----------
                                                                 (in millions, except for outstanding share data)
Predecessor Company
Balance at January 1, 2003.......................... $ 10.0  $ 4,763.2  $   956.1      $   442.2       $ 6,171.5      1,000

   Comprehensive income:
       Net income...................................                        590.5                          590.5

       Other comprehensive net income, net
         of tax:....................................
          Net unrealized investment gains...........                                       919.7           919.7
          Foreign currency translation
            adjustment..............................                                        (0.1)           (0.1)
          Minimum pension liability.................                                       (15.8)          (15.8)
          Cash flow hedges..........................                                        31.7            31.7
                                                                                                       ---------
   Comprehensive income.............................                                                     1,526.0

   Dividends paid to Parent.........................                       (214.5)                        (214.5)
   Change in accounting principle...................                                        99.9            99.9
                                                     ------  ---------  ---------      ---------       ---------     ------
Balance at December 31, 2003........................ $ 10.0  $ 4,763.2  $ 1,332.1      $ 1,477.6       $ 7,582.9      1,000
                                                     ======  =========  =========      =========       =========     ======
   Comprehensive income:
       Net income...................................                        329.3                          329.3

       Other comprehensive net income, net
         of tax:....................................
          Net unrealized investment losses..........                                       (28.6)          (28.6)
          Foreign currency translation
            adjustment..............................                                        (0.3)           (0.3)
          Minimum pension liability.................                                         0.6             0.6
          Cash flow hedges..........................                                       (37.3)          (37.3)
                                                                                                       ---------
   Comprehensive income.............................                                                       263.7
                                                     ------  ---------  ---------      ---------       ---------     ------
Balance at April 28, 2004........................... $ 10.0  $ 4,763.2  $ 1,661.4      $ 1,412.0       $ 7,846.6      1,000
                                                     ======  =========  =========      =========       =========     ======
Acquisition by Manulife Financial
  Corporation:
   Sale of shareholder's equity.....................  (10.0)  (4,763.2)  (1,661.4)      (1,412.0)       (7,846.6)    (1,000)
   Manulife Financial Corporation purchase
     price..........................................   10.0    9,467.0                                   9,477.0      1,000

Company
                                                     ------  ---------  ---------      ---------       ---------     ------
Balance at April 29, 2004........................... $ 10.0  $ 9,467.0  $      --      $      --       $ 9,477.0      1,000
                                                     ======  =========  =========      =========       =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                 EQUITY AND COMPREHENSIVE INCOME - (CONTINUED)

                                                                 Additional          Accumulated Other     Total
                                                          Common  Paid In   Retained   Comprehensive   Shareholder's Outstanding
                                                          Stock   Capital   Earnings   Income (Loss)      Equity       Shares
                                                          ------ ---------- -------- ----------------- ------------- -----------
                                                                     (in millions, except for outstanding share data)
Company
Balance at April 29, 2004................................ $ 10.0  $9,467.0  $    --       $    --        $ 9,477.0      1,000

   Comprehensive income:
       Net income........................................                     372.7                          372.7

       Other comprehensive net income, net of tax:
          Net unrealized investment gains................                                   411.4            411.4
          Foreign currency translation adjustment........                                     0.6              0.6
          Minimum pension liability......................                                   (11.0)           (11.0)
          Cash flow hedges...............................                                   242.4            242.4
                                                                                                         ---------
   Comprehensive income..................................                                                  1,016.1

Dividends paid to parent company.........................                    (200.0)                        (200.0)
                                                          ------  --------  -------       -------        ---------     ------
Balance at December 31, 2004............................. $ 10.0  $9,467.0  $ 172.7       $ 643.4        $10,293.1      1,000
                                                          ======  ========  =======       =======        =========     ======
   Comprehensive income:
       Net income........................................                     869.2                          869.2

       Other comprehensive income, net of tax:...........
          Net unrealized investment losses...............                                  (420.0)          (420.0)
          Foreign currency translation adjustment........                                    (1.8)            (1.8)
          Minimum pension liability......................                                     2.4              2.4
          Cash flow hedges...............................                                   210.0            210.0
                                                                                                         ---------
   Comprehensive income..................................                                                    659.8

Manulife Financial Corporation purchase price
  reallocation...........................................            (82.1)                                  (82.1)

Capital Contribution paid by Parent......................  320.0                                             320.0     32,000
Dividends paid to Parent.................................                    (690.0)                        (690.0)
                                                          ------  --------  -------       -------        ---------     ------
Balance at December 31, 2005............................. $330.0  $9,384.9  $ 351.9       $ 434.0        $10,500.8     33,000
                                                          ======  ========  =======       =======        =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                      Company            Predecessor Company
                                                              -----------------------  ----------------------
                                                                          Period from  Period from
                                                                           April 29,   January 1,
                                                                              2004        2004
                                                                            through      through
                                                                          December 31,  April 28,
                                                                 2005         2004        2004        2003
                                                              ----------  ------------ ----------- ----------
                                                                               (in millions)
Cash flows from operating activities:
   Net income................................................ $    869.2   $   372.7    $   329.3  $    590.5
       Adjustments to reconcile net income to net
         cash provided by operating activities:
          Amortization of premium - fixed
            maturities.......................................      587.9       437.1          6.2        23.9
          Net realized investment and other
            (gains) losses...................................     (514.6)       50.9       (124.1)       (5.8)
          Change in accounting principles....................         --          --          3.3       279.0
          Change in deferred policy acquisition
            costs............................................     (226.0)      (97.6)       (10.8)     (217.6)
          Depreciation and amortization......................       22.9        22.4          9.9        32.3
          Net cash flows from trading securities.............       (0.4)       (3.8)         0.3         0.1
          (Increase) decrease in accrued
            investment income................................      (35.7)       74.7        (57.2)       42.7
          (Increase) decrease in premiums and
            accounts receivable..............................      (57.9)       21.0         15.9        10.0
          Decrease (increase) in other assets and
            other liabilities, net...........................      242.4       (36.9)        13.7      (284.7)
          Increase (decrease) in policy
            liabilities and accruals, net....................    1,679.2       (45.2)       363.1     3,289.7
          Increase (decrease) in income taxes................      561.2       257.3         86.0      (107.1)
                                                              ----------   ---------    ---------  ----------
              Net cash provided by operating
                activities...................................    3,128.2     1,052.6        635.6     3,653.0

Cash flows used in investing activities:
   Sales of:
       Fixed maturities available-for-sale...................    9,978.0     2,156.9      2,731.2    11,064.6
       Equity securities available-for-sale..................    2,002.8       214.7        154.9       279.4
       Real estate...........................................       32.1         6.2         97.7       164.4
       Other invested assets.................................    1,055.9       570.9        130.7       500.0
       Home office properties................................         --          --           --       887.6
   Maturities, prepayments and scheduled
     redemptions of:
       Fixed maturities held-to-maturity.....................         --          --         40.3       227.5
       Fixed maturities available-for-sale...................    2,064.8     2,926.4      1,497.6     3,375.7
       Other invested assets.................................         --         4.6           --        18.0
       Mortgage loans on real estate.........................    2,224.6     1,019.9        615.0     1,395.0
   Purchases of:
       Fixed maturities held-to-maturity.....................         --          --           --       (69.5)
       Fixed maturities available-for-sale...................  (11,578.3)   (4,020.5)    (5,983.2)  (17,443.6)
       Equity securities available-for-sale..................   (1,493.7)     (252.7)       (39.6)      (90.9)
       Real estate...........................................     (560.9)     (117.4)        (6.9)      (33.4)
       Other invested assets.................................     (454.0)     (508.7)      (626.9)   (1,096.2)
Mortgage loans on real estate issued.........................   (1,428.5)   (1,419.9)      (507.9)   (2,092.6)
Net cash paid related to acquisition/sale of
  businesses.................................................         --          --           --       (94.7)
Other, net...................................................      (44.7)       (7.4)       (70.2)      (65.7)
                                                              ----------   ---------    ---------  ----------
Net cash provided by (used in) investing
  activities................................................. $  1,798.1   $   573.0    $(1,967.3) $ (3,074.4)

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                        Company          Predecessor Company
                                                                                ----------------------  --------------------
                                                                                           Period from  Period from
                                                                                            April 29,   January 1,
                                                                                               2004        2004
                                                                                             through      through
                                                                                           December 31,  April 28,
                                                                                   2005        2004        2004       2003
                                                                                ---------  ------------ ----------- --------
                                                                                                (in millions)
Cash flows from financing activities:
   Capital Contribution paid by Parent......................................... $   320.0   $      --    $      --  $     --
   Dividend paids to Parent....................................................    (690.0)     (200.0)      (100.0)   (100.0)
   Net (redemptions) deposits in Guaranteed and Structured Financial Products'
     institutional products....................................................  (3,596.0)   (2,345.2)        79.2    (184.9)
   Issuance of consumer notes..................................................     108.6       407.5        372.2   1,260.2
   Issuance of short-term debt.................................................     153.4        88.7           --     148.9
   Issuance of long-term debt..................................................       3.5         2.3          0.3        --
   Repayment of short-term debt................................................    (197.2)      (46.4)       (41.8)   (158.0)
   Repayment of long-term debt.................................................     (14.6)      (11.9)        (1.2)     (6.0)
                                                                                ---------   ---------    ---------  --------
   Net cash (used in) provided by financing activities.........................  (3,912.3)   (2,105.0)       308.7     960.2

   Net increase (decrease) in cash and cash equivalents........................   1,014.0      (479.4)    (1,023.0)  1,538.8
                                                                                ---------   ---------    ---------  --------
Cash and cash equivalents at beginning of period...............................   1,036.8     1,516.2      2,539.2   1,000.4
                                                                                ---------   ---------    ---------  --------
Cash and cash equivalents at end of period..................................... $ 2,050.8   $ 1,036.8    $ 1,516.2  $2,539.2
                                                                                =========   =========    =========  ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 -- Change of Control

John Hancock Life Insurance Company, (the Company) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of JHFS's shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The purchase equation was finalized for a reallocation between the various JHFS entities due to a change in the estimated fair valuation of the entities during the second quarter of 2005. The adjustments made to the Company's balance sheet are comprised of:

  .   Refinement of policy liability valuation models;

  .   Other refinement of fair values; and

  .   Additional restructuring accruals.

Refinement of policy liability valuation models include refinements to models and the investment strategies reflected in those models, harmonization of assumptions and assumption changes as a result of further analysis of pre-acquisition experience.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 -- Change of Control - (continued)

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as at the date of acquisition and has been updated for the finalization of the purchase equation in 2005 (in millions):

                                               Fair Value  Final Purchase
      As of April 28, 2004         As Reported Adjustments    Equation
      --------------------         ----------- ----------- --------------
      Assets
      Total Investments...........  $65,904.1    $(136.6)    $65,767.5
      Goodwill....................    3,031.7      (26.7)      3,005.0
      Value of business acquired..    2,864.6       25.7       2,890.3
      Intangible assets...........    1,351.8         --       1,351.8
      Deferred tax asset..........      436.4         --         436.4
      Cash and cash equivalents...    1,684.7         --       1,684.7
      Reinsurance recoverable, net    3,162.0         --       3,162.0
      Other assets acquired.......    3,067.4      (23.2)      3,044.2
      Separate account assets.....   18,331.9         --      18,331.9
                                    ---------    -------     ---------
      Total assets acquired.......  $99,834.6    $(160.8)    $99,673.8
                                    =========    =======     =========
      Liabilities:
      Policy liabilities..........  $66,277.5    $(189.5)    $66,088.0
      Other liabilities...........    5,748.2      110.8       5,855.2
      Separate accounts...........   18,331.9         --      18,331.9
                                    ---------    -------     ---------
      Total liabilities assumed...  $90,357.6    $ (78.7)    $90,275.1
                                    =========    =======     =========
      Net assets acquired.........  $ 9,477.0    $ (82.1)    $ 9,398.7
                                    =========    =======     =========

Goodwill of $3,005.0 million has been allocated to the Company's business and geographic segments, see Note 17 -- Goodwill and Other Intangible Assets. Of the $3,005.0 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 17 -- Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $1,351.8 million resulting from the acquisition consists of the "John Hancock" brand name, distribution network, investment management contracts in the mutual funds business and other investments management contracts in the institutional investment advisory business. Refer to Note 17 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 -- Change of Control - (Continued)

Restructuring Costs

Prior to the merger, the Company continued its Competitive Positioning Project, which involved reducing costs and increasing future operating efficiencies by consolidating portions of the Company's operations. The Project consisted primarily of reducing staff in the home office and terminating certain operations outside the home office.

Following the acquisition of the Company by Manulife on April 28, 2004, Manulife developed a plan to integrate the operations of the Company with its consolidated subsidiaries. Manulife believes the restructuring is essentially completed at the end of 2005. Restructuring costs of $85.1 million were recognized by the Company as part of the purchase transaction and consist primarily of exit and consolidation activities involving operations, certain compensation costs, and facilities. The accruals for the restructuring costs are included in other liabilities on the Company's Consolidated Balance Sheets and in other operating costs and expenses on the consolidated income statements. As part of the finalization of the purchase equation in the second quarter of 2005, the total restructuring costs increased by $25.0 million to $110.1 million.

The following details the amounts and status of restructuring costs:

                                     Amount Utilized            Amount Utilized              Amount Utilized
                                       January 1,                  April 29,                   January 1,
                          Pre-merger      2004                       2004                         2005
                          accrual at     through                    through      Accrual at      through      Accrual at
                          January 1,    April 28,    Accrued at  December 31,   December 31,  December 31,   December 31,
Type of Cost                 2004         2004         merger        2004           2004          2005           2005
------------              ---------- --------------- ---------- --------------- ------------ --------------- ------------
                                                                   (in millions)
Personnel................   $12.0         $3.3         $ 43.1        $ 9.6         $ 42.2         $23.3         $18.9
Facilities...............      --           --           67.0          7.8           59.2          31.6          27.6
                            -----         ----         ------        -----         ------         -----         -----
   Total.................   $12.0         $3.3         $110.1        $17.4         $101.4         $54.9         $46.5
                            =====         ====         ======        =====         ======         =====         =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation. Since April 28, 2004, the Company operates as a subsidiary of Manulife, as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

Basis of Presentation. The accompanying financial statements as of December 31, 2005 and 2004, for the year ended December 31, 2005, and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that were required as a result of the merger with Manulife. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries and subsidiaries of which it is the primary beneficiary. Please refer to Note 4--Variable Interest Entities for more information on the Company's relationships with variable interest entities. All significant intercompany transactions and balances have been eliminated. Where the Company consolidates partnership or LLC interests, the partnership is consolidated onto the accounts of the separate accounts if the separate accounts own a greater share than the Company's general account and is consolidated onto the Company's general accounts if the general account owns a greater share than the Company's separate accounts.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services to them.

Investments. At December 31, 2005, the Company classifies its debt securities into one category: available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Fixed maturity investments classified as available-for-sale are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

Equity securities include common stock and non-mandatorily redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholders' equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed. The carrying value of real estate to be disposed of was $0 million and $27.0 million at December 31, 2005 and 2004, respectively and is reported in real estate in the investment section of the Company's Consolidated Balance Sheets. On March 14, 2003, the Company sold three of its Home Office properties to Beacon Capital Partners for $910.0 million. See Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk are determined on a first in, first out method, where the first security purchased is the first security sold and are reported net of amounts credited to participating pension contractholder accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs. Deferred policy acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2005, the Company's DAC asset was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life and long-term care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. Total amortization of DAC was $4.4 million for the year ended December 31, 2005, was $18.3 million and $105.8 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively, and was $304.4 million for the year ended December 31, 2003.

Amortization of DAC is allocated to: (1) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (2) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 11 -- Reinsurance for additional disclosures regarding this topic.

Goodwill and Other Intangible Assets. In the merger with Manulife, the Company de-recognized its intangible assets including goodwill, value of business acquired (VOBA) and management contracts. Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill, brand name and investment management contracts, and recognized new amortizable intangible assets including VOBA, distribution networks and other investment management contracts. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 -- Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 17 -- Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

Separate Accounts. Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% 6.3% for life insurance liabilities, from 2.0% to 6.0% for individual annuity liabilities and from 1.7% to 6.5% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 5.0% to 6.9%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.0% to 8.5% for universal life insurance products and from 1.7% to 6.5% for investment type products. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

Major components of policyholders' funds in the Company's Consolidated Balance
  Sheets are summarized in the table below:

                                                               December 31,
                                                            -------------------
                                                              2005      2004
                                                            --------- ---------
                                                               (in millions)
Liabilities for policyholders' funds
   Guaranteed investment contracts......................... $ 2,935.2 $ 3,691.0
   U.S. funding agreements.................................     138.6     138.0
   Global funding agreements backing medium-term notes.....   8,713.6  11,209.4
   Other investment-type contracts.........................   2,035.4   2,052.9
                                                            --------- ---------
       Total liabilities for investment-type contracts.....  13,822.8  17,091.3
Liabilities for individual annuities.......................       1.7       2.0
Universal life and other reserves..........................   2,104.0   2,214.0
                                                            --------- ---------
Total liabilities for policyholders' funds................. $15,928.5 $19,307.3
                                                            ========= =========

Global Funding Agreements. The Company has two distribution programs for global funding agreements that back medium-term notes sold worldwide.

Under these programs, global funding agreements are purchased from the Company by special purpose entities (SPEs) that fund their purchases with the proceeds from their issuance of medium-term notes to investors. These SPEs pledge the global funding agreements and annuities as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under these distribution programs, as of December 31, 2005 and 2004, the Company had $8.7 billion and $11.2 billion, respectively, of global funding agreements outstanding.

These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity. The global funding agreements may not be terminated or surrendered prior to maturity. Claims for principal and interest under the global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note sold world-wide under the two programs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE, and a third party, to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, and expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2005 and 2004, there was $2.5 billion and $2.8 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements.

Under the second program, established in June 2000, for $5.0 billion, expanded in stages to $12.5 billion by June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2005 and 2004, there was $6.2 billion and $8.5 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements. The funding agreements backing the related medium-term notes for both of these programs are included in policyholders' funds in the Company's consolidated balance sheets.

At December 31, 2005, the annual contractual maturities of global funding agreements backing medium term notes issued under these programs were as follows: 2006--$2,884.5 million; 2007--$861.6 million; 2008--$1,488.2 million;
2009--$1,753.9 million, 2010--$736.0 million and thereafter--$1,004.8 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

Participating Insurance. Participating business represents more than 90% of the Company's traditional life net insurance in force for 2005, 2004, and 2003.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholders' equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors.

The determination of the amount of policyholders' dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year, and is based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Stock-Based Compensation. For stock option grants made to employees prior to January 1, 2003, the Company applied the recognition and measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," which resulted in no compensation expense recognized for these stock option grants to employees. Prior to January 1, 2003 the Company recognized compensation expense at the time of the grant or over the vesting period for grants of non-vested stock to employees and non-employee board members and grants of stock options to non-employee general agents and has continued this practice. All options granted under those plans had an exercise price equal to the market value of the Company's common stock on the date of grant. Effective January 1, 2003, the Company adopted the fair value provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation," the effect of which is to record compensation expense for grants made subsequent to this date. The following table illustrates the pro forma effect on net income as if the Company had applied the fair value recognition provisions of SFAS No. 123 to all stock-based employee compensation.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

In the merger all of the JHFS unvested stock options as of the date of announcement of the merger on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares. In addition, substantially all outstanding grants of restricted stock as of the date of the announcement of the merger on September 28, 2003, vested immediately prior to the closing date. Subsequent to the merger the Company continues to incur compensation expense related to stock compensation issued by Manulife.

                                                       Period from  Period from
                                                        April 29,   January 1,
                                                          2004         2004
                                          Year Ended     through      through    Year Ended
                                         December 31, December 31,   April 28,  December 31,
                                             2005         2004         2004         2003
                                         ------------ ------------- ----------- ------------
                                                      (in millions)
Net income, as reported.................    $869.2       $372.7       $329.3       $590.5
Add: Stock-based employee compensation
  expense included in reported net
  income, net of related tax effects....       5.7          4.6          5.4         14.4
Deduct: Total stock-based employee
  compensation expense determined under
  fair value method for all awards, net
  of related tax effects (unaudited)....       5.7          4.6          8.0         39.5
                                            ------       ------       ------       ------
Pro forma net income (unaudited)........    $869.2       $372.7       $326.7       $565.4
                                            ======       ======       ======       ======

Federal Income Taxes. The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. Refer to
Note 6 -- Income Taxes for additional disclosures on this topic.

Foreign Currency Translation. The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholders' equity. Gains or losses on foreign currency transactions are reflected in earnings.

Cumulative Effect of Accounting Changes

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP-03-1")

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholders' equity of $1.5 million (net of tax of $0.8 million). The Company recorded a reduction in net income of $3.3 million (net of tax of $1.8 million) partially offset by an increase in other comprehensive income of $1.8 million (net of tax of $1.0 million) which were recorded as the cumulative effects of an accounting change, on January 1, 2004. In addition, in conjunction with the adoption of SOP 03-1 the Company reclassified $933.8 million in separate account assets and liabilities to the general account balance sheet accounts. Refer to Recent Accounting Pronouncements for further discussion.

   FASB Derivatives Implementation Group Issue No. B36--Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("DIG B36")

The Company adopted DIG B36 on October 1, 2003, which resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $100.0 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

Recent Accounting Pronouncements

   Statement of Financial Accounting No. 155, Accounting for Certain Hybrid Instruments ("SFAS No. 155")

In February, 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying, and eliminating exceptions to the accounting for them. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS No 155 will be effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company is unable to estimate the impact on its consolidated financial position and results of operations of adopting SFAS 155.

   Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and charged off to expense.

SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective adoption is not permitted. The Company is not able to estimate the impact on its consolidated financial position and results of operations of adopting SOP 05-1.

   Emerging Issues Task Force Issue No. 04-5 - "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Right" ("EITF 04-5")

In July 2005, the Emerging Issues Task Force of the FASB issued EITF 04-5. EITF 04-5 presumes that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a VIE, in which case VIE consolidation accounting rules should instead be followed. EITF 04-5 was immediately effective for partnerships established or modified after June 29, 2005 and is effective January 1, 2006 for previously existing partnerships. No partnerships were consolidated as a result of EITF 04-5. The adoption of EITF 04-5 on January 1, 2006, resulted in no material impact on the Company's consolidated financial position or results of operations.

   Statement of Financial Standards No. 154--Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

In May, 2005, the FASB issued SFAS No 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

SFAS No. 154 will be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

   SFAS No. 123 (revised 2004) - Share Based Payment ("SFAS No. 123 (R)")

In December, 2004, the FASB issued SFAS No. 123(R). SFAS No. 123(R) supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and amends SFAS No. 95, "Statement of Cash Flows". Generally, the approach in Statement 123(R) is similar to the approach described in Statement 123. However, Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.

The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in Statement of Financial Accounting Standards (SFAS) No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees and expects to continue to use this model upon our anticipated adoption of SFAS No. 123(R), on January 1, 2006.

Because SFAS No. 123(R) must be applied not only to new awards but to previously granted awards that are not fully vested on the effective date, and because the Company adopted SFAS No. 123 using the prospective transition method (which applied only to awards granted, modified or settled after the adoption date), compensation cost for some previously granted awards that were not recognized under SFAS No. 123 will be recognized under Statement
No. 123(R). However, had we adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS No. 123 as described above in the disclosure of pro forma net income and earnings per share in Note 2 -- Summary of Significant Accounting Policies to our consolidated financial statements.

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as required under current literature. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption. While the Company cannot estimate what those amounts will be in the future (because they depend upon, among other things, when employees exercise stock options), the amount of operating cash flows recognized for such excess tax deductions were $14.6 million, $0 million, and $4.3 million in 2005, 2004 and 2003, respectively.

   FASB Staff Position 106-2--Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2")

In May, 2004, the FASB issued (FSP 106-2). In accordance with FSP 106-2, the Company recorded a $40.9 million reduction in the accumulated plan benefit obligation as of the purchase accounting re-measurement date (April 28, 2004) and a $1.6 million decrease in net periodic postretirement benefit costs for the period April 29, 2004 through December 31, 2004.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from the Company. The first group, those who retired prior to January 1, 1992, receives a subsidy of between 90% and 100% of total cost. Since this cost-sharing level would clearly meet Medicare's criteria for a qualifying drug coverage, The Company anticipates that it would receive government subsidies for the benefits it will pay to its pre-1992 Medicare-eligible retirees beginning in 2006. This reduction to its underlying FAS 106 obligation was reflected during 2004, in accordance with FASB Staff Position 106-2.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 2 -- Summary of Significant Accounting Policies - (continued)

With respect to the second group, those who retired on or after January 1, 1992, the Company-paid portion of retiree health benefits is capped and currently accounts for as low as 25% of total benefit cost. Due to ambiguities in the methodology prescribed by Medicare to determine qualifying drug coverages in certain situations, the Company could not definitively quantify a reduction in liability, if any, for this group during 2004. However, in January of 2005, Medicare issued regulations which clarified an employer's ability to
(1) aggregate certain groups of retirees together and (2) allocate the portion of benefit cost it pays for towards prescription drug coverage (as opposed to medical coverage) in determining whether a benefit meets the actuarial criteria for qualifying drug coverage. As a result of this clarification, the Company determined that it would receive government subsidies for its post-1991 Medicare-eligible retirees as well, and reflected the associated reduction in FAS 106 obligation during 2005.

   FASB Interpretation No. 46 (revised December 2003)--Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 ("FIN 46R")

In December, 2003, the FASB issued FIN 46R which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R were applied at December 31, 2003 for entities considered to be special purpose entities
(SPEs), and applied at March 31, 2004 for non-SPE entities.

The Company categorized its FIN 46R consolidation candidates into three categories- 1) collateralized debt obligation funds it manages (CDO funds or
CDOs), which are SPEs, 2) low-income housing properties (the Properties) which are not SPEs, and 3) assorted other entities (Other Entities) which are not SPEs. The Company has determined that it should not consolidate any of the CDO funds, Properties or Other Entities, therefore the adoption of FIN 46R had no impact on the Company's consolidated financial position, results of operations or cash flows.

Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. Conversely, additional assets recognized as a result of consolidating VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Refer to Note 4 -- Relationships with Variable Interest Entities for a more complete discussion of the Company's significant relationships with VIEs, their assets and liabilities, and the Company's maximum exposure to loss as a result of its involvement with them.

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP-03-1")

On July 7, 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contractholders. Refer to Note 18 -- Certain Separate Accounts for additional disclosures required by SOP 03-1. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


   Note 2 -- Summary of Significant Accounting Policies - (continued)

   SFAS No. 150 - Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS No. 150")

In May 2003, the Financial Accounting Standards Board (FASB) issued SFAS
No. 150. SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

   SFAS No. 149 - Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities ("SFAS No. 149")

In April 2003, the FASB issued SFAS No. 149. SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation
No. 45--"Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

   FASB Derivatives Implementation Group Issue No. B36--Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("DIG B36")

In April 2003, the FASB's Derivatives Implementation Group (DIG) released DIG B36. DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts and participating pension contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $429.2 million based on the fair value of the assets underlying these contracts. Of this total liability, $123.1 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. Prior to the adoption of DIG B36, the Company had established, through other comprehensive income, a reserve for its participating pension contracts to recognize the impact on contractholder liabilities of the realization of unrealized gains on assets backing those contracts. With the adoption of DIG B36, this reserve is no longer required and is replaced by the recognition of the fair value of the embedded derivative in income. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of DIG B36.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                            Period from  Period from
                                                             April 29     January 1
                                               Year Ended     through      through    Year Ended
                                              December 31, December 31,   April 28,  December 31,
                                                  2005         2004         2004         2003
                                              ------------ ------------- ----------- ------------
                                                           (in millions)
Net Investment Income
   Fixed maturities..........................   $2,660.8     $1,794.6     $1,073.0     $3,228.7
   Equity securities.........................       25.8          5.4          2.0         19.7
   Mortgage loans on real estate.............      589.8        398.0        257.0        772.0
   Real estate...............................       33.1         21.6          5.4         57.8
   Policy loans..............................      116.1         78.2         38.5        123.0
   Short-term investments....................       47.4         10.6          1.2         16.5
   Other.....................................      120.9        (72.4)       (41.6)      (230.2)
                                                --------     --------     --------     --------
   Gross investment income...................    3,593.9      2,236.0      1,335.5      3,987.5

       Less investment expenses..............      116.5        103.9         50.8        188.1
                                                --------     --------     --------     --------
Net investment income........................   $3,477.4     $2,132.1     $1,284.7     $3,799.4
                                                --------     --------     --------     --------
Net realized investment and other gains
  (losses), net of amounts credited to
  participating pension contractholders
   Fixed maturities..........................   $  129.0     $    7.0     $  (26.4)    $ (392.8)
   Equity securities.........................       11.6         24.7         73.0         69.9
   Mortgage loans on real estate and real
     estate to be disposed of................        8.5        (33.7)        50.6        244.1
   Derivatives and other invested assets.....      370.2        (14.0)        35.1         81.2
   Amounts credited to participating pension
     contractholders.........................       (4.7)       (34.9)        (8.2)         3.4
                                                --------     --------     --------     --------
Net realized investment and other gains
  (losses), net of amounts credited to
  participating pension contractholders......   $  514.6     $  (50.9)    $  124.1     $    5.8
                                                ========     ========     ========     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments - (continued)

Gross gains were realized on the sale of available-for-sale securities of $343.2 million for the year ended December 31, 2005, $181.0 million from April 29 through December 31, 2004, $210.9 million from January 1 through
April 28, 2004, and $606.9 million in 2003, and gross losses were realized on the sale of available-for-sale securities of $107.4 million for the year ended December 31, 2005, $62.5 million from April 29 through December 31, 2004, $13.0 million from January 1 through April 28, 2004, and $233.8 million in 2003.

The Company's investments in available-for-sale securities are summarized below for the years indicated:

                                                                  December 31, 2005
                                                   -----------------------------------------------
                                                                    Gross      Gross
                                                                  Unrealized Unrealized
                                                   Amortized Cost   Gains      Losses   Fair Value
                                                   -------------- ---------- ---------- ----------
                                                                    (in millions)
Available-for-Sale:
   Corporate securities...........................   $35,487.2      $373.2     $460.9   $35,399.5
   Asset-backed & mortgage-backed securities......     9,438.7        72.5      137.4     9,373.8
   Obligations of states and political
     subdivisions.................................       116.3         0.2        3.4       113.1
   Debt securities issued by foreign governments..       137.1         8.1        1.2       144.0
   U.S. Treasury securities and obligations of
     U.S. government corporations and agencies....       459.1         2.1        4.6       456.6
                                                     ---------      ------     ------   ---------
   Fixed maturities available-for-sale total......    45,638.4       456.1      607.5    45,487.0
   Equity securities..............................       636.0        51.4        5.3       682.1
                                                     ---------      ------     ------   ---------
   Total fixed maturities and equity securities
     available-for- sale..........................   $46,274.4      $507.5     $612.8   $46,169.1
                                                     =========      ======     ======   =========


                                                               December 31, 2004
                                                   ------------------------------------------
                                                               Gross      Gross
                                                   Amortized Unrealized Unrealized
                                                     Cost      Gains      Losses   Fair Value
                                                   --------- ---------- ---------- ----------
                                                                 (in millions)
Available-for-Sale:
   Corporate securities........................... $36,284.6   $792.7     $ 61.4   $37,015.9
   Asset-backed & mortgage-backed securities......   9,503.1    130.0       49.1     9,584.0
   Obligations of states and political
     subdivisions.................................     288.3      0.8        1.7       287.4
   Debt securities issued by foreign governments..     172.7     11.4        0.1       184.0
   U.S. Treasury securities and obligations of
     U.S. government corporations and agencies....     341.0      1.6        0.4       342.2
                                                   ---------   ------     ------   ---------
   Fixed maturities available-for-sale total......  46,589.7    936.5      112.7    47,413.5
   Equity securities..............................     769.0     14.4        3.2       780.2
                                                   ---------   ------     ------   ---------
   Total fixed maturities and equity securities
     available-for- sale.......................... $47,358.7   $950.9     $115.9   $48,193.7
                                                   =========   ======     ======   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments - (continued)

The amortized cost and fair value of fixed maturities at December 31, 2005, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                            (in millions)
Available-for-Sale:
Due in one year or less..............................   $ 1,074.0    $ 1,067.9
Due after one year through five years................     9,492.5      9,420.2
Due after five years through ten years...............    12,152.5     12,069.5
Due after ten years..................................    13,480.7     13,555.6
                                                        ---------    ---------
                                                         36,199.7     36,113.2
Mortgage-backed securities...........................     9,438.7      9,373.8
                                                        ---------    ---------
   Total.............................................   $45,638.4    $45,487.0
                                                        =========    =========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2005, 2004 and 2003 amounted to $0 million, $(0.5) million, and $0.1 million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2005 and 2004, $409.8 million and $339.3 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2005, 2004 and 2003, net investment income passed through to participating pension contract holders as interest credited to policyholders' account balances amounted to $148.8 million, $170.5 million, and $161.7 million, respectively.

Depreciation expense on investment real estate was $5.6 million, $3.9 million, and $1.5 million, in 2005, 2004, and 2003, respectively. Accumulated depreciation was $39.3 million and $37.6 million at December 31, 2005 and 2004, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments - (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer,
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

      Unrealized Losses on Fixed Maturity Securities -- By Investment Age

                                                              As of December 31, 2005
                                         ----------------------------------------------------------------
                                          Less than 12 months    12 months or more           Total
                                         --------------------  --------------------  --------------------
                                          Carrying              Carrying              Carrying
                                          Value of              Value of              Value of
                                         Securities            Securities            Securities
                                         with Gross            with Gross            with Gross
                                         Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of Securities:                  Loss      Losses      Loss      Losses      Loss      Losses
--------------------------               ---------- ---------- ---------- ---------- ---------- ----------
                                                                   (in millions)
   US Treasury obligations and direct
     obligations of U.S. government
     agencies........................... $   146.4   $  (3.4)   $  210.4   $  (4.6)  $   356.8   $  (8.0)
Federal agency mortgage backed
  Securities............................   5,067.1     (76.2)    1,911.6     (61.2)    6,978.7    (137.4)
Debt securities issued by foreign
  Governments...........................      17.3      (0.4)       13.6      (0.8)       30.9      (1.2)
Corporate bonds.........................  15,198.7    (258.9)    6,950.0    (202.0)   22,148.7    (460.9)
                                         ---------   -------    --------   -------   ---------   -------
Total, debt securities..................  20,429.5    (338.9)    9,085.6    (268.6)   29,515.1    (607.5)
Common stocks...........................     170.6      (4.4)        3.6      (0.9)      174.2      (5.3)
                                         ---------   -------    --------   -------   ---------   -------
Total................................... $20,600.1   $(343.3)   $9,089.2   $(269.5)  $29,689.3   $(612.8)
                                         =========   =======    ========   =======   =========   =======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2005 the fixed maturity securities had a total gross unrealized loss of $550.9 million excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased from $18.0 million at December 31, 2004 to $100.1 million at December 31, 2005 primarily due to interest rate changes since December 31, 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments - (continued)

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                     Balance at                      Balance at
                                     Beginning                         End of
                                     of Period  Additions Deductions   Period
                                     ---------- --------- ---------- ----------
                                                   (in millions)
Year ended December 31, 2005
   Mortgage loans on real estate....   $45.3      $30.7     $ 8.6      $67.4
                                       -----      -----     -----      -----
Total...............................   $45.3      $30.7     $ 8.6      $67.4
                                       =====      =====     =====      =====
April 29 through December 31, 2004
   Mortgage loans on real estate....   $83.9      $45.3     $83.9      $45.3
                                       -----      -----     -----      -----
Total...............................   $83.9      $45.3     $83.9      $45.3
                                       =====      =====     =====      =====
January 1 through April 28, 2004
   Mortgage loans on real estate....   $65.9      $23.3     $ 5.3      $83.9
                                       -----      -----     -----      -----
Total...............................   $65.9      $23.3     $ 5.3      $83.9
                                       =====      =====     =====      =====
Year ended December 31, 2003
   Mortgage loans on real estate....   $61.7      $56.6     $52.4      $65.9
                                       -----      -----     -----      -----
Total...............................   $61.7      $56.6     $52.4      $65.9
                                       =====      =====     =====      =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments - (continued)

At December 31, 2005 and 2004, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                 December 31,
                                                                --------------
                                                                 2005    2004
                                                                ------  ------
                                                                 (in millions)
Impaired mortgage loans on real estate with provision for
  losses....................................................... $229.8  $163.3
Provision for losses...........................................  (67.4)  (45.3)
                                                                ------  ------
Net impaired mortgage loans on real estate..................... $162.4  $118.0
                                                                ======  ======

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                         2005     2004   2003
                                                        ------   ------  -----
                                                            (in millions)
Average recorded investment in impaired loans......... $196.5   $143.9   $90.8
Interest income recognized on impaired loans..........   10.3      7.3     3.4

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $94.0 million and $107.3 million as of December 31, 2005 and 2004, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2005     2004    2003
                                                       ----     -----   ----
                                                           (in millions)
Expected.............................................. $8.0    $10.1    $7.6
Actual................................................  4.9      8.7     7.2

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3 -- Investments - (continued)

At December 31, 2005, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                                                        Carrying
             Collateral Property Type                    Amount
             ------------------------                 -------------
                                                      (in millions)
             Apartments..............................   $ 1,590.8
             Hotels..................................       171.7
             Industrial..............................       947.5
             Office buildings........................     1,875.2
             Retail..................................     2,844.7
             Multi family............................         0.5
             Mixed Use...............................       464.2
             Agricultural............................     2,740.9
             Other...................................       231.5
             Allowance for losses....................       (67.4)
                                                        ---------
             Total...................................   $10,799.6
                                                        =========

                                                        Carrying
             Geographic Concentration                    Amount
             ------------------------                 -------------
                                                      (in millions)
             East North Central......................   $ 1,153.8
             East South Central......................       409.5
             Middle Atlantic.........................     1,544.3
             Mountain................................       752.4
             New England.............................       972.4
             Pacific.................................     2,496.6
             South Atlantic..........................     2,051.5
             West North Central......................       397.0
             West South Central......................       840.1
             Canada/Other............................       249.4
             Allowance for losses....................       (67.4)
                                                        ---------
             Total...................................   $10,799.6
                                                        =========

Mortgage loans with outstanding principal balances of $130.5 million, and bonds with amortized cost of $85.6 million were non-income producing for the year ended December 31, 2005. There was no non-income producing real estate for the year ended December 31, 2005.

Securitization activity

In 2004 and 2003, the Company originated commercial mortgages and sold them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retained servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. In accordance with FIN 46, this prohibition will continue. During 2004, and 2003, the Company sold $124.7 million, and $529.8 million of commercial mortgage loans in securitization transactions, respectively, for which it received net proceeds of $125.0 million, and $541.4 million, respectively, from which it recognized pre-tax gains of $0.3 million, and $12.0 million, respectively, and from which it retained servicing assets of $0, and $0.4 million, respectively. The Company's mortgage servicing assets were valued, in the aggregate, at $1.2 million and $1.6 million at December 31, 2005 and 2004, respectively.

The Company values retained security interests in securitizations, at time of issue and subsequently, using the same pricing methods as it uses for its existing investment portfolio. Fair value prices are obtained from an independent pricing service when available, and if not available are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Refer to Note 16 - Fair Value of Financial Instruments below for further discussion of the Company's fair value methodologies. The Company values servicing rights by estimating future cash flows from the servicing assets using discount rates that approximate market rates.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $2,227.3 million and $2,427.0 million at December 31, 2005 and 2004, respectively. Total combined assets of such investments were $19,661.9 million and $14,931.4 million (consisting primarily of investments), and total combined liabilities were $2,825.1 million and $3,082.6 million (including $693.3 million and $1,386.8 million of debt) at December 31, 2005 and 2004, respectively. Total combined revenues and expenses of these investments in 2005 were $930.7 million and $738.3 million, respectively, resulting in $192.4 million of total

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 3 -- Investments - (continued)

combined income from operations. Total combined revenues and expenses of these investments in 2004 were $1,299.9 million and $660.3 million, respectively, resulting in $639.6 million of total combined income from operations. Total combined revenues and expenses in 2003 were $1,184.0 million and $940.3 million, respectively, resulting in $243.7 million of total combined income from operations. Net investment income on investments accounted for on the equity method totaled $272.7 million in 2005, $121.4 million for the period from April 29, 2004 through December 31, 2004, $74.2 million for the period from January 1, 2004 through April 28, 2004 and $138.3 million in 2003, respectively. Depending on the timing of receipt of audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

Note 4 -- Relationships with Variable Interest Entities

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R as discussed in Note 2 - Summary of Significant Accounting Policies. Presented below are discussions of the Company's significant relationships with VIEs. Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets to the Company. Conversely, additional assets recognized as a result of consolidating VIEs do not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Variable interest entities that are consolidated

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are variable interest entities ("VIEs"). The Company manages an equity fund and consolidates the fund as its primary beneficiary. The impact to the Company of consolidating this VIE in 2005 was an increase in other invested assets of $80.0 and an increase in amounts attributable to other contract holders of $34.3 from December 31, 2004. The Company's separate account funds are considered the primary beneficiary of certain timberland VIEs. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $177.1 million, an increase in separate account fund liabilities of $62.4 million and an increase in amounts attributable to other contractholders of $114.7 million from December 31, 2004.

Variable interest entities that are not consolidated

Except as previously noted, the Company has determined that it is not the primary beneficiary of any VIE in which it invests or manages.

The following is a discussion of the entities the Company has significant relationships with and certain summarized financial information for them.

Collateralized Debt Obligation Funds (CDO's)

The Company acts as an investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligation funds ("CDOs"). The Company has determined that most of the CDOs it manages are VIEs. The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. Any net losses in excess of the CDO equity are borne by the debt owners. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO that it manages, or in which it invests, is limited to its investment in the CDO.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 4 -- Relationships with Variable Interest Entities - (continued)

The maximum exposure to losses from CDOs managed by the Company is $169.6 million and $261.6 million as of December 31, 2005 and 2004, respectively. This consists of investments in tranches rated Aa1 and better of $128.7 million and $222.9 million, investments in tranches rated below BBB of $17.4 million and $18.1 million, and equity tranches of $23.5 million and $20.6 million as of December 31, 2005 and 2004, respectively.

Total size of Company-Managed CDOs

                                                                December 31,
                                                              -----------------
                                                                2005     2004
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $5,341.4 $3,775.9
                                                              ======== ========
Total debt...................................................  5,232.3 $3,707.9
Total other liabilities......................................     24.9      9.0
                                                              -------- --------
Total liabilities............................................  5,257.2  3,716.9
Total equity.................................................     84.2     59.0
                                                              -------- --------
Total liabilities and equity/(1)/............................ $5,341.4 $3,775.9
                                                              ======== ========
--------
/(1)/ Includes the Company's investment in the debt and equity of Company-managed VIE and non-VIE CDOs.

Low-Income Housing Partnerships (LIH Partnerships)

The Company has investments that qualify for low-income housing and/or historic tax credits ("LIH Partnerships"). These investments are primarily through real estate limited partnerships. The Company is usually the sole limited partner or investor member and it is not the general partner or managing member in any of the LIH Partnerships.

The Company's maximum exposure to losses from its investments in LIH Partnerships is $468.1 million and $482.1 million as of December 31, 2005 and 2004, respectively. This consists of equity investments of $351.4 million and $323.2 million, mortgage investments of $66.3 million and $67.1 million, outstanding equity capital of $49.5 million and $90.9 million, and mortgage commitments to the partnerships of $0.9 million and $0.9 million as of December 31, 2005 and 2004, respectively.

Total size of the Properties (1)

                                                                December 31,
                                                              -----------------
                                                                2005     2004
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $1,125.6 $1,103.9
                                                              -------- --------
Total debt................................................... $  675.5 $  669.9
Total other liabilities......................................     89.7    103.3
                                                              -------- --------
Total liabilities............................................    765.2    773.2
Total equity.................................................    360.4    330.7
                                                              -------- --------
Total liabilities and equity/(2)/............................ $1,125.6 $1,103.9
                                                              ======== ========
--------
/(1)/ Certain data above is reported with a three-month lag due to the delayed availability of financial statements of the LIH Partnerships.
/(2)/ Includes the Company's investment in the debt and equity of these Partnerships.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 4 -- Relationships with Variable Interest Entities - (Continued)

Timberland Investments (Timber Funds)

The Company acts as an investment manager of timberland properties with total assets of $5.2 billion at December 31, 2005, of which $2.2 billion relates to funds that the general fund and institutional separate accounts invest in ("the Timber Funds"). In its capacity as investment advisor to the Timber Funds, the Company earns investment advisory fees, and in the majority of cases earns forestry management fees and is eligible for performance advisory fees. The Company has determined that most of the Timber Funds are VIEs.

The Company's maximum exposure to losses from Timber Funds is $106.6 million and $81.3 million as of December 31, 2005 and 2004, respectively. This consists of equity investments of $73.2 million and $60.2 million, debt investments of $19.6 million and $21.1 million, and outstanding equity commitments to these funds of $13.8 million and $0 million as of December 31, 2005 and 2004, respectively.

Total size of Timber Funds

                                                                December 31,
                                                              -----------------
                                                                2005     2004
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $2,154.2 $1,623.6
                                                              -------- --------
Total debt................................................... $  713.5 $  542.4
Total other liabilities......................................     55.6     30.0
                                                              -------- --------
Total liabilities............................................    769.1    572.4
Total equity.................................................  1,385.1  1,051.2
                                                              -------- --------
Total liabilities and equity/(1)/............................ $2,154.2 $1,623.6
                                                              ======== ========
--------
/(1)/ Includes the Company's investment in the debt and equity of the Timber
      Funds.

Other Entities

The Company has investment relationships with other entities ("Other Entities"), which result from its direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses that have undergone debt restructurings and reorganizations. With the exception of its involvement with ArcLight Energy Partners Fund I, L.P. ("ArcLight"), the Company believes that its relationships with the Other Entities are not significant, and accordingly, does not provide any summary financial data or data relating to the Company's maximum exposure to loss as a result of its relationships with Other Entities. These potential losses are generally limited to amounts invested, which are included on the Company's Consolidated Balance Sheets in the appropriate investment categories.

ArcLight, a private equity fund, invests in the electric power, utility and energy industry sectors. The Company is a limited partner investor, owning approximately 55% of ArcLight's partners' capital as at December 31, 2005 and December 31, 2004. The Company's potential losses in relation to ArcLight are limited to its investment in ArcLight. As at September 30, 2005, ArcLight had total assets of $833.9 million, liabilities of $43.2 million, and partners' capital of $790.7 million. As at December 31, 2004, ArcLight had total assets of $815.3 million, liabilities of $1.5 million, and partners' capital of $813.8 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 5 -- Derivatives and Hedging Instruments

The fair values of derivative instruments classified as assets at December 31, 2005 and 2004 were $1,053.3 million and $1,198.9 million, respectively, and appear on the consolidated balance sheets in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2005 and 2004 were $495.4 million and $1,168.9 million, respectively, and appear on the consolidated balance sheets in other liabilities. The fair values of derivative instruments, identified as embedded derivatives in participating pension contracts and modified coinsurance agreements pursuant to DIG B36, classified as liabilities and appear on the Company's consolidated balance sheets in policyholders' funds at December 31, 2005 and 2004 were $14.8 million and $48.6 million, respectively.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the year ended December 31, 2005, the Company recognized net gains of $129.9 million related to the ineffective portion of its fair value hedges, and net gains or losses of $0 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains and losses. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $38.5 million related to the ineffective portion of its fair value hedges, and net gains of $1.1 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $4.4 million related to the ineffective portion of its fair value hedges, and net losses of $3.8 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the year ended December 31, 2003, the Company recognized net losses of $5.8 million related to the ineffective portion of its fair value hedges, and net losses of $1.5 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. In 2005, the Company had no hedges of firm commitments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 5 -- Derivatives and Hedging Instruments - (continued)

Cash Flow Hedges. The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company or payments that it will receive on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2005, the Company recognized gains of $6.6 million related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2005, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2005, a net gain of $0.2 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $2.3 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the year ended December 31, 2005, none of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2005 gains of $210.0 million (net of tax of $134.3 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $452.4 million (net of tax of $244.7 million) at December 31, 2005. For the period January 1, 2004 through April 28, 2004, losses of $37.3 million (net of tax of $20.0 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $188.8 million (net of tax of $99.6 million) respectively. For the period April 29, 2004 through December 31, 2004, gains of $242.4 million (net of tax of $110.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balances of $242.4 million (net of tax of $110.4 million) at December 31, 2004.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition the Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 6 -- Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated Federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for Federal income tax purposes. The non-life insurance company subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                                        April 29   January 1
                                                                        through     through
                                                                      December 31, April 28,
                                                               2005       2004       2004      2003
                                                             -------- ------------ --------- --------
                                                                          (in millions)
Domestic.................................................... $1,285.8    $471.7     $472.2   $1,200.7
Foreign.....................................................     23.4      16.8        2.0       14.1
                                                             --------    ------     ------   --------
Income before income taxes and cumulative effect of
  accounting changes........................................ $1,309.2    $488.5     $474.2   $1,214.8
                                                             ========    ======     ======   ========

The components of income taxes were as follows:

                                                   April 29   January 1
                                                   through     through
                                                 December 31, April 28,
                                          2005       2004       2004     2003
                                         ------  ------------ --------- ------
                                                     (in millions)
Current taxes:
   Federal.............................. $(22.0)    $ 84.8     $(33.2)  $163.9
   Foreign..............................    6.3        7.7        1.1      4.4
   State................................    0.1        3.1        1.5      4.6
                                         ------     ------     ------   ------
                                          (15.6)      95.6      (30.6)   172.9
                                         ------     ------     ------   ------
Deferred taxes:
   Federal..............................  455.2       25.3      175.2    179.0
   Foreign..............................   (0.9)      (0.6)      (0.8)     0.1
   State................................    1.3       (4.5)      (2.2)    (6.7)
                                         ------     ------     ------   ------
                                          455.6       20.2      172.2    172.4
                                         ------     ------     ------   ------
   Total income taxes................... $440.0     $115.8     $141.6   $345.3
                                         ======     ======     ======   ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 6 -- Income Taxes - (continued)

A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                   April 29   January 1
                                                   through     through
                                                 December 31, April 28,
                                          2005       2004       2004     2003
                                         ------  ------------ --------- ------
                                                     (in millions)
Tax at 35%.............................. $458.2     $171.0     $166.0   $425.2
Add (deduct):
   Prior year taxes.....................    6.2       14.2        2.3      4.7
   Tax credits..........................  (61.2)     (37.9)     (18.6)   (50.2)
   Foreign taxes........................    0.7        1.3         --      1.4
   Tax exempt investment income.........   (9.1)      (7.3)      (4.2)   (21.3)
   Lease income.........................   46.8      (24.5)      (2.4)    (9.7)
   Other................................   (1.6)      (1.0)      (1.5)    (4.8)
                                         ------     ------     ------   ------
       Total income taxes............... $440.0     $115.8     $141.6   $345.3
                                         ======     ======     ======   ======

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                December 31,
                                                             ------------------
                                                               2005      2004
                                                             --------  --------
                                                               (in millions)
Deferred tax assets:
   Policy reserve adjustments............................... $  702.6  $  787.0
   Other employee benefits..................................     61.4     176.9
   Book over tax basis of investments.......................    409.6     586.9
   Dividends payable to policyholders.......................    265.1     253.0
   Interest.................................................     57.9      56.6
   Pension plan expense.....................................     58.0      57.7
   Deferred policy acquisition costs........................       --     146.4
   Unearned premium.........................................      4.1        --
   Net operating loss.......................................    453.3        --
   Other....................................................     18.8      45.6
                                                             --------  --------
       Total deferred tax assets............................ $2,030.8  $2,110.1
                                                             --------  --------
Deferred tax liabilities:
   Deferred policy acquisitions costs.......................      5.2        --
   Depreciation.............................................     33.8      33.8
   Basis in partnerships....................................    199.7     108.9
   Market discount on bonds.................................    147.3     146.1
   Lease income.............................................    359.0      71.2
   Value of business acquired...............................  1,205.2   1,215.8
   Unrealized gains.........................................    105.8     227.1
   Merger expenses..........................................    346.5     208.4
                                                             --------  --------
       Total deferred tax liabilities....................... $2,402.5  $2,011.3
                                                             --------  --------
          Net deferred tax (liabilities) assets............. $ (371.7) $   98.8
                                                             ========  ========

As of December 31, 2005, the Company had operating loss carry forwards of $1,295.1 million. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $42.5 million, $59.4 million, and $147.4 million in 2005, 2004, and 2003, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 7 -- Closed Block

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 7 -- Closed Block - (continued)

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                              December 31,
                                                          --------------------
                                                             2005       2004
                                                          ---------  ---------
                                                              (in millions)
Liabilities
Future policy benefits................................... $10,827.4  $10,759.5
Policyholder dividend obligation.........................     252.1      540.1
Policyholders' funds.....................................   1,502.0    1,506.7
Policyholder dividends payable...........................     413.9      419.3
Other closed block liabilities...........................      79.4       64.4
                                                          ---------  ---------
       Total closed block liabilities.................... $13,074.8  $13,290.0
                                                          =========  =========
Assets
Investments
Fixed maturities:
   Available-for-sale--at fair value (cost: 2005--$
     6,760.5; 2004--$ 6,474.1)........................... $ 6,723.1  $ 6,585.6
Equity securities:
   Available-for-sale--at fair value (cost: 2005--$
     86.7; 2004--$ 7.0)..................................      89.8        7.0
Mortgage loans on real estate............................   1,464.0    1,662.0
Policy loans.............................................   1,535.8    1,534.3
Other invested assets....................................     227.4      324.3
                                                          ---------  ---------
       Total investments.................................  10,040.1   10,113.2

Cash and cash equivalents................................      (2.1)     142.9
Accrued investment income................................     145.4      140.2
Other closed block assets................................     394.9      317.2
                                                          ---------  ---------
       Total closed block assets......................... $10,578.3  $10,713.5
                                                          =========  =========
Excess of reported closed block liabilities over
  assets designated to the closed block.................. $ 2,496.5  $ 2,576.5
Portion of above representing other comprehensive
  income:
   Unrealized (depreciation) appreciation, net of
     tax of $ 14.5 million and $(39.7) million at
     2005 and 2004 respectively..........................     (28.2)      74.3
   Allocated to the policyholder dividend
     obligation, net of tax ($14.5) million and $
     40.1 million at 2005 and 2004, respectively.........      27.1      (74.4)
                                                          ---------  ---------
       Total.............................................      (1.1)      (0.1)
       Maximum future earnings to be recognized from
         closed block assets and liabilities............. $ 2,495.4  $ 2,576.4
                                                          =========  =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 7 -- Closed Block - (continued)

                                                         Period from  Period from
                                                           April 29    January 1
                                                           through      through
                                                         December 31,  April 28,
                                                  2005       2004        2004
                                                -------  ------------ -----------
                                                          (in millions)
Change in the policyholder dividend obligation:
   Balance at beginning of period.............. $ 540.1     $308.8      $ 400.0
Purchase accounting fair value adjustment......      --      208.4           --
Impact on net income before income taxes.......  (131.8)     (91.8)        23.4
Unrealized investment gains (losses)...........  (156.2)     114.7       (114.6)
                                                -------     ------      -------
       Balance at end of period................ $ 252.1     $540.1      $ 308.8
                                                =======     ======      =======

                                                                   Period from  Period from
                                                                     April 29    January 1
                                                       Year Ended    through      through    Year Ended
                                                      December 31, December 31,  April 28,  December 31,
                                                          2005         2004        2004         2003
                                                      ------------ ------------ ----------- ------------
                                                                        (in millions)
Revenues
Premiums.............................................   $  801.1      $573.2      $278.0      $  915.7
Net investment income................................      521.7       348.0       208.4         648.2

Net realized investment and other (losses)...........      (17.9)       (6.8)       (1.7)        (63.0)
Other closed block revenues..........................         --          --        (0.2)         (0.1)
                                                        --------      ------      ------      --------
   Total closed block revenues.......................    1,304.9       914.4       484.5       1,500.8

Benefits and Expenses
Benefits to policyholders............................      830.4       627.9       344.9         923.5
Change in the policyholder dividend obligation.......     (111.6)      (85.2)      (11.2)         (2.4)
Other closed block operating costs and expenses......       (3.1)       (3.4)        0.9          (3.0)
Dividends to policyholders...........................      464.9       285.1       141.1         449.5
                                                        --------      ------      ------      --------
Total benefits and expenses..........................    1,180.6       824.4       475.7       1,367.6

Closed block revenues, net of closed block benefits
  and expenses, before income taxes and cumulative
  effect of accounting change........................      124.3        90.0         8.8         133.2
Income taxes, net of amounts credited to the
  policyholder dividend $0.3 million for the year
  ended December 31, 2005, $1.7 million for the
  period April 29 through December 31, 2004, $0.6
  million for the period January 1 through April 28,
  2004, and $ 2.1 million for the year ended
  December 31, 2003, respectively....................       44.0        31.6         2.3          45.6
                                                        --------      ------      ------      --------
Closed block revenues, net of closed block benefits
  and expenses and income taxes, before cumulative
  effect of accounting change........................   $   80.3      $ 58.4      $  6.5      $   87.6
                                                        ========      ======      ======      ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 7 -- Closed Block - (continued)

Maximum future earnings from closed block assets and liabilities:

                                                      Years Ended December 31,
                                                      -----------------------
                                                         2005         2004
                                                       --------     --------
                                                         (in millions)
Beginning of period.................................. $2,576.4     $2,641.3
End of period........................................  2,495.4      2,576.4
                                                       --------     --------
Change during period................................. $  (81.0)    $  (64.9)
                                                       ========     ========

Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company entered into a long-term lease of the space it occupied at the time. As a result of the sale-leaseback transaction, the Company recognized a current realized gain of $233.8 million and a deferred profit of $247.7 million. A capital lease obligation of $90.0 million was recorded for one of the properties, which has a 15 year market-based lease term. The other two properties have operating market-based leases which range from 5 to 12 years. The Company also provided Beacon Capital Partners with a long-term sublease on the Company's parking garage. This sublease was terminated in April 2004, when the Company sold the parking garage to Beacon Capital Partners. The Company recognized a gain on the sale of the garage of $74.2 million. The Company has a cancelable market rate lease for parking spaces at the garage.

The future minimum lease payments by year and in the aggregate, under the capital lease and under non-cancelable operating leases are presented below:

                                                              Non- cancelable
                                                      Capital    Operating
                                                       Lease      Leases
                                                      ------- ---------------
                                                           (in millions)
2005................................................. $  8.8      $ 37.5
2006.................................................    8.8        37.5
2007.................................................    8.8        30.5
2008.................................................    8.8        29.5
2009.................................................    8.8        29.3
Thereafter...........................................   70.9        98.4
                                                      ------      ------
Total minimum lease payments.........................  114.9      $262.7
                                                                  ======
Amounts representing interest........................  (44.7)
                                                      ------
Present value of net minimum lease payments..........   70.2
Current portion of capital lease obligation..........   (8.8)
                                                      ------
Total................................................ $ 61.4
                                                      ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 9 -- Debt and Line of Credit

Short-term and long-term debt consists of the following:

                                                         December 31,
                                                      ------------------
                                                        2005      2004
                                                      --------  --------
                                                         (in millions)
Short-term debt:
Current maturities of long-term debt................. $   18.9  $   41.5

Long-term debt:
   Surplus notes, 7.38% maturing in 2024 (1).........    497.0     516.7
   Notes payable, interest ranging from 6.9% to
     12.1%, due in varying amounts to 2012...........     42.7      80.3
                                                      --------  --------
Total long-term debt.................................    539.7     597.0

Less current maturities..............................    (18.9)    (41.5)
                                                      --------  --------
Long-term debt.......................................    520.8     555.5
                                                      --------  --------
   Total long and short-term debt before fair value
     adjustments.....................................    539.7     597.0

Fair value adjustments related to interest rate
  swaps (1)..........................................     19.6      22.1
                                                      --------  --------
Total long and short-term debt after fair value
  adjustments........................................ $  559.3  $  619.1
                                                      ========  ========
Consumer notes:
   Notes payable, interest ranging from 1.75% to
     6.45% due in varying amounts to 2034............ $2,487.7  $2,379.1
                                                      ========  ========
--------
(1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance.

The notes payable consists of debt issued by various operating subsidiaries of the Company of which $14.1 million was outstanding at December 31, 2005 at Signature Fruit, Inc., a subsidiary of the Company, $4.8 million of which is short-term.

At December 31, 2005, the Company, Manulife, JHFS, and other Manulife subsidiaries had a committed line of credit through a group of banks totaling $250.0 million pursuant to a multi-year facility, which will expire in July 2008. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, Manulife is required to maintain certain minimum level of net worth and Manulife and the Company are required to comply with certain other covenants, which were met at December 31, 2005. At
December 31, 2005 Manulife and its subsidiaries, including the Company had no outstanding borrowings under the agreement.

At December 31, 2005, the Company had a committed line of credit established by Manulife totaling $1.0 billion pursuant to a 364-day revolving credit facility. Manulife will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2005. At December 31, 2005, the Company had no outstanding borrowings under the agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 9 -- Debt and Line of Credit - (continued)

Aggregate maturities of long-term debt are as follows: 2006--$18.9 million; 2007--$11.7 million; 2008--$2.1 million, 2009--$1.3 million; 2010--$1.4 million; and thereafter--$504.3 million.

Interest expense on debt, included in other operating costs and expenses, was $43.2 million in 2005 and $27.7 million and $14.2 million for the periods from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest expense on debt, included in other operating costs and expenses, was $49.6 million in 2003. Interest paid on debt was $42.5 million in 2005 and $24.8 million and $19.2 million for the period from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest paid amounted to $46.2 million in 2003.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, gross of unamortized dealer fees, are as follows: 2006--$501.3 million; 2007--$480.7 million; 2008--$583.3 million,
2009--$388.4 million, 2010--$276.2 million; and thereafter--$705.2 million.

Interest expense on consumer notes, included in benefits to policyholders, was $122.1 million, $100.8 million and $39.0 million in 2005, 2004, and 2003, respectively. Interest paid amounted to $115.4 million, $90.1 million and $29.8 million in 2005, 2004 and 2003.

Note 10 -- Related Party Transactions

The Company provided JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses in the Company's Consolidated Statements of Income. The Company charged JHFS service fees of $0 million, $17.3 million and $21.0 million for the years ending December 31, 2005, 2004 and 2003, respectively. As of December 31, 2005, JHFS was current in its payments to the Company related to these services.

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $6.3 million, $6.4 million and $5.7 million during the years ended December 31, 2005, 2004 and 2003, respectively.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $1,840.5 million and $1,529.0 million at December 31, 2005 and 2004, respectively, which are included with other liabilities in the Company's Consolidated Balance Sheets and recorded reinsurance recoverable from JHReCo of $2,164.1 million and $2,169.2 million at December 31, 2005 and 2004, respectively, which are included with other reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHReCo were $537.2 million, $702.8 million and $868.7 million during the years ended December 31, 2005, 2004 and 2003 respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 10 -- Related Party Transactions - (continued)

During the year ended 2005 the Company entered into an assumption reinsurance agreement with John Hancock Insurance Company of Vermont (JHIC of Vermont), an affiliate and wholly owned subsidiary of JHFS. Under the agreement separate account assets and corresponding liabilities of $127.6 million from the Company's Trust Owned Health Insurance (TOHI) contracts, were transferred to JHIC of Vermont. TOHI is a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for reinsurance recoverable from JHIC of Vermont of $1.0 million and $0.8 million at December 31, 2005 and 2004, which is included with other liabilities in the Company's Consolidated Balance Sheets. At December 31, 2005 and December 31, 2004, the Company had not recorded any outstanding reinsurance receivables from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $0.7 million and $1.0 million during the years ended December 31, 2005 and 2004.

The Company, in the ordinary course of business, invests funds deposited with it by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2005, the Company managed approximately $1,700.0 million of investments for Manulife affiliates which to date generated market-based revenue for the Company.

To effect the efficiencies of the merger with Manulife, the Company has an arrangement with its parent, Manulife, to share the cost of certain corporate services including, among others, personnel, property facilities, catastrophic reinsurance coverage, and directors' and officers insurance. In addition, synergies of sales agents are being found whereby the Company has an arrangement for the compensation of its sales agents for cross-selling products of Manulife affiliates. Operational efficiencies identified in the merger are subject to a service agreement between the Company and its affiliate John Hancock Life Insurance Company (U.S.A) ("John Hancock USA") formally known as The Manufacturers Life Insurance Company (U.S.A), a U.S.-based life insurance subsidiary of Manulife, whereby the Company is obligated to provide certain services in support of John Hancock USA's business. Further, under the service agreement John Hancock USA is obligated to provide compensation to the Company for services provided.

There are two Service Agreements, both effective as of April 28, 2004, between the Company and John Hancock USA. Under the one agreement the Company provides services to John Hancock USA, and under the other John Hancock USA provides services to the Company. In both cases the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where the Company provides services to John Hancock USA, a "Provider Affiliate" means the Company's parent, JHFS, and its direct and indirect subsidiaries. As of December 31, 2005 there are accrued payables from the Company to John Hancock USA of $37.0 million for these service agreements.

Prior to its merger with Manulife, the Company reinsured certain portions of its closed block with Manulife. During the fourth quarter of 2004, the Company entered into an additional agreement covering closed block policies with a Manulife affiliate. The Company entered into these reinsurance contracts in order to facilitate its statutory capital management process. Both the original and the revised reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. The closed block reinsurance agreement is a financial reinsurance agreement and does not meet the risk transfer definition for U.S. GAAP reporting purposes. The agreement is accounted for under deposit accounting with only the reinsurance risk fee being reported on the consolidated statements of income. The Company's Consolidated Financial Statements do not report reinsurance ceded premiums or reinsurance recoverable. The Company's Consolidated Financial Statements report a risk fee that was paid to the Manulife reinsurance companies for the periods since the date the Company began operating as a subsidiary of Manulife, April 28, 2004. The risk fee was $3.0 million for the year ended December 31, 2005 and $1.5 million for the period April 29, 2004 through December 31, 2004. This fee is included in other operating costs and expenses in the Consolidated Statements of Income.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 10 -- Related Party Transactions - (continued)

The Company participates in a liquidity pool of an affiliate, John Hancock USA, as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The maximum aggregate amount that the Company can invest into this Liquidity Pool is $1.5 billion. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

On July 8, 2005, Manulife fully and unconditionally guaranteed the Company's SignatureNotes, both those outstanding at that time and those to be issued subsequently. Manulife's guarantee of the SignatureNotes is an unsecured obligation of Manulife, and is subordinated in right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the SignatureNotes. Following July 8, 2005, the Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 and Manulife began reporting condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

During 2005, the Company paid $690.0 million in dividends to its Parent. The Company received dividends of $175.0 million from its subsidiary, John Hancock Variable Life Insurance Company and dividends of $30.0 million from John Hancock Subsidiaries LLC, which is a consolidated subsidiary.

Note 11 -- Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                                        April 29, 2004 to  January 1, 2004 to
                                         2005           December 31, 2004   April 28, 2004            2003
                                 --------------------  ------------------  ----------------   --------------------
                                       Premiums             Premiums           Premiums             Premiums
                                 --------------------  ------------------  ----------------   --------------------
                                  Written     Earned    Written   Earned   Written    Earned   Written     Earned
                                 ---------  ---------  --------  --------  -------   -------  ---------  ---------
                                                                   (in millions)
Direct.......................... $ 2,476.5  $ 2,479.4  $1,651.1  $1,658.7  $ 845.9   $ 835.8  $ 2,782.7  $ 2,779.9
Assumed.........................     545.0      545.0     484.3     484.3    192.8     192.8      690.5      690.5
Ceded...........................  (1,040.6)  (1,040.6)   (815.7)   (815.7)  (411.5)   (411.5)  (1,464.6)  (1,464.6)
                                 ---------  ---------  --------  --------  -------   -------  ---------  ---------
   Net life, health and annuity
     premiums................... $ 1,980.9  $ 1,983.8  $1,319.7  $1,327.3  $ 627.2   $ 617.1  $ 2,008.6  $ 2,005.8
                                 =========  =========  ========  ========  =======   =======  =========  =========

At December 31, 2005 and for the periods January 1 through April 29, 2004 and April 29 through December 31, 2004 benefits to policyholders under life, health and annuity ceded reinsurance contracts were $629.9 million, $172.4 million and $360.9 million respectively. For the year ended December 31, 2003, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $474.6 million.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 11 -- Reinsurance

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits under applicable law. Prior to 2002, pension benefits under the defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

Benefits related to the defined benefit pension plans paid to employees and retirees were $233.5 million, $209.5 million, and $167.7 million in 2005, 2004, and 2003, respectively.

The Company uses a December 31 measurement date.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $9.5 million, $9.0 million, and $9.6 million in 2005, 2004 and 2003, respectively.

In addition to the Company defined benefit pension plans, the Company has employee welfare plans for medical and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre- January 1, 1992 retired employees.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from John Hancock. The first group, those who retired prior to January 1, 1992, receive a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet Medicare's criteria for a qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre 1992 retirees will be lower as a result of the new Medicare provisions. In accordance with FASB Staff Position FAS 106-2, the Company reflected a reduction in liability for this group of $40.9 million as of the purchase accounting remeasurement (April 28, 2004).

With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of total cost. Due to ambiguities in the methodology prescribed by Medicare to determine qualifying drug coverages in certain situations, the Company could not definitively quantify a reduction in liability, if any, for this group during 2004. However, in January of 2005, Medicare issued regulations which clarified an employer's ability to
(1) aggregate certain groups of retirees together and (2) allocate the portion of benefit cost it pays for towards prescription drug coverage (as opposed to medical coverage) in determining whether a benefit meets the actuarial criteria for qualifying drug coverage. As a result of this clarification, the Company determined that it would receive government subsidies for its post-1991 Medicare-eligible retirees as well, and reflected the associated reduction in the FAS 106 obligation during 2005.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status:

                                                                   Years Ended December 31,
                                                             ---------------------------------------
                                                                                 Other Postretirement
                                                              Pension Benefits         Benefits
                                                             ------------------  -------------------
                                                               2005      2004      2005       2004
                                                             --------  --------   -------   -------
                                                                        (in millions )
Change in benefit obligation:
Benefit obligation at beginning of year..................... $2,242.2  $2,174.8  $ 656.0    $ 615.4
Service cost................................................     24.9      22.3      1.5        1.4
Interest cost...............................................    122.3     128.2     35.3       36.3
Participant contributions...................................       --        --      6.2        5.4
Actuarial loss..............................................    139.1     126.4      1.1       54.0
Benefits paid...............................................   (233.5)   (209.5)   (58.7)     (56.5)
                                                             --------  --------   -------   -------
Benefit obligation at end of year........................... $2,295.0  $2,242.2  $ 641.4    $ 656.0
                                                             ========  ========   =======   =======
Change in plan assets:
Fair value of plan assets at beginning of year.............. $2,205.1  $2,101.2  $ 259.3    $ 237.0
Actual return on plan assets................................    154.7     259.5      9.9       22.3
Employer contribution.......................................     73.7      53.9     52.5       51.1
Employee contribution.......................................       --        --      6.2        5.4
Benefits paid...............................................   (233.5)   (209.5)   (58.7)     (56.5)
                                                             --------  --------   -------   -------
Fair value of plan assets at end of year.................... $2,200.0  $2,205.1  $ 269.2    $ 259.3
                                                             ========  ========   =======   =======
Funded status............................................... $  (95.0) $  (37.1) $(372.2)   $(396.7)
Unrecognized actuarial loss/(gain)..........................     80.6     (71.7)    36.0       23.3
                                                             --------  --------   -------   -------
Accrued benefit cost........................................ $  (14.4) $ (108.8) $(336.2)   $(373.4)
                                                             ========  ========   =======   =======
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost........................................ $  305.0  $  154.1
Accrued benefit liability including minimum liability.......   (332.7)   (279.9)
Accumulated other comprehensive income......................     13.3      17.0
                                                             --------  --------
Net amount recognized....................................... $  (14.4) $ (108.8)
                                                             ========  ========

The accumulated benefit obligations for all defined benefit pension plans was $2,160.1 million and $2,126.2 million at December 31, 2005 and 2004, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                      December 31,
                                                      -------------
                                                       2005   2004
                                                      ------ ------
                                                      (in millions)
Projected benefit obligation......................... $586.1 $376.5
Accumulated benefit obligation.......................  557.2  355.3
Fair value of plan assets............................  228.0    4.3

Components of Net Periodic Benefit cost:

                                                            Years Ended December 31,
                                         -------------------------------------------------------------
                                                Pension Benefits         Other Postretirement Benefits
                                         ------------------------------  -----------------------------
                                                  January 1   April 29           January 1   April 29
                                                   through    through             through    through
                                                  April 28, December 31,         April 28, December 31,
                                           2005     2004        2004      2005     2004        2004
                                         -------  --------- ------------ ------  --------- ------------
                                                                 (in millions)
Service cost............................ $  24.9   $  7.5     $  14.8    $  1.5    $ 0.5      $  0.9
Interest cost...........................   122.3     43.2        85.0      35.3     11.8        24.5
Expected return on plan assets..........  (175.2)   (58.8)     (115.1)    (21.5)    (6.9)      (13.9)
Amortization of prior service cost......     0.6      2.2          --        --     (2.5)         --
Recognized actuarial gain...............      --      8.3          --        --      4.2          --
                                         -------   ------     -------    ------    -----      ------
Net periodic (credit) benefit cost...... $ (27.4)  $  2.4     $ (15.3)   $ 15.3    $ 7.1      $ 11.5
                                         =======   ======     =======    ======    =====      ======

Additional Information:

                                                         Years Ended December 31,
                                                   ------------------------------------------------
                                                                               Other Postretirement
                                                        Pension Benefits       Benefits
                                                   --------------------------  --------------------
                                                        January 1   April 29
                                                         through    through
                                                        April 28, December 31,
                                                   2005   2004        2004     2005       2004
                                                   ---- --------- ------------ ----       ----
                                                               (in millions)
Decrease (increase) in minimum liabilities
  included in other comprehensive income.......... $3.7   $(5.6)    $(107.7)   N/A        N/A

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumptions:

Weighted-average assumptions used to determine benefit obligation:

                                                    Years Ended December 31,
                                                ------------------------------------
                                                                 Other Postretirement
                                                Pension Benefits       Benefits
                                                ---------------  -------------------
                                                2005     2004      2005      2004
                                                ----     ----      -----     -----
Discount rate.................................. 5.50%    5.75%    5.50%      5.75%
Rate of compensation increase.................. 4.00%    4.00%     N/A        N/A
Health care trend rate for following year......                  10.00%     10.50%
Ultimate trend rate............................                   5.00%      5.00%
Year ultimate rate reached.....................                   2016       2016

Weighted-average assumptions used to determine net periodic benefit cost:

                                                    Years Ended December 31,
                                                ------------------------------------
                                                                 Other Postretirement
                                                Pension Benefits       Benefits
                                                ---------------  -------------------
                                                2005     2004      2005      2004
                                                ----     ----      -----     -----
Discount rate.................................. 5.75%    6.25%    5.75%      6.00%
Expected long-term return on plan assets....... 8.50%    8.50%     N/A       8.75%
Rate of compensation increase.................. 4.00%    3.00%     N/A        N/A
Health care trend rate for following year......                  10.50%     11.00%
Ultimate trend rate............................                   5.00%      5.00%
Year ultimate rate reached.....................                   2016       2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/guidance from SEC staff suggestions are also considered.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one- percentage point change in assumed health care cost trend rates would have the following effects:

                                                   1-Percentage   1-Percentage
                                                  Point Increase Point Decrease
                                                  -------------- --------------
                                                          (in millions)
Effect on total service and interest costs in
  2005...........................................     $ 1.5          $ (1.3)
Effect on postretirement benefit obligations as
  of December 31, 2005...........................      28.2           (24.8)

Plan Assets

The Company's weighted-average asset allocations for its plans at December 31, 2005 and 2004, by asset category are as follows:

                                                                 Pension
                                                               Plan Assets
                                                             at December 31,
                                                             --------------
                                                             2005    2004
                                                             ----    ----
Asset Category
Equity securities...........................................  62%     65%
Fixed maturity securities...................................  24      25
Real estate.................................................   6       2
Other.......................................................   8       8
                                                             ---     ---
   Total.................................................... 100%    100%
                                                             ===     ===

The target allocations for assets of the Company's pension plans is summarized below for major asset categories.

Asset Category
Equity securities........................................... 50% - 80%
Fixed maturity securities................................... 23% - 35%
Real estate.................................................  1% - 5%
Other....................................................... -% - 15%

The plans do not own any of the Company's common stock at December 31, 2005 and 2004.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2005, and 2004, by asset category are as follows:

                                                      Other Postretirement
                                                            Benefits
                                                          Plan Assets
                                                        at December 31,
                                                      -------------------
                                                      2005       2004
                                                      ----       ----
Asset Category
Equity securities....................................  61%        61%
Fixed maturity securities............................  39         39
                                                      ---        ---
   Total............................................. 100%       100%
                                                      ===        ===

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Plan assets for other post retirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account of the pension have target allocations identified to the target allocations shown above for assets in the pension benefits account.

Cash Flows

Contributions. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2005, no contributions were made to the qualified plans and in 2004, $2.3 million was contributed to these qualified plans. The entire $2.3 million was contributed to only one plan to ensure that the plan's assets continued to exceed the plan's Accumulated Benefit Obligation. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2005 and 2004, $73.7 million and $51.6 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $143.9 million to its qualified pension plans in 2006 and approximately $32.8 million to its non-qualified pension plans in 2006.

The Company's policy is to fund its other post retirement benefits in amounts at or below the annual tax qualified limits.

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payment

                Year    Total Qualified Total Nonqualified Total
                ----    --------------- ------------------ ------
                                 (in millions)
                2006        $143.9            $ 32.8       $176.7
                2007         146.4              32.2        178.6
                2008         146.4              31.7        178.1
                2009         152.4              32.1        184.5
                2010         152.4              32.3        184.7
              2011-2015      822.7             137.4        960.1

Projected Employer OPEB Benefits Payment (includes Future Service Accruals)

                                   Net of Medicare Part D
            Year    Gross Payments        Subsidy         Net Payments
            ----    -------------- ---------------------- ------------
                                 (in millions)
            2006        $ 54.6             $ 4.3             $ 50.3
            2007          55.9               4.4               51.5
            2008          56.4               4.6               51.8
            2009          56.6               4.7               51.9
            2010          57.0               4.7               52.3
          2011-2015      277.1              23.6              253.5

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

Obligations and Funded Status:

                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                           2005                             2004
                                                             -------------------------------  -------------------------------
                                                                                       (in millions)
                                                             Qualified Nonqualified           Qualified Nonqualified
                                                               Plans      Plans       Total     Plans      Plans       Total
                                                             --------- ------------ --------  --------- ------------ --------
Benefit obligation at the end of year....................... $1,959.7    $ 335.3    $2,295.0  $1,865.7    $ 376.5    $2,242.2
Fair value of plan assets at end of year....................  2,190.0       10.0     2,200.0   2,200.8        4.3     2,205.1
Funded status (assets less obligations).....................    230.3     (325.3)      (95.0)    335.1     (372.2)      (37.1)
Unrecognized net actuarial loss/(gain)......................     56.8       23.8        80.6     (99.0)      27.3       (71.7)
                                                             --------    -------    --------  --------    -------    --------
Prepaid (accrued) benefit cost.............................. $  287.1    $(301.5)   $  (14.4) $  236.1    $(344.9)   $ (108.8)
                                                             ========    =======    ========  ========    =======    ========
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost........................................ $  305.0    $    --    $  305.0  $  236.1    $ (82.0)   $  154.1
Accrued benefit liability including minimum liability.......    (20.6)    (312.1)     (332.7)       --     (279.9)     (279.9)
Accumulated other comprehensive income......................      2.7       10.6        13.3        --       17.0        17.0
                                                             --------    -------    --------  --------    -------    --------
Net amount recognized....................................... $  287.1    $(301.5)   $  (14.4) $  236.1    $(344.9)   $ (108.8)
                                                             ========    =======    ========  ========    =======    ========
Components of net periodic benefit cost:

Service cost................................................ $   21.2    $   3.7    $   24.9  $   19.7    $   2.6    $   22.3
Interest cost...............................................    102.7       19.6       122.3     107.2       21.0       128.2
Expected return on plan assets..............................   (174.9)      (0.3)     (175.2)   (173.7)      (0.2)     (173.9)
Actuarial loss amortization.................................       --        0.6         0.6        --         --          --
Amortization of prior service cost..........................       --         --          --       2.2         --         2.2
Recognized actuarial gain...................................       --         --          --       3.9        4.4         8.3
                                                             --------    -------    --------  --------    -------    --------
Net periodic (credit) benefit cost.......................... $  (51.0)   $  23.6    $  (27.4) $  (40.7)   $  27.8    $  (12.9)
                                                             ========    =======    ========  ========    =======    ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 13 -- Commitments, Guarantee, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase US private debt, to invest in real estate, and to issue mortgage loans on real estate totaling $1,062.4 million, $101.5 million, and $253.1 million, respectively, at December 31, 2005. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $1.4 billion at December 31, 2005. The majority of these commitments expire in 2006.

Guarantees. In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. generally accepted accounting principles specific to the insurance industry. The Company has no material guarantees outstanding outside the scope of insurance accounting at December 31, 2005.

Contingencies. The Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed substantial portions of these risks on to other companies. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business and has provided adequately for the exposure. During 2005 and 2004, the Company received additional information about its exposure and recognized an additional charge of $214.0 million and $92.4 million, after tax, to reflect its current best estimate of its exposure as of December 31, 2005.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to variable investment options underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on our financial condition or results of operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 14 -- Shareholder's Equity

Common Stock

The Company has one class of capital stock, common stock ($10,000 par value, 33,000 shares issued and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

                                                                                     Net
                                                                                 Accumulated   Foreign              Accumulated
                                                                       Net       Gain (Loss)  Currency    Minimum      Other
                                                                    Unrealized     on Cash   Translation  Pension  Comprehensive
                                                                  Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                                  -------------- ----------- ----------- --------- -------------
                                                                                          (in millions)
Balance at January 1, 2003.......................................    $  313.0      $194.4       $(3.0)    $(62.2)    $  442.2
Gross unrealized gains (losses) (net of deferred income tax
  expense of $504.6 million).....................................       937.7          --          --         --        937.7
Reclassification adjustment for gains (losses), realized in net
  income (net of income tax expense of $130.6 million)...........       242.5          --          --         --        242.5
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $22.0 million)..................       (40.9)         --          --         --        (40.9)
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax benefit of $ 59.1
  million).......................................................      (109.8)         --          --         --       (109.8)
Adjustment for policyholder dividend obligation (net of deferred
  income tax benefit of $59.2 million)...........................      (109.8)         --          --         --       (109.8)
                                                                     --------      ------       -----     ------     --------
Net unrealized gains (losses)....................................       919.7          --          --         --        919.7
Foreign currency translation adjustment..........................          --          --        (0.1)        --         (0.1)
Minimum pension liability (net of deferred income tax benefit of
  $ 8.5 million).................................................          --          --          --      (15.8)       (15.8)
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $17.1 million)...........................          --        31.7          --         --         31.7
Change in accounting principle (net of income tax expense of
  $53.8 million).................................................        99.9          --          --         --         99.9
                                                                     --------      ------       -----     ------     --------
Balance at December 31, 2003.....................................    $1,332.6      $226.1       $(3.1)    $(78.0)    $1,477.6
                                                                     ========      ======       =====     ======     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 14 -- Shareholder's Equity - (continued)

                                                                                      Net
                                                                                  Accumulated   Foreign              Accumulated
                                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                                   -------------- ----------- ----------- --------- -------------
                                                                                           (in millions)
Balance at January 1, 2004........................................    $1,332.6      $226.1       $(3.1)    $(78.0)    $1,477.6
Gross unrealized gains (losses) (net of deferred income tax
  benefit of $ 139.1 million).....................................      (257.8)         --          --         --       (257.8)
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $0.5 million)....................        (1.0)         --          --         --         (1.0)
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax expense of $84.0
  million)........................................................       156.1          --          --         --        156.1
Adjustment for policyholder dividend obligation (net of deferred
  income tax expense of $ 39.9 million)...........................        74.1          --          --         --         74.1
                                                                      --------      ------       -----     ------     --------
Net unrealized gains (losses).....................................       (28.6)         --          --                   (28.6)
Foreign currency translation adjustment...........................          --                    (0.3)        --         (0.3)
Minimum pension liability (net of deferred income tax expense of
  $0.4 million)...................................................          --          --          --        0.6          0.6
Net accumulated gains (losses) on cash flow hedges (net of income
  tax benefit of $20.0 million)...................................          --       (37.3)         --         --        (37.3)
                                                                      --------      ------       -----     ------     --------
Balance at April 28, 2004.........................................    $1,304.0      $188.8       $(3.4)    $(77.4)    $1,412.0
                                                                      ========      ======       =====     ======     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 14 -- Shareholder's Equity - (continued)

                                                                                     Net
                                                                                 Accumulated   Foreign              Accumulated
                                                                       Net       Gain (Loss)  Currency    Minimum      Other
                                                                    Unrealized     on Cash   Translation  Pension  Comprehensive
                                                                  Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                                  -------------- ----------- ----------- --------- -------------
                                                                                          (in millions)
Balance at April 28, 2004........................................   $ 1,304.0      $ 188.8      $(3.4)    $(77.4)    $ 1,412.0
Acquisition by Manulife Financial Corporation: Sale of
  accumulated other comprehensive income.........................    (1,304.0)      (188.8)       3.4       77.4      (1,412.0)
                                                                    ---------      -------      -----     ------     ---------
Balance at April 29, 2004........................................   $      --      $    --      $  --     $   --     $      --
                                                                    =========      =======      =====     ======     =========
Gross unrealized gains (losses) (net of deferred income tax
  expense of $292.0 million).....................................   $   544.9           --         --         --     $   544.9
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax benefit of $ 31.7
  million).......................................................       (58.9)          --         --         --         (58.9)
Adjustment for policyholder dividend obligation (net of deferred
  income tax benefit of $40.1 million)...........................       (74.6)          --         --         --         (74.6)
                                                                    ---------      -------      -----     ------     ---------
Net unrealized gains (losses)....................................       411.4           --         --         --         411.4
Foreign currency translation adjustment..........................          --           --      $ 0.6         --           0.6
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $110.4 million)..........................          --      $ 242.4         --         --         242.4
Minimum pension liability, (net of deferred income tax benefit of
  $ 6.0 million).................................................          --           --         --     $(11.0)        (11.0)
                                                                    ---------      -------      -----     ------     ---------
Balance at December 31, 2004.....................................   $   411.4      $ 242.4      $ 0.6     $(11.0)    $   643.4
                                                                    =========      =======      =====     ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 14 -- Shareholder's Equity - (continued)

                                                                                      Net
                                                                                  Accumulated   Foreign              Accumulated
                                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                                   -------------- ----------- ----------- --------- -------------
                                                                                           (in millions)
Balance at January 1, 2005........................................    $ 411.4       $242.4       $ 0.6     $(11.0)     $ 643.4
Gross unrealized gains (losses) (net of deferred income tax
  benefit of $326.5 million)......................................     (607.7)          --          --         --       (607.7)
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax expense of $46.4
  million)........................................................       86.0           --          --         --         86.0
Adjustment for policyholder dividend obligation (net of deferred
  income tax expense of $54.7 million)............................      101.7           --          --         --        101.7
                                                                      -------       ------       -----     ------      -------
Net unrealized gains (losses).....................................     (420.0)          --          --         --       (420.0)
Foreign currency translation adjustment...........................         --           --        (1.8)        --         (1.8)
Minimum pension liability (net of deferred income tax expense of
  $1.3 million)...................................................         --           --          --        2.4          2.4
Net accumulated gains (losses) on cash flow hedges (net of income
  tax expense of $134.3 million)..................................         --        210.0          --         --        210.0
                                                                      -------       ------       -----     ------      -------
Balance at December 31, 2005......................................    $  (8.6)      $452.4       $(1.2)    $ (8.6)     $ 434.0
                                                                      =======       ======       =====     ======      =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 14 -- Shareholder's Equity - (continued)

Net unrealized investment and other gains (losses), included in the Company's Consolidated Balance Sheets as a component of shareholder's equity, are summarized as follows:

                                                                             For the Years Ended December 31,
                                                                             -------------------------------
                                                                                2005      2004       2003
                                                                              -------   -------   ---------
                                                                                    (in millions)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:.................................
       Fixed maturities..................................................... $(151.4)   $ 825.1   $ 2,574.4
       Equity investments...................................................    46.1        9.0        83.1
       Derivatives and other................................................     8.0        2.8        81.5
                                                                              -------   -------   ---------
Total.......................................................................   (97.3)     836.9     2,739.0

Amounts of unrealized investment (gains) losses attributable to:
       Deferred policy acquisition costs and value of business acquired.....    41.8      (90.6)     (278.4)
       Policyholder dividend obligation.....................................    41.7     (114.7)     (422.9)
       Deferred federal income taxes........................................     5.2     (220.2)     (705.1)
                                                                              -------   -------   ---------
Total.......................................................................    88.7     (425.5)   (1,406.4)
                                                                              -------   -------   ---------
Net unrealized investment gains............................................. $  (8.6)   $ 411.4   $ 1,332.6
                                                                              =======   =======   =========

Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance (the Division) for a permitted accounting practice. The Company currently has one permitted practices which relate to an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $25.2 million, $37.8 million, and $51.1 million on the purchase as goodwill at December 31, 2005, 2004, and 2003, respectively. This amount will be amortized over a ten year period. The impact on statutory net income was an amortization expense of $12.6 million, $12.4 million and $9.3 million in 2005, 2004, and 2003, respectively. As a result of this permitted practice, the Company's reported capital and surplus for the 2005, 2004, and 2003 reporting periods was increased by $12.6 million, $25.4 million, and $41.8 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 14 -- Shareholder's Equity - (continued)

There are no other material permitted practices.

Statutory net income and surplus in the table below include the accounts of the John Hancock Life Insurance Company.

                                                       2005     2004     2003
                                                     -------- -------- --------
                                                           (in millions)
Statutory net income................................ $  654.0 $  509.3 $  441.7
Statutory capital and surplus.......................  3,966.3  4,084.5  3,789.9

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of
(i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 15 -- Segment Information

As a result of Manulife's merger with JHFS, see Note 1 -- Change of Control, the Company renamed and reorganized certain businesses within its operating segments to better align the Company with its new parent, Manulife. The Company renamed the Asset Gathering Segment as the Wealth Management Segment. Further efforts at reorganization of the Company included the movement of the Institutional Investment Management Segment to the Corporate and Other Segment. Other realignments include moving Signator Investors, Inc. our agent sales organization, from Wealth Management to Protection, and group life, retail discontinued operations, discontinued health insurance operations and creditor from Corporate and Other to Protection. International Group Plans (IGP) and John Hancock Accident are reported in our Corporate and Other Segment while in Manulife's segment results IGP and John Hancock Accident will be reported in Reinsurance. The financial results for all periods have been reclassified to conform to the current period presentation.

During 2005 and the majority of 2004, the Company operated in the following four business segments: two segments primarily served retail customers, one segment served institutional customers and our fourth segment was the Corporate and Other Segment, which includes our institutional advisory business, the remaining international operations, and the corporate account. Our retail segments are the Protection Segment and the Wealth Management Segment, previously called Asset Gathering. Our institutional segment is the Guaranteed and Structured Financial Products Segment (G&SFP).

Prior to the merger, the Company operated in the following five business segments: two segments served primarily domestic retail customers, two segments served primarily domestic institutional customers, and our fifth segment was the Corporate and Other Segment, which included our remaining international operations, the corporate account and run-off from several discontinued business lines. Our retail segments were the Protection Segment and the Asset Gathering Segment. Our institutional segments were the Guaranteed and Structured Financial Products (G&SFP) Segment and the Investment Management Segment. For additional information about the Company's pre-acquisition business segments, please refer to the Company's 2004 Form 10-K.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 15 -- Segment Information - (continued)

Wealth Management Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds closed-end funds, institutional advisory accounts and privately managed accounts. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants and banks.

Guaranteed and Structured Financial Products (G&SFP) Segment. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms. The segment's new banking products distribute primarily through the broker-dealer network to the retail investors.

Corporate and Other Segment. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional investment management business and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

Subsequent to the merger, the Company changed its methodology for determining how much capital is needed to support its operating segments and redeployed capital according to the new methodology. As part of this process, the Company moved certain tax preferenced investments from the operating segments to the Corporate and Other Segment. These steps were taken as part of the alignment of the Company's investment and capital allocation processes with those of its parent, and they could have a material impact on each operating segment's investment income and net income in future periods.

The accounting policies of the segments are the same as those described in Note 2 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment, in millions, for the periods and dates indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues and expenses of the closed block. For additional information on the closed block see Note 7 -- Closed Block in the notes to the consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 15 -- Segment Information - (continued)

                                                                                Wealth             Corporate
2005                                                               Protection Management   G&SFP   and Other Consolidated
                                                                   ---------- ---------- --------- --------- ------------
Revenues:
Revenues from external customers.................................. $ 2,268.0  $   547.4  $   242.7 $  218.4   $ 3,276.5
   Net investment income..........................................   1,277.7      589.5    1,175.1    435.1     3,477.4
   Net realized investment and other gains (losses)...............      84.7      (34.7)     460.0      4.6       514.6
   Inter-segment revenues.........................................        --        1.3        0.4     (1.7)         --
                                                                   ---------  ---------  --------- --------   ---------
   Revenues....................................................... $ 3,630.4  $ 1,103.5  $ 1,878.2 $  656.4   $ 7,268.5
                                                                   =========  =========  ========= ========   =========
   Net income..................................................... $   436.2  $   189.0  $   464.6 $ (220.6)  $   869.2
                                                                   =========  =========  ========= ========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity
     method....................................................... $    96.3  $    23.1  $    94.1 $   63.0   $   276.5
   Carrying value of investments accounted for under the equity
     method.......................................................   1,168.1      196.9      616.8    244.6     2,226.4
   Amortization of deferred policy acquisition costs and value of
     business acquired............................................      85.6       68.5       20.2       --       174.3
   Interest expense...............................................        --         --         --     43.2        43.2
   Income tax expense.............................................     225.1       76.7      224.4    (86.2)      440.0
   Segment assets................................................. $43,254.0  $19,853.4  $29,759.9 $6,459.3   $99,326.6

                                                                                Wealth             Corporate
For the period from April 29 through December 31, 2004             Protection Management   G&SFP   and Other Consolidated
                                                                   ---------- ---------- --------- --------- ------------
Revenues:
Revenues from external customers.................................. $ 1,361.8  $   350.0  $    32.6 $  401.0   $ 2,145.4
   Net investment income..........................................     878.7      417.9      834.5      1.0     2,132.1
   Net realized investment and other (losses) gains...............     (43.0)     (24.1)      10.4      5.8       (50.9)
   Inter-segment revenues.........................................        --        0.9        0.4     (1.3)         --
                                                                   ---------  ---------  --------- --------   ---------
   Revenues....................................................... $ 2,197.5  $   744.7  $   877.9 $  406.5   $ 4,226.6
                                                                   =========  =========  ========= ========   =========
   Net income..................................................... $   228.4  $   136.8  $    89.6 $  (82.1)  $   372.7
                                                                   =========  =========  ========= ========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity
     method....................................................... $    35.8  $    14.4  $    45.5 $   30.2   $   125.9
   Carrying value of investments accounted for under the equity
     method.......................................................     768.8      316.2      685.2    660.0     2,430.2
   Amortization of deferred policy acquisition costs and value of
     business acquired............................................      52.5       48.4       38.1     (0.1)      138.9
   Interest expense...............................................       0.1         --         --     34.6        34.7
   Income tax expense.............................................     118.9       61.4       31.4    (95.9)      115.8
   Segment assets................................................. $43,662.3  $19,981.8  $34,200.4 $1,978.3   $99,822.8

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 15 -- Segment Information - (continued)

                                                                                Wealth          Corporate
For the period from January 1 through April 28, 2004               Protection Management G&SFP  and Other Consolidated
                                                                   ---------- ---------- ------ --------- ------------
Revenues:
   Revenues from external customers...............................  $  740.7    $116.6   $ 26.9  $168.3     $1,052.5
   Net investment income..........................................     492.7     237.5    530.4    24.1      1,284.7
   Net realized investment and other gains (losses)...............      21.1      (8.5)     8.8   102.7        124.1
   Inter-segment revenues.........................................        --       0.4      0.2    (0.6)          --
                                                                    --------    ------   ------  ------     --------
   Revenues.......................................................  $1,254.5    $346.0   $566.3  $294.5     $2,461.3
                                                                    ========    ======   ======  ======     ========
   Net income.....................................................  $  110.9    $ 49.5   $ 83.2  $ 85.7     $  329.3
                                                                    ========    ======   ======  ======     ========
Supplemental Information:
   Equity in net income of investees accounted for by the equity
     method.......................................................  $   11.4    $  3.1   $ 11.5  $ 43.7     $   69.7
   Amortization of deferred policy acquisition costs and value of
     business acquired............................................      67.6      42.9      0.6    (0.2)       110.9
   Interest expense...............................................       0.1        --       --     7.1          7.2
   Income tax expense.............................................      56.5      24.9     33.3    26.9        141.6

                                                                                Wealth              Corporate
2003                                                               Protection Management   G&SFP    and Other Consolidated
                                                                   ---------- ---------- ---------  --------- ------------
Revenues:
   Revenues from external customers............................... $ 2,167.3  $   412.3  $    63.1  $  554.0   $ 3,196.7
   Net investment income..........................................   1,449.0      709.4    1,676.7     (35.7)    3,799.4
   Net realized investment and other (losses) gains...............     (96.8)     (33.5)    (215.3)    351.4         5.8
   Inter-segment revenues.........................................        --        1.2        0.4      (1.6)         --
                                                                   ---------  ---------  ---------  --------   ---------
   Revenues....................................................... $ 3,519.5  $ 1,089.4  $ 1,524.9  $  868.1   $ 7,001.9
                                                                   =========  =========  =========  ========   =========
   Net income..................................................... $   317.3  $   157.9  $   (78.1) $  193.4   $   590.5
                                                                   =========  =========  =========  ========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity
     method....................................................... $    31.0  $    16.9  $    57.9  $   32.5   $   138.3
   Carrying value of investments accounted for under the equity
     method.......................................................     410.2      249.2      586.1     699.1     1,944.6
   Amortization of deferred policy acquisition costs and value of
     business acquired............................................     187.7      124.9        2.3      (0.4)      314.5
   Interest expense...............................................       0.2         --         --      49.4        49.6
   Income tax expense.............................................     178.5       73.2       52.1      41.5       345.3
   Segment assets................................................. $37,437.8  $18,711.3  $35,668.5  $4,527.6   $96,345.2

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 15 -- Segment Information - (continued)

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                                                        Income Before
                                                                       Income Taxes and
                                                                          Cumulative
                                                                          Effect of
                                                  Long-Lived              Accounting
Location                                 Revenues   Assets    Assets       Changes
--------                                 -------- ---------- --------- ----------------
                                                         (in millions)
2005
United States........................... $6,853.0   $253.1   $98,927.0     $1,285.8
Foreign -- other........................    415.5      0.1       399.6         23.4
                                         --------   ------   ---------     --------
                                         $7,268.5   $253.2   $99,326.6     $1,309.2
                                         ========   ======   =========     ========
April 29 through December 31, 2004
United States........................... $3,924.0   $250.4   $99,636.3     $  473.0
Foreign -- other........................    302.6      0.3       186.5         15.5
                                         --------   ------   ---------     --------
                                         $4,226.6   $250.7   $99,822.8     $  488.5
                                         ========   ======   =========     ========
January 1 through April 28, 2004
United States........................... $2,355.2   $274.7   $98,709.9     $  471.9
Foreign -- other........................    106.1      0.2       109.0          2.3
                                         --------   ------   ---------     --------
                                         $2,461.3   $274.9   $98,818.9     $  474.2
                                         ========   ======   =========     ========
2003
United States........................... $6,594.0   $273.2   $96,246.3     $1,201.7
Foreign -- other........................    407.9      0.5        98.9         13.1
                                         --------   ------   ---------     --------
                                         $7,001.9   $273.7   $96,345.2     $1,214.8
                                         ========   ======   =========     ========

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 16 -- Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments: For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying value for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 16 -- Fair Value of Financial Instruments - (continued)

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                                          December 31,
                                                             ---------------------------------------
                                                                    2005                2004
                                                             ------------------- -------------------
                                                             Carrying    Fair    Carrying    Fair
                                                              Value      Value    Value      Value
                                                             --------- --------- --------- ---------
                                                                          (in millions)
                                                             ---------------------------------------
Assets:
   Fixed maturities:
       Available-for-sale................................... $45,487.0 $45,487.0 $47,413.5 $47,413.5
   Equity securities:
       Available-for-sale...................................     682.1     682.1     780.2     780.2
       Trading securities...................................       4.6       4.6       4.2       4.2
   Mortgage loans on real estate............................  10,799.6  10,727.6  11,792.6  11,873.1
   Policy loans.............................................   2,041.5   2,041.5   2,012.0   2,012.0
   Cash and cash equivalents................................   2,050.8   2,050.8   1,036.8   1,036.8
Derivatives:
   Interest rate swap agreements............................     719.3     719.3     358.7     358.7
   Interest rate cap agreements.............................       5.9       5.9      11.8      11.8
   Interest rate floor agreements...........................      35.5      35.5      85.3      85.3
   Currency rate swap agreements............................     356.9     356.9     899.7     899.7
   Credit default swaps.....................................       3.0       3.0       0.9       0.9

Liabilities:
   Consumer notes...........................................   2,487.7   2,413.6   2,379.1   2,360.9
   Debt.....................................................     559.3     581.8     619.1     577.6
   Guaranteed investment contracts and funding agreements...  11,787.4  11,581.7  14,643.0  14,689.9
   Fixed rate deferred and immediate annuities..............  11,348.5  11,359.1  11,047.7  11,076.8
   Supplementary contracts without life contingencies.......      71.3      71.7      78.0      69.0
Derivatives:
   Interest rate swap agreements............................     218.5     218.5     436.0     436.0
   Interest rate swaption agreements........................        --        --       3.4       3.4
   Currency rate swap agreements............................     343.0     343.0     858.9     858.9
   Credit default swaps.....................................       1.2       1.2       2.5       2.5
Commitments.................................................        --   1,417.0        --   1,425.4

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 17 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 -- Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill, brand name and investment management contracts. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger. Investment management contracts are the fair values of the investment management relationships between the Company and each of the mutual funds managed by the Company acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA), distribution networks and other investment management contracts. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger. Other investment management contracts are the values assigned to the Company's institutional investment management contracts managed by its investment management subsidiaries. Other investment management contracts have weighted average lives of 10 years at the merger. Collectively, these amortizable intangible assets had a weighted average life of 15 years at the merger.

Brand name, distribution networks, and other investment management contracts were initially recognized at the time of the acquisition of the Company by Manulife. Goodwill, investment management contracts and VOBA were expanded in scope and size as a result of the merger.

The Company tests non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. The Company tests goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets are evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments would be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2005.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 17 -- Goodwill and Other Intangible Assets - (continued)

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                                     Accumulated
                                                       Gross        Amortization          Net
                                                  Carrying Amount and Other Changes Carrying Amount
                                                  --------------- ----------------- ---------------
                                                                    (in millions)
December 31, 2005
   Unamortizable intangible assets:
       Goodwill..................................    $3,005.0               --         $3,005.0
       Brand name................................       600.0               --            600.0
       Investment management contracts...........       292.9               --            292.9
   Amortizable intangible assets:
       Distribution networks.....................       397.2          $  (5.1)           392.1
       Other investment management contracts.....        71.6             (8.6)            63.0
       VOBA......................................     2,890.3           (254.0)         2,636.3
December 31, 2004
   Unamortizable intangible assets:..............
       Goodwill..................................    $3,031.7               --         $3,031.7
       Brand name................................       600.0               --            600.0
       Investment management contracts...........       292.9               --            292.9
Amortizable intangible assets:
       Distribution networks.....................       397.2          $  (0.7)           396.5
       Other investment management contracts.....        61.7             (2.6)            59.1
       VOBA......................................     2,864.6           (164.3)         2,700.3

                                                                                   Period from  Period from
                                                                                     April 29    January 1
                                                                                     through      through
                                                                                   December 31,  April 28,
                                                                             2005      2004        2004     2003
                                                                            ------ ------------ ----------- ----
                                                                                       (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $1.5 million, $ 0.2 million, $ -
  million and $ - million, respectively.................................... $  2.9    $ 0.5          --       --
Other Management contract amortization, net of tax of $2.1 million, $0.9
  million, $ - million and, $ - million, respectively......................    3.9      1.7          --       --
VOBA, net of tax of $59.4 million, $42.2 million, $1.8 million and $3.5
  million, respectively....................................................  110.4     78.3        $3.3     $6.6
                                                                            ------    -----        ----     ----
Aggregate amortization expense, net of tax of $63.0 million, $43.3
  million, $ 1.8 million and $3.5 million, respectively.................... $117.2    $80.5        $3.3     $6.6
                                                                            ======    =====        ====     ====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 17 -- Goodwill and Other Intangible Assets - (continued)

                                                                  Tax     Net
                                                                 Effect Expense
                                                                 ------ -------
                                                                 (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
   2006......................................................... $56.8  $105.5
   2007.........................................................  50.0    92.8
   2008.........................................................  43.9    81.5
   2009.........................................................  41.6    77.2
   2010.........................................................  41.2    76.5

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Goodwill:
Balance at January 1, 2005.........  $1,842.3   $1,040.0   --      $149.4       $3,031.7
PGAAP adjustments (1)..............    (242.3)     213.3   --         2.3          (26.7)
                                     --------   --------   --      ------       --------
Balance at December 31, 2005.......  $1,600.0   $1,253.3   --      $151.7       $3,005.0
                                     ========   ========   ==      ======       ========

--------
(1) The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005 to reflecting various items impacting goodwill. The adjustments have decreased goodwill by $ 26.7 million.

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Goodwill:
Balance at January 1, 2004.........  $   66.1   $   42.1   --      $  0.4       $  108.6
Goodwill derecognized (1)..........     (66.1)     (42.1)  --        (0.4)        (108.6)
Goodwill recognized (2)............   1,842.3    1,040.0   --       149.4        3,031.7
                                     --------   --------   --      ------       --------
Balance at December 31, 2004.......  $1,842.3   $1,040.0   --      $149.4       $3,031.7
                                     ========   ========   ==      ======       ========

--------
(1) Goodwill derecognized in the purchase transaction with Manulife.
(2) Goodwill recognized in the purchase transaction with Manulife.

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Brand name:
Balance at January 1, 2005.........   $364.4     $209.0    --       $26.6        $600.0
                                      ------     ------    --       -----        ------
Balance at December 31, 2005.......   $364.4     $209.0    --       $26.6        $600.0
                                      ======     ======    ==       =====        ======

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Brand name:
Balance at January 1, 2004.........       --         --    --          --            --
Brand name recognized (1)..........   $364.4     $209.0    --       $26.6        $600.0
                                      ------     ------    --       -----        ------
Balance at December 31, 2004.......   $364.4     $209.0    --       $26.6        $600.0
                                      ======     ======    ==       =====        ======

--------
(1) Brand name recognized in the purchase transaction with Manulife.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 17 -- Goodwill and Other Intangible Assets - (continued)

Unamortizable intangible assets (continued):

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Investment management contracts:
Balance at January 1, 2005.........     --       $292.9    --        --          $292.9
                                        --       ------    --        --          ------
Balance at December 31, 2005.......     --       $292.9    --        --          $292.9
                                        ==       ======    ==        ==          ======

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Investment management contracts:
Balance at January 1, 2004.........     --       $  6.3    --        --          $  6.3
Investment management contracts
  derecognized (1).................     --         (6.3)   --        --            (6.3)
Investment management contracts
  recognized (2)...................     --        292.9    --        --           292.9
                                        --       ------    --        --          ------
Balance at December 31, 2004.......     --       $292.9    --        --          $292.9
                                        ==       ======    ==        ==          ======

--------
(1) Investment management contracts derecognized in the purchase transaction with Manulife.
(2) Investment management contracts recognized in the purchase transaction with Manulife.

Amortizable intangible assets:

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Distribution networks:
Balance at January 1, 2005.........   $307.9     $88.6     --        --          $396.5
Amortization.......................     (3.8)     (0.6)    --        --            (4.4)
                                      ------     -----     --        --          ------
Balance at December 31, 2005.......   $304.1     $88.0     --        --          $392.1
                                      ======     =====     ==        ==          ======

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Distribution networks:
Balance at January 1, 2004.........       --        --     --        --              --
Distribution networks recognized
  (1)..............................   $308.6     $88.6     --        --          $397.2
Amortization.......................     (0.7)       --     --        --            (0.7)
                                      ------     -----     --        --          ------
Balance at December 31, 2004.......   $307.9     $88.6     --        --          $396.5
                                      ======     =====     ==        ==          ======

--------
(1) Distribution networks recognized in the purchase transaction with Manulife.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 17 -- Goodwill and Other Intangible Assets - (continued)

Unamortizable intangible assets (continued):

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Other investment management
  contracts:
Balance at January 1, 2005.........     --       $19.5     --       $39.6        $59.1
Other investment management
  contracts recognized (1).........     --          --     --         9.9          9.9
Amortization.......................     --        (1.5)    --        (4.5)        (6.0)
                                        --       -----     --       -----        -----
Balance at December 31, 2005.......     --       $18.0     --       $45.0        $63.0
                                        ==       =====     ==       =====        =====

--------
(1) Other investment management contracts recognized in the purchase transaction with Manulife.

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
Other investment management
  contracts:
Balance at January 1, 2004.........     --          --     --          --           --
Other investment management
  contracts recognized (1).........     --       $20.3     --       $41.4        $61.7
Amortization.......................     --        (0.8)    --        (1.8)        (2.6)
                                        --       -----     --       -----        -----
Balance at December 31, 2004.......     --       $19.5     --       $39.6        $59.1
                                        ==       =====     ==       =====        =====

--------
(1) Other investment management contracts recognized primarily due to the company's acquisition of the Pru Timber management contract and reclassification of certain mortgage servicing rights to other investment management contracts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 17 -- Goodwill and Other Intangible Assets - (continued)

Amortizable intangible assets (continued):

                                                 Wealth           Corporate and
                                    Protection Management  G&SFP      Other     Consolidated
                                    ---------- ---------- ------  ------------- ------------
                                                         (in millions)
VOBA:
Balance at January 1, 2005.........  $2,084.1    $406.4   $209.8       --         $2,700.3
Amortization.......................     (77.5)    (72.5)   (19.8)      --           (169.8)
Adjustment to unrealized gains on
  securities available for sale....      35.9      44.2       --       --             80.1
Other adjustments(1)...............      60.4       6.0    (40.7)      --             25.7
                                     --------    ------   ------       --         --------
Balance at December 31, 2005.......  $2,102.9    $384.1   $149.3       --         $2,636.3
                                     ========    ======   ======       ==         ========

--------
(1) The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005. Total adjustments to VOBA were $ 25.7 million.

                                                 Wealth         Corporate and
                                    Protection Management G&SFP     Other     Consolidated
                                    ---------- ---------- ----- ------------- ------------
                                                        (in millions)
VOBA:
Balance at January 1, 2004.........   $168.5       --      --        --          $168.5
Amortization.......................     (5.1)      --      --        --            (5.1)
Adjustment to unrealized gains on
  securities available for sale....      5.5       --      --        --             5.5
Other adjustments (1)..............     (1.4)      --      --        --            (1.4)
                                      ------       --      --        --          ------
Balance at April 28, 2004..........   $167.5       --      --        --          $167.5
                                      ======       ==      ==        ==          ======

--------
(1) VOBA related to the acquisition of the fixed universal life insurance business of Allmerica was adjusted to reflect adjustments to the purchase price accounting for the acquisition of that block of business.

                                                 Wealth           Corporate and
                                    Protection Management  G&SFP      Other     Consolidated
                                    ---------- ---------- ------  ------------- ------------
                                                         (in millions)
VOBA:
Balance at April 29, 2004..........  $  167.5        --       --       --         $  167.5
VOBA derecognized (1)..............    (167.5)       --       --       --           (167.5)
VOBA recognized (2)................   2,141.8    $474.9   $247.9       --          2,864.6
Amortization.......................     (35.4)    (47.1)   (38.1)      --           (120.6)
Adjustment to unrealized gains on
  securities available for sale....     (22.3)    (21.4)      --       --            (43.7)
                                     --------    ------   ------       --         --------
Balance at December 31, 2004.......  $2,084.1    $406.4   $209.8       --         $2,700.3
                                     ========    ======   ======       ==         ========

--------
(1) VOBA derecognized in the purchase transaction with Manulife.
(2) VOBA recognized in the purchase transaction with Manulife.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 18 -- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2005 and 2004, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2005 and December 31, 2004, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                 December 31,   December 31,
                                                     2005           2004
                                                 ------------   ------------
                                                 (in millions, except for age)
Life contracts with guaranteed benefits
   In the event of death
   Account values...............................   $6,776.6       $6,899.0
   Net amount at risk related to deposits.......      134.7          117.5
   Average attained age of contract holders.....         45             44

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2005 and December 31, 2004, the Company had the following variable contracts with guarantees. (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 18 -- Certain Separate Accounts - (continued)

                                                                              December 31, December 31,
                                                                                  2005         2004
                                                                              ------------ ------------
                                                                              (in millions, except for
                                                                                 ages and percents)
Return of net deposits
In the event of death
   Account value.............................................................   $2,962.3     $3,273.7
   Net amount at risk........................................................       90.2        121.5
   Average attained age of contract holders..................................         64           64

Return of net deposits plus a minimum return
In the event of death
   Account value.............................................................   $  888.8     $  985.2
   Net amount at risk........................................................      196.2        212.9
   Average attained age of contract holders..................................         65           65
   Guaranteed minimum return rate............................................          5%           5%
At annuitization
   Account value.............................................................   $  205.2     $  212.0
   Net amount at risk........................................................       21.5         21.0
   Average attained age of contract holders..................................         58           59
   Range of guaranteed minimum return rates..................................        4-5%         4-5%

Highest specified anniversary amount value minus withdrawals post anniversary
In the event of death
   Account value.............................................................   $1,046.2     $1,177.0
   Net amount at risk........................................................      104.2        139.2
   Average attained age of contract holders..................................         63           63

Account balances of variable contracts with guarantees were invested in various separate accounts in variable separate mutual funds which included foreign and domestic equities and bonds as shown below:

                                                     December 31, December 31,
                                                         2005         2004
                                                     ------------ ------------
                                                           (in millions)
Type of Fund
Domestic Equity - Growth Funds......................  $ 1,491.8    $ 3,031.6
Domestic Bond Funds.................................    1,923.1      2,211.2
Domestic Equity - Growth & Income Funds.............    4,725.7      2,348.1
Domestic Equity - Blended Funds.....................    1,743.0           --
Balanced Investment Funds...........................         --      2,103.5
Domestic Equity - Value Funds.......................      492.0      1,097.8
International Equity Funds..........................      723.2        902.9
International Bond Funds............................      100.9        119.4
Hedge Funds.........................................       47.3         31.8
                                                      ---------    ---------
   Total............................................  $11,247.0    $11,846.3
                                                      =========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 18 -- Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                      Guaranteed     Guaranteed
                                    Minimum Death  Minimum Income
                                    Benefit (GMDB) Benefit (GMIB) Totals
                                    -------------- -------------- ------
                                               (in millions)
Balance at January 1, 2005.........     $37.2           $1.6      $38.8
Incurred guarantee benefits........      12.5            0.8       13.3
Paid guarantee benefits............      (8.7)            --       (8.7)
                                        -----           ----      -----
Balance at December 31, 2005.......     $41.0           $2.4      $43.4
                                        =====           ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2005.

  . Data used included 200 and 1000 (for life and annuity contracts, respectively) stochastically generated investment performance scenarios.

  . Volatility assumptions depended on mix of investments by contract type and ranged between 13.8% (life products) and 6-21% (annuity products).

  . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product

  . Mean investment performance assumptions for annuity contracts were 8.6% (average of fund returns).

  .   Annuity mortality was assumed to be 100% of the Annuity 2000 table.

  . Annuity lapse rates vary by contract type and duration and range from 1 percent to 20 percent.

  .   Annuity discount rate was 6.5%.

The guaranteed minimum income benefit (GMIB) is valued in accordance with Statement of Position 03-1--Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
John Hancock Variable Annuity Account U of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account U (the "Account") (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth, Bond Index, Mid Cap Value B, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B, Equity Index, High Yield Bond, Global Bond, Blue Chip D, Equity Income D, Global Bond D, High Yield D, Large Cap Growth D, Mid Cap Stock D, and Real Estate Securities D Sub-accounts) as of December 31, 2005, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting John Hancock Variable Annuity Account U at December 31, 2005, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 1, 2006

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2005



                                                                 INTERNATIONAL                                          MID CAP
                                                ACTIVE BOND      EQUITY INDEX     MONEY MARKET      BOND INDEX          VALUE B
                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                             ---------------   ---------------   ---------------   ---------------   ---------------

ASSETS

   Investments in shares of portfolios, at
   value .................................   $   105,610,461   $    18,979,880   $    20,853,192   $     1,932,621   $     1,859,246
                                             ---------------   ---------------   ---------------   ---------------   ---------------



Total assets .............................   $   105,610,461   $    18,979,880        20,853,192         1,932,621         1,859,246
                                             ===============   ===============   ===============   ===============   ===============



NET ASSETS:

Total net assets .........................   $   105,610,461   $    18,979,880        20,853,192         1,932,621         1,859,246
                                             ===============   ===============   ===============   ===============   ===============



Units outstanding ........................         3,008,553           884,496         1,098,742           148,998            95,034
                                             ===============   ===============   ===============   ===============   ===============



Unit value (in accumulation) .............   $         35.10   $         21.46   $         18.98   $         12.97   $         19.56
                                             ===============   ===============   ===============   ===============   ===============





                                                  SMALL CAP       GROWTH &                           SHORT-TERM        SMALL CAP
                                                    VALUE          INCOME           MANAGED             BOND        EMERGING GROWTH
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                             ---------------   ---------------   ---------------   ---------------   ---------------

ASSETS

   Investments in shares of portfolios, at
      value ..............................   $     5,399,020   $   260,497,725   $   293,280,719   $     3,237,542   $     6,617,548
                                             ---------------   ---------------   ---------------   ---------------   ---------------


Total assets .............................   $     5,399,020   $   260,497,725   $   293,280,719   $     3,237,542   $     6,617,548
                                             ===============   ===============   ===============   ===============   ===============


NET ASSETS:

Total net assets .........................   $     5,399,020   $   260,497,725   $   293,280,719   $     3,237,542   $     6,617,548
                                             ===============   ===============   ===============   ===============   ===============


Units outstanding ........................           241,367         4,738,373        10,193,608           217,110           497,496
                                             ===============   ===============   ===============   ===============   ===============



Unit value (in accumulation) .............   $         22.37             54.98             28.77             14.91             13.30
                                             ===============   ===============   ===============   ===============   ===============


See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                DECEMBER 31, 2005



                                                 OVERSEAS                                        EQUITY INCOME
                                                 EQUITY B      EQUITY INDEX    BLUE CHIP D             D         GLOBAL BOND D
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                             --------------   --------------   --------------   --------------   --------------
ASSETS

   Investments in shares of portfolios, at
      value ..............................   $    4,063,635   $    7,086,349   $   56,901,273   $    8,178,455   $    3,191,871
                                             --------------   --------------   --------------   --------------   --------------



Total assets .............................   $    4,063,635   $    7,086,349   $   56,901,273   $    8,178,455   $    3,191,871
                                             ==============   ==============   ==============   ==============   ==============


NET ASSETS:

Total net assets .........................   $    4,063,635   $    7,086,349   $   56,901,273   $    8,178,455   $    3,191,871
                                             ==============   ==============   ==============   ==============   ==============

Units outstanding ........................          291,816          369,881        1,839,489          378,187          186,785
                                             ==============   ==============   ==============   ==============   ==============

Unit value (in accumulation) .............            13.93            19.16            30.93            21.63            17.09
                                             ==============   ==============   ==============   ==============   ==============



                                                                                                 REAL ESTATE
                                            HIGH YIELD D    LARGE CAP GROWTH   MID CAP STOCK D   SECURITIES D
                                             SUBACCOUNT       D SUBACCOUNT       SUBACCOUNT       SUBACCOUNT           TOTAL
                                          ---------------   ---------------   ---------------   ---------------   ---------------

ASSETS

   Investments in shares of portfolios,
      at value ........................   $       633,614   $     6,003,861   $     9,492,688   $    40,481,347   $   854,301,047
                                          ---------------   ---------------   ---------------   ---------------   ---------------

Total assets ..........................   $       633,614   $     6,003,861   $     9,492,688   $    40,481,347   $   854,301,047
                                          ===============   ===============   ===============   ===============   ===============

NET ASSETS:

Total net assets ......................   $       633,614   $     6,003,861   $     9,492,688   $    40,481,347   $   854,301,047
                                          ===============   ===============   ===============   ===============   ===============

Units outstanding .....................            58,965           526,864           329,138           737,144        25,842,046
                                          ===============   ===============   ===============   ===============   ===============

Unit value (in accumulation) ..........   $         10.75   $         11.40   $         28.84   $         54.92   $         33.06
                                          ===============   ===============   ===============   ===============   ===============


See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                             STATEMENT OF OPERATIONS

                                DECEMBER 31, 2005



                                                       LARGE CAP                    INTERNATIONAL      EARNINGS       LARGE CAP
                                                       GROWTH         ACTIVE BOND    EQUITY INDEX       GROWTH          VALUE
                                                     SUBACCOUNT(1)    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT(1)   SUBACCOUNT(1)
                                                     -------------    -----------   -------------   -------------   -------------
Investment Income:

Distributions received from the net investment
   income of the underlying portfolio..............    $    27,793    $ 1,737,117     $ 1,753,549     $   83,685      $  198,565
                                                      -----------     -----------     -----------     ----------      ----------



Total Investment Income............................        27,793       1,737,117       1,753,549         83,685         198,565

Expenses:

   Mortality & expense risk........................       263,711       1,172,554         242,989         28,072          26,586
                                                      -----------     -----------     -----------     ----------      ----------



Net investment income (loss).......................      (235,918)        564,563       1,510,560         55,613         171,979

Realized gain (loss)...............................   (36,764,171)       (501,781)         25,619     (1,496,526)        488,023

Change in unrealized appreciation (depreciation)
   during the year.................................    33,216,924       1,418,686       1,026,203      1,120,679        (853,985)
                                                      -----------     -----------     -----------     ----------      ----------



Net increase (decrease) in net assets resulting
   from operations.................................  $ (3,783,165)    $ 1,481,468     $ 2,562,382     $ (320,234)     $ (193,983)
                                                     ============     ===========     ===========     ==========      ==========




                                                      FUNDAMENTAL        MONEY         MID CAP                         MID CAP
                                                         VALUE          MARKET          GROWTH       BOND INDEX        VALUE B
                                                     SUBACCOUNT(1)    SUBACCOUNT    SUBACCOUNT(1)    SUBACCOUNT      SUBACCOUNT
                                                     -------------    -----------   -------------   -------------   -------------

Investment Income:

Distributions received from the net investment
   income of the underlying portfolio..............   $   149,276     $   643,911        306,544      $  37,677       $   25,230
                                                      -----------     -----------     ----------      ---------       ----------


Total Investment Income............................       149,276         643,911        306,544         37,677           25,230

Expenses:

   Mortality & expense risk........................        12,745         275,309         41,125         29,864           19,048
                                                      -----------     -----------     ----------      ---------       ----------

Net investment income (loss).......................       136,531         368,602        265,419          7,813            6,182

Realized gain (loss)...............................       295,768         (55,146)      (121,923)       (13,967)          37,312

Change in unrealized appreciation (depreciation)
   during the year.................................      (466,382)             --       (862,014)        29,686           79,447
                                                      -----------     -----------     ----------      ---------       ----------

Net increase (decrease) in net assets resulting
   from operations.................................   $   (34,083)    $   313,456     $ (718,518)     $  23,532       $  122,941
                                                     ============     ===========     ==========      =========       ==========


(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                     STATEMENT OF OPERATIONS -- (CONTINUED)

                                DECEMBER 31, 2005




                                                         SMALL CAP      REAL ESTATE      GROWTH &                    SHORT-TERM
                                                           VALUE          EQUITY         INCOME          MANAGED        BOND
                                                         SUBACCOUNT    SUBACCOUNT(1)   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                         -----------   ----------      -----------    -----------    -----------
Investment Income:

Distributions received from the net investment income
   of the underlying portfolio ........................  $    73,574    $ 2,140,404    $11,595,115    $ 7,951,824    $    55,923
                                                         -----------    -----------    -----------    -----------    -----------

Total Investment Income ..............................        73,574      2,140,404     11,595,115      7,951,824         55,923

Expenses:

   Mortality & expense risk ..........................        79,277        173,675      2,631,264      4,289,630         47,573
                                                         -----------    -----------    -----------    -----------    -----------

Net investment income (loss) .........................        (5,703)     1,966,729      8,963,851      3,662,194          8,350

Realized gain (loss) .................................       453,881     10,274,886    (18,117,358)    (6,915,087)       (18,090)

Change in unrealized appreciation (depreciation)
   during the year ...................................       (42,974)   (13,055,762)    28,415,434      6,935,307         39,103
                                                         -----------    -----------    -----------    -----------    -----------

Net increase (decrease) in net assets resulting from
   operations ........................................   $   405,204    $  (814,147)   $19,261,927    $ 3,682,414    $    29,363
                                                         ===========    ===========    ===========    ===========    ===========



                                                                                                      HIGH YIELD
                                                      SMALL CAP         OVERSEAS                         BOND            GLOBAL
                                                   EMERGING GROWTH      EQUITY B     EQUITY INDEX     SUBACCOUNT          BOND
                                                     SUBACCOUNT        SUBACCOUNT     SUBACCOUNT         (1)          SUBACCOUNT(1)
                                                   ---------------     ----------    ------------     ----------      ----------

Investment Income:

Distributions received from the net investment
   income of the underlying portfolio ..........     $ 142,843         $ 109,245      $ 119,586        $  24,808        $  99,316
                                                     ---------         ---------      ---------        ---------        ---------




Total Investment Income ........................       142,843           109,245        119,586           24,808           99,316

Expenses:

   Mortality & expense risk ....................        85,324            56,512         97,801            4,622           14,956
                                                     ---------         ---------      ---------        ---------        ---------


Net investment income (loss) ...................        57,519            52,733         21,785           20,186           84,360

Realized gain (loss) ...........................       221,045           128,718       (346,947)          (4,041)         150,086

Change in unrealized appreciation (depreciation)
   during the year .............................       619,793           366,471        532,444          (50,072)        (298,564)
                                                     ---------         ---------      ---------        ---------        ---------


Net increase (decrease) in net assets resulting
   from operations .............................     $ 898,357         $ 547,922      $ 207,282        $ (33,927)       $ (64,118)
                                                     =========         =========      =========        =========        =========


(1) For the period from January 1, 2005 to May 2, 2005.


See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                DECEMBER 31, 2005


                                                                                                                  LARGE CAP
                                           BLUE CHIP D     EQUITY INCOME D   GLOBAL BOND D     HIGH YIELD D       GROWTH D
                                          SUBACCOUNT(2)     SUBACCOUNT(2)    SUBACCOUNT(2)     SUBACCOUNT(2)      SUBACCOUNT(2)
                                         --------------    --------------    --------------    --------------    --------------
Investment Income:
Distributions received from the net
   investment income of the underlying
   portfolio .........................   $           --    $           --    $           --    $           --    $           --
                                         --------------    --------------    --------------    --------------    --------------
Total Investment Income ..............               --                --                --                --                --
Expenses:
   Mortality & expense risk ..........          531,249            78,213            30,542             6,820            55,125
                                         --------------    --------------    --------------    --------------    --------------
Net investment income (loss) .........         (531,249)          (78,213)          (30,542)            (6820)          (55,125)
Realized gain (loss) .................          429,611            99,167           (22,849)           14,719            40,736
Change in unrealized appreciation
   (depreciation) during the year ....        6,768,413           506,335          (190,439)           37,047           363,611
                                         --------------    --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
   resulting from operations .........   $    6,666,775    $      527,289    $     (243,830)   $       44,946    $      349,222
                                         ==============    ==============    ==============    ==============    ==============

                                                                       REAL ESTATE
                                                   MID CAP STOCK D     SECURITIES D
                                                   SUBACCOUNT(2)       SUBACCOUNT(2)        TOTAL
                                                   ---------------    ---------------   ------------
         Investment Income:
         Distributions received from the net
            investment income of the underlying
            portfolio .........................     $         --        $       --      $ 27,275,985
                                                    ------------      ------------      ------------
         Total Investment Income ..............               --                --        27,275,985
         Expenses:
            Mortality & expense risk ..........           83,927           381,169        10,759,682
                                                    ------------      ------------      ------------
         Net investment income (loss) .........          (83,927)         (381,169)       16,516,303
         Realized gain (loss) .................          191,814           397,157       (51,129,344)
         Change in unrealized appreciation
            (depreciation) during the year ....        1,986,615         4,848,133        72,490,139
                                                    ------------      ------------      ------------
         Net increase (decrease) in net assets
            resulting from operations .........     $  2,094,502      $  4,864,121      $ 37,877,098
                                                    ============      ============      ============


(2) For the period from May 2, 2005, commencement of operations, to December 31, 2005.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEARS ENDED DECEMBER 31, 2005


                                                                   LARGE CAP GROWTH                       ACTIVE BOND
                                                                      SUBACCOUNT                           SUBACCOUNT
                                                             ------------------------------    ------------------------------
                                                                2005(1)           2004            2005             2004
                                                             -------------    -------------    -------------    -------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...........................   $    (235,918)   $    (446,305)   $     564,563    $   2,835,368
   Realized gain (loss)...................................     (36,764,171)     (10,139,829)        (501,781)       1,248,665
   Change in unrealized appreciation (depreciation)
      during the year ....................................      33,216,924       12,144,635        1,418,686          221,971
                                                             -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
   operations ............................................      (3,783,165)       1,558,501        1,481,468        4,306,004
Contract transactions:
   Net payments received from contract owners.............          169,863          471,333          610,654          621,510
   Net transfers for contract benefits and terminations ..      (3,172,444)      (9,191,039)     (12,709,160)     (15,455,688)
   Net transfers between subaccounts .....................     (55,544,170)        (443,002)        (533,804)        (576,749)
                                                             -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
   contract transactions .................................     (58,546,751)      (9,162,708)     (12,632,310)     (15,410,927)
                                                             -------------    -------------    -------------    -------------
Total increase (decrease) in net assets ..................     (62,329,916)      (7,604,207)     (11,150,842)     (11,104,923)

Net assets at beginning of the year ......................      62,329,916       69,934,123      116,761,303      127,866,226
                                                             -------------    -------------    -------------    -------------
Net assets end of the year................................   $          --    $  62,329,916    $ 105,610,461    $ 116,761,303
                                                             =============    =============    =============    =============


                                                                    INTERNATIONAL EQUITY INDEX          EARNINGS GROWTH
                                                                            SUBACCOUNT                     SUBACCOUNT
                                                                   ----------------------------    ----------------------------
                                                                     2005             2004           2005 (1)          2004
                                                                   ------------    ------------    ------------    ------------

Increase (decrease) in net assets from operations:
   Net investment income (loss).................................   $  1,510,560    $    138,473    $     55,613    $    (48,096)
   Realized gain (loss) ........................................         25,619        (219,659)     (1,496,526)     (1,944,653)
   Change in unrealized appreciation (depreciation) during the
      year .....................................................      1,026,203       2,857,735       1,120,679       2,065,960
                                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from
   operations ..................................................      2,562,382       2,776,549        (320,234)         73,211
Contract transactions:
   Net payments received from contract owners ..................        156,477         202,210           5,951          61,272
   Net transfers for contract benefits and terminations ........     (2,156,780)     (2,080,224)       (632,015)     (1,143,807)
   Net transfers between subaccounts ...........................        887,498         308,555      (5,976,967)       (422,261)
                                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from contract
   transactions ................................................     (1,112,805)     (1,569,459)     (6,603,031)     (1,504,796)
                                                                   ------------    ------------    ------------    ------------
Total increase (decrease) in net assets ........................      1,449,577       1,207,090      (6,923,265)     (1,431,585)
Net assets at beginning of the year ............................     17,530,303      16,323,213       6,923,265       8,354,850
                                                                   ------------    ------------    ------------    ------------
Net assets end of the year .....................................   $ 18,979,880    $ 17,530,303    $         --    $  6,923,265
                                                                   ============    ============    ============    ============


(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      FOR THE YEARS ENDED DECEMBER 31, 2005


                                                                         LARGE CAP VALUE              FUNDAMENTAL VALUE
                                                                            SUBACCOUNT                    SUBACCOUNT
                                                                     --------------------------    --------------------------
                                                                       2005 (1)        2004          2005 (1)         2004
                                                                     -----------    -----------    -----------    -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ..................................   $   171,979    $    14,040    $   136,531    $     5,259
   Realized gain (loss) ..........................................       488,023        216,597        295,768         61,727
   Change in unrealized appreciation (depreciation) during
      the year ...................................................      (853,985)       492,101       (466,382)       308,991
                                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting from
   operations ....................................................      (193,983)       722,738        (34,083)       375,977
Contract transactions:
   Net payments received from contract owners ....................        12,288         43,444          7,176          3,826
   Net transfers for contract benefits and terminations ..........      (180,585)      (867,421)      (109,205)      (571,642)
   Net transfers between subaccounts .............................    (5,796,048)       944,771     (2,747,870)       173,931
                                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting from contract
   transactions ..................................................    (5,964,345)       120,794     (2,849,899)      (393,885)
                                                                     -----------    -----------    -----------    -----------
Total increase (decrease) in net assets ..........................    (6,158,328)       843,532     (2,883,982)       (17,908)
Net assets at beginning of the year ..............................     6,158,328      5,314,796      2,883,982      2,901,890
                                                                     -----------    -----------    -----------    -----------
Net assets end of the year.......................................    $        --    $ 6,158,328    $        --    $ 2,883,982
                                                                     ===========    ===========    ===========    ===========


                                                                          MONEY MARKET                  MID CAP GROWTH
                                                                           SUBACCOUNT                     SUBACCOUNT
                                                                  ----------------------------    -----------------------------
                                                                    2005              2004          2005 (1)          2004
                                                                  ------------    ------------    ------------    -------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)................................    $   368,602    $    (51,627)   $    265,419    $   (131,401)
   Realized gain (loss)........................................        (55,146)             --        (121,923)      1,214,324
   Change in unrealized appreciation (depreciation) during
      the year ................................................              0              --        (862,014)       (150,920)
                                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from
   operations .................................................        313,456         (51,627)       (718,518)        932,003
Contract transactions:
   Net payments received from contract owners..................        162,808          79,567          42,645        (236,986)
   Net transfers for contract benefits and terminations .......     (6,118,923)     (7,482,471)       (487,643)     (1,258,729)
   Net transfers between subaccounts ..........................      1,486,686        (199,271)     (8,478,912)        346,740
                                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from contract
   transactions ...............................................     (4,469,429)     (7,602,175)     (8,923,910)     (1,148,975)
                                                                  ------------    ------------    ------------    ------------
Total increase (decrease) in net assets .......................     (4,155,973)     (7,653,802)     (9,642,428)       (216,972)
Net assets at beginning of the year ...........................     25,009,165      32,662,967       9,642,428       9,859,400
                                                                  ------------    ------------    ------------    ------------
Net assets end of the year ....................................   $ 20,853,192    $ 25,009,165    $         --    $  9,642,428
                                                                  ============    ============    ============    ============


(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      FOR THE YEARS ENDED DECEMBER 31, 2005

                                                                            BOND INDEX                     MID CAP VALUE B
                                                                            SUBACCOUNT                       SUBACCOUNT
                                                                  ----------------------------      ----------------------------
                                                                      2005             2004             2005            2004
                                                                  -----------      -----------      -----------      -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss) .............................     $     7,813      $    84,965      $     6,182      $    (7,513)
   Realized gain (loss) .....................................         (13,967)          (5,924)          37,312          161,169
   Change in unrealized appreciation (depreciation) during
     the year ...............................................          29,686           (6,262)          79,447          (12,988)
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting from
  operations ................................................          23,532           72,779          122,941          140,668
Contract transactions:
   Net payments received from contract owners ...............          21,565           38,544            7,765            3,912
   Net transfers for contract benefits and terminations .....        (581,474)        (322,757)        (204,328)        (168,026)
   Net transfers between subaccounts ........................         (14,671)        (159,529)         837,589          557,346
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting from
 contract transactions ......................................        (574,580)        (443,742)         641,026          393,232
                                                                  -----------      -----------      -----------      -----------
Total increase (decrease) in net assets .....................        (551,048)        (370,963)         763,967          533,900
Net assets at beginning of the year .........................       2,483,669        2,854,632        1,095,279          561,379
                                                                  -----------      -----------      -----------      -----------
Net assets end of the year ..................................     $ 1,932,621      $ 2,483,669      $ 1,859,246      $ 1,095,279
                                                                  ===========      ===========      ===========      ===========

                                                                        SMALL CAP VALUE                REAL ESTATE EQUITY
                                                                          SUBACCOUNT                         SUBACCOUNT
                                                                  ----------------------------     -----------------------------
                                                                     2005             2004            2005(1)            2004
                                                                  -----------      -----------     ------------      -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss) .............................     $    (5,703)     $   (24,857)    $  1,966,729      $   259,082
   Realized gain (loss) .....................................         453,881          544,287       10,274,886        3,756,468
   Change in unrealized appreciation (depreciation) during
     the year ...............................................         (42,974)         582,354      (13,055,762)       7,021,334
                                                                  -----------      -----------     ------------      -----------
Net increase (decrease) in net assets resulting from
  operations ................................................         405,204        1,101,784         (814,147)      11,036,884
Contract transactions:
   Net payments received from contract owners ...............          16,605           27,471           95,549          246,432
   Net transfers for contract benefits and terminations .....        (826,930)        (542,137)      (1,903,417)      (5,119,714)
   Net transfers between subaccounts ........................        (133,184)         564,039      (38,793,816)         205,643
                                                                  -----------      -----------     ------------      -----------
Net increase (decrease) in net assets resulting from
  contract transactions .....................................        (943,509)          49,373      (40,601,684)      (4,667,639)
                                                                  -----------      -----------     ------------      -----------
Total increase (decrease) in net assets .....................        (538,305)       1,151,157      (41,415,831)       6,369,245
Net assets at beginning of the year .........................       5,937,325        4,786,168       41,415,831       35,046,586
                                                                  -----------      -----------     ------------      -----------
Net assets end of the year ..................................     $ 5,399,020      $ 5,937,325     $         --      $41,415,831
                                                                  ===========      ===========     ============      ===========

(1) For the period from January 1, 2005 to May 2, 2005.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      FOR THE YEARS ENDED DECEMBER 31, 2005

                                                                      GROWTH & INCOME                        MANAGED
                                                                         SUBACCOUNT                         SUBACCOUNT
                                                             --------------------------------      --------------------------------
                                                                  2005              2004                2005               2004
                                                             -------------      -------------      -------------      -------------

Increase (decrease) in net assets from operations:
   Net investment income (loss) ........................     $   8,963,851      $     210,757      $   3,662,194      $   1,638,924
   Realized gain (loss) ................................       (18,117,358)       (21,041,308)        (6,915,087)       (10,679,040)
   Change in unrealized appreciation (depreciation)
      during the year ..................................        28,415,434         45,805,619          6,935,307         30,254,373
                                                             -------------      -------------      -------------      -------------
Net increase (decrease) in net assets resulting from
   operations ..........................................        19,261,927         24,975,068          3,682,414         21,214,257
Contract transactions:
   Net payments received from contract owners ..........         1,384,543          1,217,602          1,443,196          1,670,439
   Net transfers for contract benefits and terminations        (32,570,026)       (31,116,524)       (41,263,382)       (50,743,228)
   Net transfers between subaccounts ...................        (2,329,105)        (2,551,486)        (1,028,244)        (1,061,243)
                                                             -------------      -------------      -------------      -------------
Net increase (decrease) in net assets resulting from
   contract transactions ...............................       (33,514,588)       (32,450,408)       (40,848,430)       (50,134,032)
                                                             -------------      -------------      -------------      -------------
Total increase (decrease) in net assets ................       (14,252,661)        (7,475,340)       (37,166,016)       (28,919,775)
Net assets at beginning of the year ....................       274,750,386        282,225,726        330,446,735        359,366,510
                                                             -------------      -------------      -------------      -------------
Net assets end of the year .............................     $ 260,497,725      $ 274,750,386      $ 293,280,719      $ 330,446,735
                                                             =============      =============      =============      =============


                                                                         SHORT-TERM BOND              SMALL CAP EMERGING GROWTH
                                                                           SUBACCOUNT                         SUBACCOUNT
                                                                  ----------------------------      ----------------------------
                                                                      2005             2004            2005              2004
                                                                  -----------      -----------      -----------      -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss) .............................     $     8,350      $    59,851      $    57,519      $   (37,049)
   Realized gain (loss) .....................................         (18,090)          (6,809)         221,045          (92,836)
   Change in unrealized appreciation (depreciation) during
     the year ...............................................          39,103          (51,209)         619,793          727,526
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting from
  operations ................................................          29,363            1,833          898,357          597,641
Contract transactions:
   Net payments received from contract owners ...............          26,168           54,127           65,236           23,264
   Net transfers for contract benefits and terminations .....        (536,624)        (630,402)      (1,485,342)        (382,663)
   Net transfers between subaccounts ........................         (40,321)         160,113           30,434        4,927,148
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting from
  contract transactions .....................................        (550,777)        (416,162)      (1,389,672)       4,567,749
                                                                  -----------      -----------      -----------      -----------
Total increase (decrease) in net assets .....................        (521,414)        (414,329)        (491,315)       5,165,390
Net assets at beginning of the year .........................       3,758,956        4,173,285        7,108,863        1,943,473
                                                                  -----------      -----------      -----------      -----------
Net assets end of the year ..................................     $ 3,237,542      $ 3,758,956      $ 6,617,548      $ 7,108,863
                                                                  ===========      ===========      ===========      ===========


See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      FOR THE YEARS ENDED DECEMBER 31, 2005


                                                                      OVERSEAS EQUITY B                   EQUITY INDEX
                                                                           SUBACCOUNT                       SUBACCOUNT
                                                                  ----------------------------      ----------------------------
                                                                      2005             2004             2005              2004
                                                                  -----------      -----------      -----------      -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss) .............................     $    52,733      $   (18,225)     $    21,785      $    33,683
   Realized gain (loss) .....................................         128,718          (64,826)        (346,947)        (932,523)
   Change in unrealized appreciation (depreciation) during
     the year ...............................................         366,471          501,361          532,444        1,585,436
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting from
  operations ................................................         547,922          418,310          207,282          686,596
Contract transactions:
   Net payments received from contract owners ...............          28,051           21,455           48,151           97,896
   Net transfers for contract benefits and terminations .....        (979,719)        (211,390)      (1,032,857)      (1,593,859)
   Net transfers between subaccounts ........................        (472,003)       3,271,069          (58,900)         (18,512)
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting from
  contract transactions .....................................      (1,423,671)       3,081,134       (1,043,606)      (1,514,475)
                                                                  -----------      -----------      -----------      -----------
Total increase (decrease) in net assets .....................        (875,749)       3,499,444         (836,324)        (827,879)
Net assets at beginning of the year .........................       4,939,384        1,439,940        7,922,673        8,750,552
                                                                  -----------      -----------      -----------      -----------
Net assets end of the year ..................................     $ 4,063,635      $ 4,939,384      $ 7,086,349      $ 7,922,673
                                                                  ===========      ===========      ===========      ===========

                                                                          HIGH YIELD BOND                  GLOBAL BOND
                                                                            SUBACCOUNT                     SUBACCOUNT
                                                                  ----------------------------      ----------------------------
                                                                     2005(1)          2004             2005(1)           2004
                                                                  -----------      -----------      -----------      -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss) .............................     $    20,186      $    47,896      $    84,360      $   154,284
   Realized gain (loss) .....................................          (4,041)             306          150,086           86,057
   Change in unrealized appreciation (depreciation) during
     the year ...............................................         (50,072)          16,671         (298,564)          56,138
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting from
  operations ................................................         (33,927)          64,873          (64,118)         296,479
Contract transactions:
   Net payments received from contract owners ...............           1,577            3,826            2,219           44,067
   Net transfers for contract benefits and terminations .....         (74,472)        (134,929)        (109,141)        (523,502)
   Net transfers between subaccounts ........................      (1,016,189)         448,207       (3,335,768)         (68,000)
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting from
   contract transactions ....................................      (1,089,084)         317,104       (3,442,690)        (547,435)
                                                                  -----------      -----------      -----------      -----------
Total increase (decrease) in net assets .....................      (1,123,011)         381,977       (3,506,808)        (250,956)
Net assets at beginning of the year .........................       1,123,011          741,034        3,506,808        3,757,764
                                                                  -----------      -----------      -----------      -----------
Net assets end of the year ..................................     $        --      $ 1,123,011      $        --      $ 3,506,808
                                                                  ===========      ===========      ===========      ===========

(1) For the period from January 1, 2005 to May 2, 2005.


See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                      FOR THE YEARS ENDED DECEMBER 31, 2005


                                                                                    EQUITY
                                                                   BLUE CHIP D      INCOME D       GLOBAL BOND D    HIGH YIELD D
                                                                   SUBACCOUNT      SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                                  -----------      -----------     --------------   ------------
                                                                     2005(2)         2005(2)           2005(2)         2005(2)
                                                                  -----------      -----------      -----------     ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) .............................     $  (531,249)     $   (78,213)     $   (30,542)     $    (6,820)
   Realized gain (loss) .....................................         429,611           99,167          (22,849)          14,719
   Change in unrealized appreciation (depreciation) during
     the year ...............................................       6,768,413          506,335         (190,439)          37,047
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting from
  operations ................................................       6,666,775          527,289         (243,830)          44,946
Contract transactions:
   Net payments received from contract owners ...............         194,707           23,979            5,820            1,233
   Net transfers for contract benefits and terminations .....      (4,693,549)      (1,386,007)        (278,993)        (141,107)
   Net transfers between subaccounts ........................      54,733,340        9,013,194        3,708,874          728,542
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets resulting from
  contract transactions .....................................      50,234,498        7,651,166        3,435,701          588,668
                                                                  -----------      -----------      -----------      -----------
Net increase (decrease) in net assets .......................      56,901,273        8,178,455        3,191,871          633,614
Net assets at the beginning of the year .....................              --               --               --               --
                                                                  -----------      -----------      -----------      -----------
Net assets at the end of the year ...........................     $56,901,273      $ 8,178,455      $ 3,191,871      $   633,614
                                                                  ===========      ===========      ===========      ===========


                                                                   LARGE CAP         MID CAP       REAL ESTATE
                                                                   GROWTH D          STOCK D       SECURITIES D
                                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT         TOTAL
                                                                    2005(2)          2005(2)          2005(2)          2005
                                                                  -----------      -----------     ------------    -------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) .............................     $   (55,125)     $   (83,927)     $  (381,169)   $  16,516,303
   Realized gain (loss) .....................................          40,736          191,814          397,157      (51,129,344)
   Change in unrealized appreciation (depreciation) during
     the year ...............................................         363,611        1,986,615        4,848,133       72,490,139
                                                                  -----------      -----------      -----------    -------------
Net increase (decrease) in net assets resulting from
  operations ................................................         349,222        2,094,502        4,864,121       37,877,098
Contract transactions:
   Net payments received from contract owners ...............          28,768           18,458           94,144        4,675,596
   Net transfers for contract benefits and terminations .....        (613,162)      (1,045,340)      (3,552,885)    (118,845,510)
   Net transfers between subaccounts ........................       6,239,033        8,425,068       39,075,967       (1,133,747)
                                                                  -----------      -----------      -----------    -------------
Net increase (decrease) in net assets resulting from
   contract transactions ....................................       5,654,639        7,398,186       35,617,226     (115,303,660)
                                                                  -----------      -----------      -----------    -------------
Net increase (decrease) in net assets .......................       6,003,861        9,492,688       40,481,347      (77,426,563)
Net assets at the beginning of the year .....................              --               --               --      931,727,610
                                                                  -----------      -----------      -----------    -------------
Net assets at the end of the year ...........................     $ 6,003,861      $ 9,492,688      $40,481,347    $ 854,301,047
                                                                  ===========      ===========      ===========    =============

2) For the period from May 2, 2005, commencement of operations to December 31, 2005.

See accompanying notes

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2005

1.      ORGANIZATION

John Hancock Variable Annuity Account U (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock), which is a wholly-owned subsidiary of Manulife Financial Corporation (MFC). The Account was formed to fund variable annuity contracts (Contracts) issued by JHLICO. Currently, the Account funds the Accommodator, Independence and Signature Variable Annuity Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended (the "Act"), and currently consists of nineteen sub-accounts.

Prior to May 2, 2005, the assets of each sub-account were invested exclusively in shares of a corresponding Fund of John Hancock Trust Variable Series Trust I (the Series Trust). On May 2, 2005, the Series Trust underwent a re-organization, whereby the net assets of the Series Trust were acquired by Funds of John Hancock Trust (the "Trust", formerly Manufacturers Investment Trust). The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable annuities. As a result, certain sub-accounts previously invested in Funds of the Series Trust ceased operations on May 2, 2005. Simultaneously, the Account created new sub-accounts, which commenced operations on May 2, 2005, to invest in the NAV Series Share Class of the corresponding Funds of the Trust that acquired the previous corresponding Funds of the Series Trust.

Effective May 2, 2005, the following subaccounts of the Account were terminated as investment options and the funds transferred to newly created subaccounts as follows:

          TERMINATED:                  FUNDS TRANSFERRED TO:
          Large Cap Growth             Blue Chip D
          Fundamental Value            Equity Income D
          Large Cap Value              Equity Income D
          Global Bond                  Global Bond D
          High Yield Bond              High Yield D
          Earnings Growth              Large Cap Growth D
          Mid Cap Growth               Mid Cap Stock D
          Real Estate Equity           Real Estate Securities D


The terminated Sub-accounts listed above had no net assets at December 31, 2005. Accordingly, no statement of assets and liabilities are presented for these subaccounts as of December 31, 2005

New sub-accounts may be added as new Funds are added to the Trust, or as other investment options are developed, and made available to contract owners. The nineteen Funds of the Trust, which are currently available, are the Active Bond, International Equity Index, Money Market, Bond Index, Mid Cap Value B, Small Cap Value, Growth & Income, Managed, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B, Equity Index, Blue Chip D, Equity Income D, Global Bond D, High Yield D, Large Cap Growth D, Mid Cap Stock D, and Real Estate Securities D Sub-accounts. Each Portfolio has a different investment objective.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHLICO may conduct.



2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                DECEMBER 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

VALUATION OF INVESTMENTS

Investment in shares of the Trust are valued at the reported net asset values of the respective underlying Portfolio. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by John Hancock Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by John Hancock Life Insurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company. The total contracts in payout were $23,105,646.28 as of December 31, 2005.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which assets charges are deducted at an annual rate of 1.00% to 1.40% of net assets.

JHLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases and the surrender fee and annual contract fee, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/JHLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or John Hancock Life Insurance Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2005.

3. TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                DECEMBER 31, 2005

4. DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust at December 31, 2005 were as follows:


SUBACCOUNT                                              SHARES OWNED        COST              VALUE
--------------------------------------------------      ------------    ------------     -------------
Active Bond ......................................       10,858,221     $104,369,783     $105,610,461
International Equity Index .......................        1,114,497       17,302,711       18,979,880
Money Market .....................................       20,853,192       20,853,192       20,853,192
Bond Index .......................................          190,782        1,937,649        1,932,621
Mid Cap Value B ..................................          150,546        1,705,721        1,859,246
Small Cap Value ..................................          257,833        4,111,252        5,399,020
Growth & Income ..................................       20,193,622      313,884,700      260,497,725
Managed ..........................................       21,580,627      309,933,849      293,280,719
Short-Term Bond ..................................          324,078        3,253,679        3,237,542
Small Cap Emerging Growth ........................          650,693        4,925,038        6,617,548
Overseas Equity B ................................          324,571        3,270,729        4,063,635
Equity Index .....................................          446,525        6,578,102        7,086,349
Blue Chip D ......................................        3,212,946       50,132,860       56,901,273
Equity Income D ..................................          485,368        7,672,120        8,178,455
Global Bond D ....................................          222,430        3,382,311        3,191,871
High Yield D .....................................           61,576          596,566          633,614
Large Cap Growth D ...............................          598,590        5,640,250        6,003,861
Mid Cap Stock D ..................................          608,896        7,506,074        9,492,688
Real Estate Securities D .........................        1,630,340       35,633,214       40,481,347



Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust during 2004 were as follows:


SUBACCOUNT                                              PURCHASES         SALES
--------------------------------------------------     -----------     -----------
Large Cap Growth .................................     $    67,220     $58,849,887
Active Bond ......................................       2,490,815      14,558,562
International Equity Index .......................       3,067,150       2,669,394
Earnings Growth ..................................          57,354       6,604,772
Large Cap Value ..................................         475,196       6,267,563
Fundamental Value ................................         274,150       2,987,518
Money Market .....................................       3,934,925       8,035,752
Mid Cap Growth ...................................         488,923       9,147,414
Bond Index .......................................         195,570         762,336
Mid Cap Value B ..................................       1,030,411         383,203
Small Cap Value ..................................         928,830       1,878,043
Real Estate Equity ...............................       2,428,523      41,063,479
Growth & Income ..................................      12,554,791      37,105,528


                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                DECEMBER 31, 2005

4. DETAILS OF INVESTMENTS -- (CONTINUED)



SUBACCOUNT                                                PURCHASES        SALES
----------------------------------------------------------------------------------
Managed ..........................................     $ 8,053,222     $45,239,459
Short-Term Bond ..................................         163,525         705,951
Small Cap Emerging Growth ........................         532,643       1,864,798
Overseas Equity B ................................         621,700       1,992,637
Equity Index .....................................         934,298       1,956,118
High Yield Bond ..................................          82,865       1,151,763
Global Bond ......................................         323,361       3,681,692
Blue Chip D ......................................      55,170,407       5,467,159
Equity Income D ..................................       9,154,524       1,581,571
Global Bond D ....................................       4,053,214         648,054
High Yield D .....................................       1,123,506         541,659
Large Cap Growth D ...............................       6,350,560         751,047
Mid Cap Stock D ..................................       8,871,887       1,557,627
Real Estate Securities D .........................      39,757,176       4,521,119



5. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:


                                            AT DECEMBER 31               FOR THE YEARS ENDED AND PERIODS ENDED DECEMBER 31
                               -----------------------------------------------------------------------------------------------
                               UNIT       UNITS FAIR VALUE    ASSETS     EXPENSES RATIO*       INCOME        TOTAL RETURN***
   SUBACCOUNT                  (000S)     HIGHEST TO LOWEST   (000S)    HIGHEST TO LOWEST      RATIO**       HIGHEST TO LOWEST
-----------------              -----------------------------------------------------------------------------------------------
Blue Chip D           2005     1,839      $35.40 to $9.98    $ 56,901      1.4% to 0.85%       0.00%(b),(a) 12.91% to 12.49%(b)

Large Cap Growth      2005        --        31.38 to 8.84          --      1.4 to 0.85         0.00(b)      (6.06) to (6.21)(b)
                      2004     2,125       33.42 to 29.15      62,330        1.4 to 1          0.68            3.30 to 2.89
                      2003(d)  2,455       32.35 to 28.33      69,934        1.4 to 1          0.26           24.37 to 23.87
                      2002     2,858       26.01 to 22.87      65,683        1.4 to 1          0.32         (28.54) to (28.84)
                      2001     3,711       36.40 to 32.14     119,827        1.4 to 1          0.15         (18.37) to (18.67)

Active Bond           2005     3,009       71.27 to 11.89     105,610      1.4 to 0.64         1.33            1.89 to 1.12
                      2004     3,396       69.93 to 24.16     116,761        1.4 to 1          3.39            4.08 to 3.29
                      2003     3,904       67.19 to 23.39     127,866        1.4 to 1          4.37            5.80 to 5.00
                      2002     4,510       63.51 to 22.28     138,498        1.4 to 1          5.18            6.58 to 5.97
                      2001     5,356       59.59 to 21.06     151,948        1.4 to 1          6.06            6.79 to 5.99

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                DECEMBER 31, 2005

                         5. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31                   FOR THE YEARS ENDED AND PERIODS ENDED DECEMBER 31
                             ------------------------------------------------------------------------------------------------------
                                                                                                  INVESTMENT
                               UNITS        UNIT FAIR VALUE        ASSETS      EXPENSES RATIO*      INCOME       TOTAL RETURN***
   SUBACCOUNT                  (000s)       HIGHEST TO LOWEST      (000S)     HIGHEST TO LOWEST     RATIO**      HIGHEST TO LOWEST
--------------               ------------------------------------------------------------------------------------------------------
 International
  Equity Index       2005         885        $24.83 to $16.01      $18,980       1.4% to 0.85%      1.22%          15.85% to 15.21%
                     2004         942         21.47 to 18.43        17,530         1.4 to 1          2.23           19.05 to 18.57
                     2003(d)    1,042         18.03 to 15.55        16,323         1.4 to 1          2.93           40.58 to 40.02
                     2002       1,194         12.83 to 11.10        13,350         1.4 to 1          1.75         (16.03) to (16.42)
                     2001       1,567         15.28 to 13.28        20,917         1.4 to 1          1.70         (21.07) to (21.37)

   Large Cap
    Growth D         2005         527          11.77 to 9.47         6,004        1.4 to 0.85        0.00(b),(a)    6.41 to 6.01(b)

Earnings Growth      2005          --          11.07 to 8.90            --        1.4 to 0.85        0.07(b)     (5.24) to (5.41)(b)
                     2004         612         11.69 to 11.29         6,923         1.4 to 1          0.73            1.63 to 1.22
                     2003(d)      747         11.50 to 11.15         8,355         1.4 to 1          0.06           23.56 to 23.07
                     2002         868          9.31 to 9.06          7,887         1.4 to 1            --(a)      (33.07) to (33.33)
                     2001       1,234         13.91 to 13.59        16,807         1.4 to 1            --(a)      (37.54) to (37.83)

Equity Income D      2005         378         22.34 to 12.07         8,178        1.4 to 0.85        0.00(b),(a)    6.25 to 5.85(b)

Large Cap Value      2005          --         21.05 to 11.36            --        1.4 to 0.85        0.48(b)     (2.95) to (3.12)(b)
                     2004         292         21.70 to 20.96         6,158         1.4 to 1          1.59           13.86 to 13.41
                     2003         286         19.06 to 18.49         5,315         1.4 to 1          1.90           24.26 to 23.76
                     2002         321         15.34 to 14.94         4,805         1.4 to 1          1.60         (14.11) to (14.43)
                     2001         389         17.86 to 17.46         6,805         1.4 to 1          1.59           0.22 to (0.17)

  Fundamental
     Value           2005          --         12.03 to 11.06            --        1.4 to 0.85        0.41(b)     (0.98) to (1.16)(b)
                     2004         239         12.17 to 11.17         2,884         1.4 to 1          1.54           14.44 to 13.99
                     2003(d)      274          10.68 to 9.76         2,902         1.4 to 1          1.40           27.42 to 26.91
                     2002(e)      327          8.41 to 7.66          2,729         1.4 to 1          1.22         (18.25) to (18.59)
                     2001         427          10.33 to 9.37         4,382         1.4 to 1          0.42        (6.30) to (8.26)(f)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                DECEMBER 31, 2005

                          5. UNIT VALUES -- (CONTINUED)

                                             AT DECEMBER 31                  FOR THE YEARS ENDED AND PERIODS ENDED DECEMBER 31
                             ------------------------------------------------------------------------------------------------------
                                                                                                INVESTMENT
                              UNITS        UNIT FAIR VALUE       ASSETS     EXPENSES RATIO*        INCOME        TOTAL RETURN***
 SUBACCOUNT                  (000S)      HIGHEST TO LOWEST       (000S)    HIGHEST TO LOWEST       RATIO**      HIGHEST TO LOWEST
-------------                ------------------------------------------------------------------------------------------------------
  Money Market      2005      1,099       $28.37 to $10.29       $20,853      1.4% to 0.85%        2.89%         2.09% to 1.53%
                    2004      1,372        27.83 to 14.84         25,009         1.4 to 1          1.06           0.08 to (.32)
                    2003      1,825        27.81 to 14.88         32,663         1.4 to 1          0.96         (0.05) to (0.45)
                    2002      2,521        27.82 to 14.95         44,287         1.4 to 1          1.47           0.54 to 0.07
                    2001      2,818        27.69 to 14.94         49,416         1.4 to 1          3.91           2.90 to 2.47

 Mid Cap Stock D    2005        329        29.64 to 14.65          9,493       1.4 to 0.85         0.00(b)(a)   26.50 to 26.04(b)

 Mid Cap Growth     2005         --        23.52 to 11.58             --       1.4 to 0.85         0.00(b)(a)  (7.64) to (7.80)(b)
                    2004        395        25.51 to 17.05          9,642         1.4 to 1            --(a)       10.56 to 10.12
                    2003        437        23.16 to 15.42          9,859         1.4 to 1            --(a)       45.41 to 44.83
                    2002        465        15.99 to 10.60          7,304         1.4 to 1            --(a)     (21.94) to (22.27)
                    2001        585        20.57 to 13.58         11,848         1.4 to 1            --(a)         1.8 to 1.43

   Bond Index       2005        149        13.29 to 11.78          1,933       1.4 to 0.85         1.70           1.53 to 0.97
                    2004        193        13.11 to 12.80          2,484         1.4 to 1          4.52           3.01 to 2.60
                    2003(d)     228        12.73 to 12.47          2,855         1.4 to 1          4.28           2.57 to 2.16
                    2002(e)     258        12.41 to 12.21          3,160         1.4 to 1          5.18           8.86 to 8.44
                    2001         96        11.40 to 11.26          1,087         1.4 to 1          6.34         (6.23) to (6.64)

 Mid Cap Value B    2005         95        19.85 to 14.24          1,859       1.4 to 0.85         0.04           6.48 to 5.90
                    2004(d)      60        18.67 to 18.23          1,095         1.4 to 1          0.39          17.56 to 17.09
                    2003(e)      36        15.89 to 15.57            561         1.4 to 1          3.56          43.71 to 43.14
                    2002         40        11.05 to 10.87            434         1.4 to 1          0.50        (16.10) to (16.38)
                    2001         32        13.17 to 13.00            420         1.4 to 1          0.51         (0.45) to (0.91)

 Small Cap Value    2005        241             22.37              5,399           1.4             0.16               7.69
                    2004        286             20.76              5,937           1.4             0.90          23.62 to 23.62
                    2003        285             16.79(c)           4,786           1.4(c)          0.66              36.05(c)
                    2002(e)     296             12.34              3,649           1.4             0.58              (7.77)
                    2001        304             13.38              4,068           1.4             0.79             (17.47)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                DECEMBER 31, 2005

                          5. UNIT VALUES -- (CONTINUED)

                                             AT DECEMBER 31                FOR THE YEARS ENDED AND PERIODS ENDED DECEMBER 31
                             ------------------------------------------------------------------------------------------------------
                                                                                                 INVESTMENT
                              UNITS        UNIT FAIR VALUE       ASSETS     EXPENSES RATIO*        INCOME       TOTAL RETURN***
   SUBACCOUNT                (000S)       HIGHEST TO LOWEST      (000S)    HIGHEST TO LOWEST       RATIO**      HIGHEST TO LOWEST
-------------                ------------------------------------------------------------------------------------------------------
   Real Estate
  Securities D      2005        737        $57.17 to $19.01      $40,481      1.4% to 0.85%        $0.00(b)(a)   13.19% to 12.77%(b)

   Real Estate
     Equity         2005         --          50.56 to 16.79           --       1.4 to 0.85          0.81(b)      (1.64) to (1.81)(b)
                    2004(d)     835          51.42 to 49.48       41,416         1.4 to 1           2.09          35.13 to 34.59
                    2003        952          38.06 to 36.76       35,047         1.4 to 1           3.21          35.53 to 34.99
                    2002      1,072          28.08 to 27.23       29,237         1.4 to 1           4.42          0.36 to (0.07)
                    2001      1,255          27.98 to 27.25       34,228         1.4 to 1           4.00           4.68 to 4.29

 Growth & Income    2005      4,738         175.89 to 11.29      260,498       1.4 to 0.58          0.18           7.47 to 8.35
                    2004      5,398         162.33 to 31.20      274,750         1.4 to 1           1.09           10.32 to 9.41
                    2003(d)   6,173         147.15 to 28.52      282,226         1.4 to 1           0.89          23.63 to 22.62
                    2002      7,155         119.03 to 23.26      260,553         1.4 to 1           0.71        (22.63) to (23.26)
                    2001      9,056         153.85 to 30.31      413,308         1.4 to 1           0.47        (15.93) to (16.62)

     Managed        2005     10,194          32.51 to 11.11      293,281       1.4 to 0.85          0.60           1.84 to 1.28
                    2004     11,634          31.97 to 28.29      330,447         1.4 to 1           1.87           7.11 to 6.68
                    2003(d)  13,501          29.85 to 26.52      359,367         1.4 to 1           3.17          17.82 to 17.35
                    2002     15,965          25.33 to 22.60      361,998         1.4 to 1           1.74        (14.11) to (14.43)
                    2001     20,306          29.49 to 26.41      537,849         1.4 to 1           2.14         (3.82) to (4.21)

 Short-Term Bond    2005        217          14.95 to 10.90        3,238       1.4 to 0.85          1.61           1.30 to 0.75
                    2004        254          14.84 to 14.24        3,759         1.4 to 1           2.96           0.41 to 0.01
                    2003(d)     283          14.84 to 14.18        4,173         1.4 to 1           3.41           1.74 to 1.33
                    2002(e)     348          14.64 to 13.94        5,075         1.4 to 1           4.26           4.65 to 4.20
                    2001        272          14.05 to 13.32        3,811         1.4 to 1           5.45           6.99 to 6.60

    Small Cap
 Emerging Growth    2005        498          13.75 to 12.59        6,618       1.4 to 0.85            --(a)        16.35 to 15.71
                    2004        619          11.84 to 11.43        7,109         1.4 to 1             --(a)         8.36 to 7.93
                    2003(d)     183          10.92 to 10.59        1,943         1.4 to 1             --           47.35 to 46.76
                    2002        186            7.41 to 7.22        1,345         1.4 to 1           0.18        (28.95) to (29.15)
                    2001        223          10.43 to 10.19        2,279         1.4 to 1           0.04         (4.75) to (5.12)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                DECEMBER 31, 2005

                          5. UNIT VALUES -- (CONTINUED)

                                             AT DECEMBER 31                     FOR THE YEARS ENDED AND PERIODS ENDED DECEMBER 31
                             --------------------------------------------------------------------------------------------------
                                                                                            INVESTMENT
                              UNITS    UNIT FAIR VALUE       ASSETS     EXPENSES RATIO*        INCOME         TOTAL RETURN***
   SUBACCOUNT                (000s)   HIGHEST TO LOWEST      (000s)    HIGHEST TO LOWEST       RATIO**       HIGHEST TO LOWEST
-------------                --------------------------------------------------------------------------------------------------

Overseas
Equity  B           2005       292    $14.44 to $13.57        $4,064        1.4% to 0.85%        0.60%         17.41% to 16.76%
                    2004       413     12.32 to 11.90          4,939          1.4 to 1           0.37           9.92 to 9.48
                    2003(d)    132     11.20 to 10.87          1,440          1.4 to 1           1.45          31.04 to 30.52
                    2002       162      8.55 to 8.33           1,350          1.4 to 1           0.64        (19.03) to (19.28)
                    2001       202     10.56 to 10.32          2,085          1.4 to 1           0.80        (21.71) to (22.05)

  Equity Index      2005       370     19.80 to 11.17          7,086         1.4 to 0.85         0.49           3.76 to 3.20
                    2004       427     19.11 to 18.46          7,923          1.4 to 1           1.76           9.60 to 9.16
                    2003(d)    516     17.44 to 16.91          8,751          1.4 to 1           3.00          27.15 to 26.64
                    2002       525     13.71 to 13.35          7,032          1.4 to 1           1.33        (23.11) to (23.41)
                    2001       719     17.83 to 17.43         12,561          1.4 to 1           1.18        (12.85) to (13.20)

  High Yield D      2005        59     11.79 to 10.72            634         1.4 to 0.85         0.00(b),(a)    6.00 to 5.60(b)

High Yield Bond     2005        --     11.12 to 10.15             --         1.4 to 0.85         0.02(b)       (2.88) to (3.05)(b)
                    2004       106     10.73 to 10.47          1,123          1.4 to 1           6.71           7.07 to 6.64
                    2003(d)     75     10.02 to 9.82             741          1.4 to 1           6.83          15.35 to 14.89
                    2002        59      8.69 to 8.55             502          1.4 to 1           9.27         (5.44) to (5.84)
                    2001        81      9.19 to 9.08             734          1.4 to 1          10.01           1.10 to 0.78

 Global Bond D      2005       187     17.60 to 13.92          3,192         1.4 to 0.85         0.00(b),(a)   (6.50) to (6.85)(b)

  Global Bond       2005        --     18.85 to 14.89             --         1.4 to 0.85         2.68(b)     (1.65) to (1.85)(b)
                    2004       189     19.17 to 18.52          3,507          1.4 to 1           5.74           9.53 to 9.10
                    2003(d)    221     17.50 to 16.97          3,758          1.4 to 1           6.32          14.75 to 14.29
                    2002(e)    229     15.25 to 14.85          3,415          1.4 to 1           5.77          17.67 to 17.21
                    2001       137     12.96 to 12.67          1,738          1.4 to 1           3.19         (2.48) to (2.84)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                DECEMBER 31, 2005


5. UNIT VALUES -- (CONTINUED)


* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a        Portfolio distributed no dividends during the period.

b There were no new funds added or closed during 2004, 2003, 2002, or 2001. The commencement and closing of subaccount operations for 2005 is as follows:

SUBACCOUNTS OPENED                                                                                                2005
----------------------------------------------------------------------------------------------------------------------
Blue Chip D..............................................................................................        May 2
Equity Income D..........................................................................................        May 2
Global Bond D............................................................................................        May 2
High Yield D.............................................................................................        May 2
Large Cap Growth D.......................................................................................        May 2
Mid Cap Stock D..........................................................................................        May 2
Real Estate Securities D.................................................................................        May 2


SUBACCOUNTS CLOSED                                                                                                 2005
-----------------------------------------------------------------------------------------------------------------------
Large Cap Growth.........................................................................................         May 2
Earnings Growth..........................................................................................         May 2
Large Cap Value..........................................................................................         May 2
Fundamental Value........................................................................................         May 2
Mid Cap Growth...........................................................................................         May 2
Real Estate Equity.......................................................................................         May 2
High Yield Bond..........................................................................................         May 2
Global Bond..............................................................................................         May 2



c     The Subaccount had one share class.

d     Certain amounts in 2003 have been reclassified to permit comparison.

e     Certain amounts in 2002 have been reclassified to permit comparison.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                DECEMBER 31, 2005


f    Inception date of sub-account operations was September 10, 2001.


6.  DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

(1) Financial Statements of the Registrant, John Hancock Life Insurance Company Variable Annuity Account U [FILED HEREWITH]

(2) Financial Statements of the Depositor, John Hancock Life Insurance Company [FILED HEREWITH]

(B) EXHIBITS:

1. John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account U, dated April 8, 1996; incorporated herein by reference to the Registrant's Registration Statement, filed with the Commission on July 18, 1996.

2.          Not Applicable.

3.    (a)   Form of Distribution and Servicing Agreement by and among John
            Hancock Distributors (formerly known as Manulife Securities Services
            LLC), John Hancock Life Insurance Company and John Hancock Variable
            Life Insurance Company and their respective existing and future
            Separate Accounts, incorporated by reference to Post-Effective
            Amendment No. 50 to File No. 002-38827 filed on Form N-4 on April
            28, 2006

      (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on Form N-4 on November 17, 2000.

4. Form of periodic payment deferred annuity contract (90-70), included in the original Form N-4 Registration Statement under the Securities Act of 1933 of this Account (File No. 33-34813) filed on May 4, 1990.

5. Form of annuity contract application (Form 15648) included in the original Form N-4 Registration Statement under the Securities Act of 1933 of this Account (File No. 33-34813) filed on May 4, 1990.

6.    (a)   John Hancock Life Insurance Company's Restated Articles of
            Organization, are incorporated by reference from Form S-6 to Post-Effective Amendment No. 10 to File No. 333-76662, filed on
            March 7, 2001.

      (b) John Hancock's Articles of Amendment are incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-91448, filed on September 23, 2002.

      (c) John Hancock Life Insurance Company's Amended and Restated By-Laws are hereby incorporated by reference to the Annual Report filed on Form 10-K, file No. 333-45862, filed with the Commission on March 28, 2002.

7.          Not Applicable.

8.          Not Applicable.

9. Opinion and Consent of Counsel, incorporated by reference from File No. 333-81103, filed on Form N-4 on August 9, 1999.

10.   (a)   Not applicable

      (b)   Consent of independent auditors Filed Herewith

      (c)   Power of attorney for David F. D'Alessandro, Foster L. Aborn, Wayne
            A. Budd, John M. Connors, Jr., John M. De Ciccio, Richard B. DeWolfe, Robert E. Fast, Thomas P. Glynn, Michael C. Hawley, Edward
            H. Linde, R. Robert Popeo, and Robert J. Tarr are incorporated by reference to Post-Effective Amendment No. 2 to File No. 333-70734, filed on September 12, 2002. Power of attorney for Robert J. Davis, incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-84783, filed on February 13, 2003.

      (d) Power of attorney for James R. Boyle, Jonathan Chiel, Robert A. Cook, Marc Costantini, John D. DesPrez III, and Warren Thompson , [FILED HEREWITH]

11.         Not Applicable.

12.         Not Applicable.

ITEM 25. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY


NAME AND PRINCIPAL BUSINESS ADDRESS         POSITION WITH DEPOSITOR
John D. DesPrez III*                        Chairman, President and Chief Executive Officer
James R. Boyle*                             Director, Executive Vice President
Jonathan Chiel*                             Director, Executive Vice President and General Counsel-John Hancock
Robert A. Cook*                             Director, Executive Vice President
Marc Costantini*                            Director, Senior Vice President and Chief Financial Officer
Warren A. Thomson*                          Director, Executive Vice President and Chief Investment Officer-US Investments
Donald A. Guloien**                         Senior Executive Vice President
Peter H. Rubenovitch                        Senior Executive Vice President
Leo de Bever                                Executive Vice President
Robert T. Cassato                           Executive Vice President
Simon R. Curtis                             Executive Vice President
Marianne Harrison                           Executive Vice President
Beverly S. Margolian                        Executive Vice President
Peter A. Stuart                             Executive Vice President
Alison Alden                                Senior Vice President
Philip Armstrong                            Senior Vice President
Peter Copestake                             Senior Vice President and Treasurer
Donna Driscoll                              Senior Vice President
Steven Finch                                Senior Vice President
James D. Gallagher                          Senior Vice President
Patrick Gill                                Senior Vice President and Controller
Peter Gordon                                Senior Vice President
Scott S. Hartz                              Senior Vice President
Norman Light                                Senior Vice President
Gregory Mack                                Senior Vice President
Ronald J. McHugh                            Senior Vice President
Laura A. Moore                              Senior Vice President
John Ostler                                 Senior Vice President
William H. Palmer                           Senior Vice President
Diana L. Scott                              Senior Vice President
Alan R. Seghezzi                            Senior Vice President and Counsel
Ivor J. Thomas                              Senior Vice President
John G. Vrysen                              Senior Vice President
Keith Walter                                Senior Vice President
Emanuel Alves                               Vice President, Counsel and Corporate Secretary
Loida R. Abraham                            Vice President
Emanuel Alves                               Vice President, Counsel, and Corporate Secretary
June Amori                                  Vice President
Roy V. Anderson                             Vice President
Susan Bellingham                            Vice President
Wendy A. Benson                             Vice President
Stephen J. Blewitt                          Vice President
Robert Boyda                                Vice President
George H. Braun                             Vice President
James Brockelman                            Vice President
John Burrow                                 Vice President
William Burrow                              Vice President
Tyler Carr                                  Vice President
Philip Clarkson                             Vice President and Counsel
Brian Collins                               Vice President
John J. Danello                             Vice President
Willma Davis                                Vice President
Brent Dennis                                Vice President
Michael Dommeruth                           Vice President
Carol Nicholson Fulp                        Vice President
John Egbert                                 Vice President
Edward Eng                                  Vice President
Paul C. English                             Vice President
Patrick Flynn                               Vice President
Joseph A. Fournier                          Vice President
Richard Harris                              Vice President and Appointed Actuary
David Hayter                                Vice President
Kevin Hill                                  Vice President
E. Kendall Hines                            Vice President
James C. Hoodlet                            Vice President and Counsel
Naveed Irshad                               Vice President
Roy Kapoor                                  Vice President
Robert Kilimnik                             Vice President
Frank Knox                                  Vice President
Jonathan Kutrubes                           Vice President
Cynthia Lacasse                             Vice President
Robert Leach                                Vice President
David Libbey                                Vice President
David Longfritz                             Vice President
Katherine MacMillan                         Vice President
Janis K. McDonough                          Vice President
William McPadden                            Vice President
John Maynard                                Vice President
Peter J. Mongeau                            Vice President
Curtis Morrison                             Vice President
Karen V. Morton-Grooms                      Vice President and Counsel
Colm D. Mullarkey                           Vice President
Scott Navin                                 Vice President
Nina Nicolosi                               Vice President
Kenneth V. Nordstrom                        Vice President
Gerardine F. Pangaro                        Vice President
Phillip J. Peters                           Vice President
Steven Pinover                              Vice President
John W. Pluta                               Vice President
Deborah A. Poppel                           Vice President
S. Mark Ray                                 Vice President
Jill Rebman                                 Vice President
Karl G. Reinhold                            Vice President
Mark Rizza                                  Vice President
Andrew Ross                                 Vice President
George Rothauser                            Vice President
Thomas Samoluk                              Vice President
Margo Sammons                               Vice President
Joseph Scott                                Vice President
Gordon Shone                                Vice President
Jonnie Smith                                Vice President
Bruce R. Speca                              Vice President
Yiji S. Starr                               Vice President
Michael H. Studley                          Vice President and Counsel
Brooks E. Tingle                            Vice President
Dennis Turner                               Vice President
Randy Zipse                                 Vice President
Wayne Zuk                                   Vice President and Assistant Treasurer
Gordon Pansegrau                            Chief Compliance Officer, Investments


*Principal business office is 601 Congress Street, Boston, MA 02210 **Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of JHLICO, operated as a unit investment trust. Registrant supports benefits payable under JHLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHLICO directly controls Registrant.

The Depositor is controlled by John Hancock Financial Services, Inc. ("JHFS"). A list of persons controlled by JHFS is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 15, 2004.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2005 appears below:

                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                               ACTIVE CORPORATIONS
                             AS OF DECEMBER 31, 2005

                                                                                    % OF     JURISDICTION OF
AFFILIATE                                                               LEGAL ID   EQUITY     INCORPORATION
---------                                                               --------   ------   ----------------
MANULIFE FINANCIAL CORPORATION                                               2        100   CANADA
   John Hancock Holdings (Delaware) LLC                                   0275        100   Delaware
      John Hancock Financial Services, Inc.                                  3        100   Delaware
   The Manufacturers Life Insurance Company                                  1        100   Canada
      Manulife Bank of Canada                                               58        100   Canada
      Manulife Financial Services Inc.                                     199        100   Canada
      Manulife Securities International Ltd.                                79        100   Canada
      Manulife Canada Ltd.                                                 157        100   Canada
      First North American Insurance Company                               111        100   Canada
      Equinox Financial Group, Inc.                                        239        100   Canada
      EIS Insurance Services, Inc.(1)                                                  50   Canada
      Cantay Holdings Inc.                                                  51        100   Ontario
      Regional Power, Inc.                                                 136       83.5   Canada
      Manulife Data Services, Inc.                                          81        100   Barbados
      Manulife Capital Inc.                                                278        100   Canada
      MSIL Holdings (Canada) Limited                                       289        100   Canada
      880 Belgrave Way Holdings Ltd.                                                  100   British Columbia
      6212344 Canada Limited                                               272        100   Canada
      Manulife Enterprise (Alberta) Limited                                276        100   Alberta
      Manulife Enterprise (Bermuda) Limited                                277        100   Bermuda
      1293319 Ontario Inc.                                                 170        100   Ontario
      3426505 Canada Inc.                                                  161        100   Canada
      FNA Financial Inc.                                                   115        100   Canada
         Elliot & Page Limited                                             116        100   Ontario
      NAL Resources Limited                                                117        100   Alberta
      NAL Resources Management Limited                                     120        100   Canada
      2015500 Ontario Inc.                                                 154        100   Ontario
      NALC Holdings Inc.(2)                                                103         50   Ontario
      2015401 Ontario Inc.                                                 140        100   Ontario
      2024385 Ontario Inc.                                                 153        100   Ontario
      Cavalier Cable, Inc.(3)                                                          78   Delaware
      MFC Global Investment Management (U.S.A.) Limited                    156        100   Canada
      MFC Global Fund Management (Europe) Limited                                     100   England
            MFC Global Investment Management (Europe) Limited               64        100   England
      Manulife Holdings (Alberta) Limited                                  201        100   Alberta
         Manulife Holdings (Delaware) LLC                                  205        100   Delaware
            The Manufacturers Investment Corporation                        87        100   Michigan
               Manulife Reinsurance Limited                                 67        100   Bermuda
                  Manulife Reinsurance (Bermuda) Limited                   203        100   Bermuda
               John Hancock Life Insurance Company (U.S.A.)                 19        100   Michigan
                  Manulife Service Corporation                               7        100   Colorado
                  John Hancock Distributors LLC                              5        100   Delaware

                  John Hancock Investment Management Services, LLC(4)       97         57   Delaware
                  John Hancock Life Insurance Company of New York           94        100   New York
                  Ennal, Inc.                                              124        100   Delaware
                  Avon Long Term Care Leaders LLC                          158        100   Delaware
                  Ironside Venture Partners I LLC                          196        100   Delaware
                  Ironside Venture Partners II LLC                         197        100   Delaware
                  Manulife Leasing Co. LLC                                             80   Delaware
      Manulife Europe Ruckversicherungs-Aktiengesellschaft                 138        100   Germany
      Manulife Holdings (Bermuda) Limited                                  147        100   Bermuda
         Manulife Management Services Ltd.                                 191        100   Barbados
         Manufacturers P&C Limited                                          36        100   Barbados
         Manufacturers Life Reinsurance Limited                             49        100   Barbados
      Manulife (Vietnam) Limited                                           188        100   Vietnam
         Manulife Vietnam Fund Management Company                                     100   Vietnam
      Manulife (Singapore) Pte. Ltd.                                        14        100   Singapore
         John Hancock Ltd.                                                            100   Singapore
      The Manufacturers Life Insurance Co. (Phils.), Inc.                  164        100   Philippines
         FCM Plans, Inc.                                                   155        100   Philippines
         Manulife Financial Plans, Inc.                                    187        100   Philippines
   FCM Holdings Inc.                                                       104        100   Philippines
      Manulife International Holdings Limited                              152        100   Bermuda
         Manulife Provident Funds Trust Company Limited                    163        100   Hong Kong
         Manulife Asset Management (Asia) Limited                           78        100   Barbados
            Manulife Asset Management (Hong Kong) Limited                             100   Hong Kong
            P.T. Manulife Aset Manajemen Indonesia                         141         85   Indonesia
         Manulife (International) Limited                                   28        100   Bermuda
            Manulife-Sinochem Life Insurance Co. Ltd.                       43         51   China
      P.T. Asuransi Jiwa Manulife Indonesia                                 42         71   Indonesia
         P.T. Bunadaya Sarana Informatika                                              98   Indonesia

         P.T. Asuransi Jiwa Arta Mandiri Prima                              75      99.75   Indonesia
         P.T. Indras Insan Jaya Utama                                               99.98   Indonesia

            P.T. Asuransi Jiwa John Hancock Indonesia                                3.76   Indonesia
   6306471 Canada Inc.                                                     282        100   Canada
      CDF (Thailand) Limited                                               287       90.2   Thailand
         OOC (Thailand) Limited(4)                                         288         51   Thailand
            Manulife Insurance (Thailand) Public Company Limited(5)        286      72.54   Thailand
   Manulife Technology & Services Sdn Bhd.                                 285        100   Malaysia
   6306489 Canada Inc.                                                     283        100   Canada
   Manulife Alberta Limited                                                279        100   Alberta
         Manulife European Holdings (Bermuda) Limited                      270        100   Bermuda
            Manulife European Investments (Luxembourg) S.a.r.l.            271        100   Luxembourg
               Manulife Hungary Holdings Limited(6)                        149         99   Hungary
   MLI Resources Inc.                                                      193        100   Alberta
         Manulife Life Insurance Company(7)                                180         35   Japan
            MFC Global Investment Management (Japan) Limited               208        100   Japan
         Manulife Century Investments (Bermuda) Limited                    172        100   Bermuda
            Manulife Century Investments (Luxembourg) S.A.                 173        100   Luxembourg
               Manulife Century Investments (Netherlands) B.V.             174        100   Netherlands
                  Manulife Premium Collection Co. Ltd.                     178
                  Y.K. Manulife Properties Japan                           142        100   Japan
                  Manulife Century Holdings (Netherlands) B.V.             195        100   Netherlands

----------
(1)  50% of EIS Insurance Services, Inc. is owned by Equinox Financial Group,
     Inc.

(2)  50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.

(3) 22% of Cavalier Cable, Inc. is owned by John Hancock Life Insurance Company (U.S.A.).

(4) 38% of John Hancock Investment Management Services, LLC is owned by John Hancock Life Insurance Company of New York, and the remaining 5% is owned by John Hancock Advisers LLC.

(4)  49% of OQC (Thailand) Limited is owned by 6306489 Canada Inc.

(5) 24.97% OF Manulife insurance (Thailand) Public Company Limited is owned by The Manufacturers Life Insurance Company

(6)  1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.

(7) 32.5% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) and 32.4% by Manulife Century Holdings (Netherlands) B.V and 35.02% by MLI Resources Inc.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of MARCH 31, 2006, there were 47,699 qualified and 40,197 non-qualified contracts of the series offered hereby outstanding.

ITEM 28. INDEMNIFICATION

Pursuant to Article 8 of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters.


          (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

                  NAME OF INVESTMENT COMPANY                                                        CAPACITY IN WHICH ACTING
                  John Hancock Life Insurance Company (U.S.A.) Separate Account H                   Principal Underwriter
                  John Hancock Life Insurance Company (U.S.A.) Separate Account A                   Principal Underwriter
                  John Hancock Life Insurance Company (U.S.A.) Separate Account N                   Principal Underwriter
                  John Hancock Life Insurance Company (U.S.A.) Separate Account I                   Principal Underwriter
                  John Hancock Life Insurance Company (U.S.A.) Separate Account L                   Principal Underwriter
                  John Hancock Life Insurance Company (U.S.A.) Separate Account M                   Principal Underwriter
                  John Hancock Life Insurance Company of New York Separate Account A                Principal Underwriter
                  John Hancock Life Insurance Company of New York Separate Account B                Principal Underwriter
                  John Hancock Life Insurance Company Variable Annuity Account H                    Principal Underwriter
                  John Hancock Life Insurance Company Variable Annuity Account U                    Principal Underwriter
                  John Hancock Life Insurance Company Variable Annuity Account V                    Principal Underwriter
                  John Hancock Life Insurance Company Variable Life Account UV                      Principal Underwriter
                  John Hancock Variable Life Insurance Company Variable Account I                   Principal Underwriter
                  John Hancock Variable Life Insurance Company Variable Account JF                  Principal Underwriter
                  John Hancock Variable Life Insurance Company Variable Account S                   Principal Underwriter
                  John Hancock Variable Life Insurance Company Variable Account U                   Principal Underwriter
                  John Hancock Variable Life Insurance Company Variable Account V                   Principal Underwriter

          (b) Set forth below is Board of Managers of John Hancock Distributors LLC:

                  NAME                                           TITLE
                  Marc Costantini*                               Chairman
                  Steven Finch*                                  President and CEO
                  Kevin Hill*                                    Senior Vice President, U.S. Annuities and Managed Accounts
                  Katherine MacMillan**                          Senior Vice President, Retirement Plan Services
                  Christopher Walker**                           Vice President and CCO

----------

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

          (c)      None.



ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of
      Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by
      Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and the (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 1st day of May 2006.

John Hancock Life Insurance Company
Variable Annuity Account U
(Registrant)

By:   JOHN HANCOCK LIFE INSURANCE COMPANY
      (Depositor)

By:   /s/ John D. DesPrez III
      ------------------------------
      John D. DesPrez III
      Chairman, President and CEO

JOHN HANCOCK LIFE INSURANCE COMPANY

By:   /s/ John D. DesPrez III
      ------------------------------
      John D. DesPrez III
      Chairman, President and CEO

                                   SIGNATURES

      As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the 28th day of April, 2006.

Signature                                       Title
------------------------------                  -----------------------------------------------------------
/s/ John D. DesPrez III                         Chairman, President and CEO
---------------------------
John D. DesPrez III                             (Principal Executive Officer)

/s/ Marc Costantini                             Director, Senior Vice President and Chief Financial Officer
---------------------------
Marc Costantini                                 (Principal Financial Officer)

/s/ Patrick Gill                                Senior Vice President and Controller
---------------------------
Patrick Gill                                    (Principal Accounting Officer)

*                                               Director
---------------------------
James R. Boyle

*                                               Director
---------------------------
Jonathan Chiel

*                                               Director
---------------------------
Robert A. Cook

*                                               Director
---------------------------
Warren A. Thomson

* /s/ Arnold Bergman                            Chief Counsel - Annuities
---------------------------
Arnold Bergman
Pursuant to Power of Attorney

                                INDEX TO EXHIBITS

                                    FORM N-4

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

Exhibits

Item 24.(B)10(b) Consent of Independent Registered Public Accounting Firm

Item 24.(B)10(d) Power of attorney for James R. Boyle, Jonathan Chiel, Robert A. Cook, Marc Costantini, John D. DesPrez III, and Warren Thompson